UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21213
Nuveen
AMT-Free
Quality Municipal Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023
Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1).
The Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds	October 31, 2023
Nuveen Municipal
Closed-End
Funds

Nuveen Quality Municipal Income Fund	NAD

Nuveen AMT-Free Quality Municipal Income Fund	NEA

Annual
Report

Table
of Contents

Chair’s Letter
to Shareholders

Dear Shareholders,

Financial markets spent the past year focused on the direction of inflation and whether policy makers would be able to deliver a soft landing in their economies. After more than a year and a half of interest rate increases by the U.S. Federal Reserve (Fed) and other central banks, financial conditions have tightened and inflation rates have cooled considerably. The Fed increased the target fed funds rate from near zero in March 2022 to a range of 5.25% to 5.50% as of November 2023, with pauses in June 2023, September 2023 and November 2023. But current inflation rates remain above central banks’ targets, and the trajectory from here is difficult to predict given that monetary policy acts on the economy with long and variable lags.

Surprisingly, economies were relatively resilient for much of 2023. By year-end,
the “most predicted recession” had yet to materialize in the U.S., while U.K. and European economic growth was just beginning to show signs of stagnation or decline. U.S. gross domestic product rose 5.2% in the third quarter of 2023, 2.1% in the second quarter of 2023 and 2.0% in the first quarter of 2023, after growing 2.1% in 2022 overall compared to 2021. Much of the growth was driven by a relatively strong jobs market, which kept consumer sentiment and spending elevated despite long-term interest rates nearing multi-year highs, a series of U.S. regional bank failures and shocks from flaring geopolitical tensions.

While central banks are likely nearing the end of this interest rate hiking cycle, there are still upside risks to inflation and downside risks to the economy. Some labor market and consumer indicators are softening. Government funding and deficits remain a concern, especially as the U.S. election year gets underway. The markets will continue to try to anticipate monetary policy shifts as the Fed evaluates incoming data and adjusts its rate setting activity on a meeting-by-meeting
basis. Geopolitical risks – from relations with China, to wars in Europe and the Middle East – also expand the range of outcomes from economies and markets around the world. All these uncertainties, and others, will remain sources of short-term market volatility. In this environment, Nuveen remains committed to filtering the market noise for investable opportunities that ultimately serve long-term investment objectives. Maintaining a long-term perspective is also important for investors, and we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Chair of the Board

December 22, 2023

Important Notices
Portfolio Manager Updates
Effective October 13, 2023, Michael Hamilton and Stephen Candido, CFA, were added as portfolio managers of the Funds. Christopher Drahn will also continue to serve as a portfolio manager of the Funds until his retirement on April 1, 2024. There were no other changes to the portfolio management of the Funds during the reporting period.

Portfolio Managers’
Comments
Nuveen Quality Municipal Income Fund (NAD)
Nuveen
AMT-Free
Quality Municipal Income Fund (NEA)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Christopher L. Drahn, CFA, Stephen J. Candido, CFA and Michael Hamilton manage the Nuveen Quality Municipal Income Fund (NAD) and the Nuveen
AMT-Free
Quality Municipal Income Fund (NEA).
Effective October 13, 2023, Stephen Candido and Michael Hamilton were added as portfolio managers of the Nuveen Quality Municipal Income Fund (NAD) and Nuveen
AMT-Free
Quality Municipal Income Fund (NEA). Christopher Drahn will be retiring as a portfolio manager of the Funds on April 1, 2024.
Here the portfolio managers discuss U.S. economic and municipal market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2023. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and market conditions during the twelve-month annual reporting period ended October 31, 2023?
The U.S. economy performed better than expected despite persistent inflationary pressure and rising interest rates during the twelve-month period ended October 31, 2023. Gross domestic product accelerated sharply in third quarter of 2023 to an annualized rate of 5.2%, according to the U.S. Bureau of Economic Analysis second estimate, up from 2.1% in the second quarter of 2023. By comparison, GDP grew 2.1% in 2022 overall. Early in the reporting period, inflation had risen sharply because of supply chain disruptions and high food and energy prices, the Russia-Ukraine war and China’s zero-COVID
restrictions (lifted in December 2022). Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period inflation levels remained much higher than central banks’ target levels.
The Fed raised its target fed funds rate six times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July 2023 and voting to hold it at that level at its next two meetings held near the end of the reporting period. For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets, given the uncertainty of how rising interest rates would affect the economy. One of the most highly visible impacts occurred in the U.S. regional banking sector in March 2023, when Silicon Valley Bank, Signature Bank, First Republic Bank and Silvergate Bank failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, which was considered vulnerable in the current environment. The Fed’s monetary tightening policy also contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of October 2023, the unemployment rate was 3.9%, rising from its pre-pandemic
low, with monthly job growth continuing to moderate. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
During the reporting period, investors also continued to monitor government funding and deficits. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September 2023 and, subsequent to the close of the reporting period, November 2023. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.
The broad municipal bond market was impacted by interest rate volatility and economic uncertainty during the reporting period. Municipal yields rose across the maturity spectrum, but the move was uneven. The greatest increase in yields was at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Although municipal bonds continued to exhibit relatively strong credit fundamentals, there were periods of spread widening during the reporting period as the market sell-off
continued.

Portfolio Managers’ Comments
(continued)

What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2023?
Each Fund’s investment objective is to provide current income exempt from regular federal income tax, and in the case of NEA the alternative minimum tax (“AMT”) applicable to individuals. Both Funds invest primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories. The Funds use leverage. Leverage is discussed in more detail in the Fund Leverage section of this report.
During the reporting period, the Funds’ trading activity remained focused on pursuing the Funds’ investment objectives. The rising yield environment during this reporting period was favorable for the Funds to reset embedded yields higher in their portfolios, primarily by executing on tax-loss
swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Funds’ income earnings and capture tax efficiencies.
As of October 31, 2023, the Funds continued to use inverse floating rate securities. The Funds employ inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management and income and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended October 31, 2023?
For the twelve-month reporting period ended October 31, 2023, the Funds underperformed the NAD and NEA Blended
Benchmarks. For the purposes of this Performance Commentary, references to relative performance are in comparison to the NAD and NEA Blended Benchmarks, which are both a blended return consisting of: (1) 80% S&P Municipal Bond Investment Grade Index and (2) 20% S&P Municipal Bond High Yield Index.
The primary driver of the Funds’ underperformance was their use of leverage, which detracted significantly. The Funds use leverage through their issuance of preferred shares and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. Leverage is discussed in more detail in the Fund Leverage section of this report.
Other key factors driving NAD’s underperformance included an underweight in industrial development revenue (IDR) bonds and an underweight in non-rated
bonds, as both segments performed well in the reporting period.
Other key factors driving NEA’s underperformance included a lack of exposure to alternative minimum tax (AMT) bonds, which performed well but are not permitted in the Fund, and an underweight to the IDR sector. An underweight to non-rated
bonds, which in general also performed well, also detracted from relative performance.
Partially offsetting the Funds’ underperformance were positive contributions from their overweights to longer-duration bonds and overweights to A and BBB rated bonds.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The Funds’ use of leverage detracted from relative performance over this reporting period.
As of October 31, 2023, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAD	NEA

Effective Leverage *	42.58%	42.58%
Regulatory Leverage *	41.47%	41.52%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day
operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2023, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**

Fund	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference	Total

NAD	$1,406,500,000	$ 504,300,000	$1,910,800,000

NEA	$ 643,000,000	$ 1,728,300,000	$2,371,300,000

* Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP,
MFP-VRM
and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements for further details.
** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode
MFP-VRRM
and
MFP-VRDM,
where applicable. See Notes to Financial Statements for further details.
Refer to Notes to Financial Statements for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2023. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts

Monthly Distributions (Ex-Dividend Date)	NAD	NEA

November	$0.0465	$0.0445
December	0.0465	0.0445
January	0.0395	0.0350
February	0.0395	0.0350
March	0.0395	0.0350
April	0.0380	0.0350
May	0.0380	0.0350
June	0.0380	0.0350
July	0.0380	0.0350
August	0.0380	0.0350
September	0.0380	0.0350
October	0.0380	0.0350

Total Distributions from Net Investment Income	$0.4775	$0.4390

Yields	NAD	NEA

Market Yield 1	4.65%	4.44%
Taxable-Equivalent Yield 1	7.84%	7.49%

1
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable- Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax
basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/ or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in the Notes to Financial Statements of this report.
Updated Distribution Policy
On October 23, 2023, the Funds’ Board of Trustees (the “Board”) updated each Fund’s distribution policy. Effective for distributions payable on December 1, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.

NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at https://www.nuveen.com/resource-center-closedend funds, along with other Nuveen closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
As of October 31, 2023, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAD	NEA

Common shares cumulatively repurchased and retired	17,900	120,000

Common shares authorized for repurchase	23,340,000	29,900,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.

NEA

Common shares repurchased and retired	45,000

Weighted average price per common share repurchased and retired	$ 9.88

Weighted average discount per common share repurchased and retired	(17.23)%

OTHER COMMON SHARE INFORMATION
As of October 31, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAD	NEA

Common share NAV	$11.56	$11.17
Common share price	$9.81	$9.47
Premium/(Discount) to NAV	(15.14)%	(15.22)%
Average premium/(discount) to NAV	(13.10)%	(13.31)%

About the Funds’ Benchmarks
S&P Municipal Bond Index:
An index designed to measure the performance of the
tax-exempt
U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Investment Grade Index:
An index designed to measure the performance of
tax-exempt
investment grade municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond High Yield Index:
An index designed to measure the performance of
tax-exempt
high yield municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
NAD Blended Benchmark:
Consists of: 1) 80% S&P Municipal Bond Investment Grade Index (defined herein), and 2) 20% S&P Municipal Bond High Yield Index (defined herein). The Fund’s performance was measured against the S&P Municipal Bond Index through September 11, 2016. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
NEA Blended Benchmark:
Consists of: 1) 80% S&P Municipal Bond Investment Grade Index (defined herein), and 2) 20% S&P Municipal Bond High Yield Index (defined herein). The Fund’s performance was measured against the S&P Municipal Bond Index through September 11, 2016. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NAD	Nuveen Quality Municipal Income Fund Performance Overview and Holding Summaries October 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of
		October 31, 2023
		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NAD at Common Share NAV	5/26/99	1.26%	(0.15)%	2.62%

NAD at Common Share Price	5/26/99	(3.68)%	(0.03)%	2.54%

S&P Municipal Bond Index	–	2.36%	1.04%	2.18%

NAD Blended Benchmark	–	2.57%	1.15%	2.31%

* For purposes of Fund performance, relative results are measured against the NAD Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 80% S&P Municipal Bond Investment Grade Index and 2) 20% S&P Municipal Bond High Yield Index. The Fund’s performance was measured against the S&P Municipal Bond Index through September 11, 2016.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000
Investment as of October 31,
2023 - Class A

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Holdings Summaries as of October 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	168.8%

Investment Companies	0.0%

Short-Term Municipal Bonds	2.7%

Other Assets & Liabilities, Net	2.3%

Floating Rate Obligations	(2.9)%

AMTP Shares, Net	(27.0)%

MFP Shares, Net	(25.2)%

VRDP Shares, Net	(18.7)%

Net Assets	100%

Bond Credit Quality (% of total investment exposure)

U.S. Guaranteed	6.7%

AAA	2.3%

AA	27.1%

A	37.4%

BBB	14.9%

BB or Lower	5.2%

N/R (not rated)	6.4%

Total	100%

Portfolio Composition
(% of total investments)

Transportation	27.9%

Health Care	19.3%

Tax Obligation/Limited	15.5%

Tax Obligation/General	10.6%

Utilities	9.4%

U.S. Guaranteed	6.7%

Education and Civic Organizations	4.2%

Other	6.4%

Investment Companies	0.0%

Total	100%

States and Territories 1
(% of total municipal bonds)

Texas	10.6%

Illinois	9.0%

Colorado	8.1%

California	6.9%

New York	6.1%

Florida	5.7%

Maryland	5.7%

Pennsylvania	3.8%

Missouri	3.4%

New Jersey	3.1%

South Carolina	3.0%

Ohio	2.5%

Michigan	2.4%

Louisiana	2.1%

Washington	2.0%

Minnesota	1.9%

Wisconsin	1.7%

Arizona	1.7%

Utah	1.5%

Oregon	1.4%

Other	17.4%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NEA	Nuveen AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries October 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of
		October 31, 2023
		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NEA at Common Share NAV	11/21/02	0.72%	(0.50)%	2.64%

NEA at Common Share Price	11/21/02	(4.42)%	(0.31)%	2.48%

S&P Municipal Bond Index	–	2.36%	1.04%	2.18%

NEA Blended Benchmark	–	2.57%	1.15%	2.31%

* For purposes of Fund performance, relative results are measured against the NEA Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 80% S&P Municipal Bond Investment Grade Index and 2) 20% S&P Municipal Bond High Yield Index. The Fund’s performance was measured against the S&P Municipal Bond Index through September 11, 2016.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000
Investment as of October 31,
2023 - Class A

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Performance Overview and Holdings Summaries
October 31, 2023
(continued)

Holdings Summaries as of October 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)

Municipal Bonds	169.1%

Short-Term Municipal Bonds	1.7%

Other Assets & Liabilities, Net	2.4%

Floating Rate Obligations	(2.3)%

AMTP Shares, Net	(5.2)%

MFP Shares, Net	(31.1)%

VRDP Shares, Net	(34.6)%

Net Assets	100%

Bond Credit Quality
(% of total investment exposure)

U.S. Guaranteed	7.6%

AAA	2.3%

AA	33.5%

A	35.2%

BBB	13.1%

BB or Lower	3.1%

N/R (not rated)	5.2%

Total	100%

Portfolio Composition
(% of total investments)

Health Care	21.6%

Tax Obligation/Limited	18.5%

Transportation	15.0%

Tax Obligation/General	12.6%

Utilities	11.9%

U.S. Guaranteed	8.0%

Education and Civic Organizations	7.3%

Other	5.1%

Total	100%

States and Territories 1
(% of total municipal bonds)

Illinois	10.8%

Colorado	9.3%

Michigan	7.1%

Texas	6.7%

New York	6.5%

Florida	4.6%

New Jersey	4.5%

California	4.1%

Pennsylvania	3.6%

Missouri	3.5%

Minnesota	3.1%

Ohio	3.0%

Georgia	2.8%

Wisconsin	2.5%

North Carolina	2.3%

Washington	2.2%

South Carolina	2.2%

District of Columbia	2.1%

Oregon	1.7%

Indiana	1.6%

Other	15.8%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising "Other" and not listed in the table above.

Shareholder Meeting Report
The annual meeting of shareholders was held on August 9, 2023, for NAD and NEA; at this meeting the shareholders were asked to elect Board members.

	NAD		NEA

	Common and		Common and
	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting
	together	together	together	together
	as a class	as a class	as a class	as a class

Approval of the Board Members was reached as follows:

Amy B.R. Lancellotta
For	174,000,515	–	217,189,079	–
Withhold	12,322,058	–	26,121,923	–

Total	186,322,573	–	243,311,002	–

John K. Nelson
For	172,461,624	–	214,668,845	–
Withhold	13,860,949	–	28,642,157	–

Total	186,322,573	–	243,311,002	–

Terence J. Toth
For	173,217,249	–	216,033,138	–
Withhold	13,105,324	–	27,277,864	–

Total	186,322,573	–	243,311,002	–

Robert L. Young
For	173,126,275	–	215,397,161	–
Withhold	13,196,298	–	27,913,841	–

Total	186,322,573	–	243,311,002	–

William C. Hunter
For	–	19,108	–	347,609
Withhold	–	–	–	–

Total	–	19,108	–	347,609

Albin F. Moschner
For	–	19,108	–	347,609
Withhold	–	–	–	–

Total	–	19,108	–	347,609

Report of Independent Registered
Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Quality Municipal Income Fund and Nuveen
AMT-Free
Quality Municipal Income Fund:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Quality Municipal Income Fund and Nuveen
AMT-Free
Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 28, 2023

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	LONG-TERM INVESTMENTS - 168.8% (98.4% of Total Investments)
	MUNICIPAL BONDS - 168.8% (98.4% of Total Investments)

	Alabama - 1.4% (0.8% of Total Investments)

$ 5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2016C, 5.000%, 11/15/46	5/26 at 100.00	$4,774,506

	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A:
5,000	5.000%, 10/01/33 - AGM Insured, (AMT)	10/27 at 100.00	5,029,825
5,455	5.000%, 10/01/34 - AGM Insured, (AMT)	10/27 at 100.00	5,479,379
5,550	5.000%, 10/01/35 - AGM Insured, (AMT)	10/27 at 100.00	5,558,363

3,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2023 Sub B-2, 5.250%, 12/01/53, (Mandatory Put 12/01/30)	9/30 at 100.32	3,024,306

2,255	Limestone County Water & Sewer Authority, Alabama, Water and Sewer Revenue Bonds, Series 2022, 5.000%, 12/01/45	6/32 at 100.00	2,260,261

7,590	Pike Road, Alabama, General Obligation Warrants, Series 2023, 5.000%, 3/01/52	3/33 at 100.00	7,663,133

1,000	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 3, Fixed Rate Series 2022A-1, 5.500%, 1/01/53, (Mandatory Put 12/01/29)	9/29 at 100.10	1,015,347

4,165	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A	5/29 at 100.00	3,432,786

	Total Alabama		38,237,906

	Alaska - 0.3% (0.2% of Total Investments)

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,580	5.000%, 1/01/24, (AMT)	No Opt. Call	1,579,816
3,400	5.000%, 1/01/25, (AMT)	No Opt. Call	3,403,519
1,000	5.000%, 1/01/28, (AMT)	7/25 at 100.00	999,670
1,075	5.000%, 1/01/29, (AMT)	7/25 at 100.00	1,074,770
300	5.000%, 1/01/31, (AMT)	7/25 at 100.00	298,705

	Total Alaska		7,356,480

	Arizona - 2.9% (1.7% of Total Investments)

3,815	Arizona Board of Regents, University of Arizona, Speed Revenue Bonds, Stimulus Plan for Economic and Educational Development, Refunding Series 2020A, 4.000%, 8/01/44	8/30 at 100.00	3,229,207

2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	2,362,020

1,000	Arizona Industrial Development Authority Education Revenue Bonds, Academies of Math & Science Projects, Series 2023, 5.375%, 7/01/53	7/31 at 100.00	855,098

2,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	1,830,468

11,795	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 4.000%, 1/01/36	1/27 at 100.00	11,045,086

9,665	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B, 5.000%, 7/01/49, (AMT)	7/29 at 100.00	9,118,685

15,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42, (AMT)	7/27 at 100.00	15,626,095

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Arizona (continued)
$ 7,000		Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/39 - FGIC Insured	No Opt. Call	$7,625,668

1,000		Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding Series 2015, 4.000%, 12/01/38 - AGM Insured	12/25 at 100.00	887,401

		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
500		5.500%, 12/01/29	No Opt. Call	511,482
24,765		5.000%, 12/01/37	No Opt. Call	24,040,252

1,100		Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/34 - BAM Insured	6/24 at 100.00	1,100,834

		Total Arizona		78,232,296

		Arkansas - 0.6% (0.3% of Total Investments)

5,020		Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A	9/25 at 105.00	4,425,367

6,550		Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2023, 5.700%, 5/01/53, (AMT)	5/26 at 105.00	5,977,485

4,000		Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, (AMT), 144A	9/26 at 103.00	3,552,299

2,055		Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 4.875%, 12/01/43	12/23 at 100.00	1,817,459

		Total Arkansas		15,772,610

		California - 11.8% (6.9% of Total Investments)

2,665		Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2022C, 5.000%, 10/01/52 - AGM Insured	10/32 at 100.00	2,665,177

		Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
2,945		0.000%, 9/01/27 - AGM Insured	No Opt. Call	2,496,450
7,150		0.000%, 9/01/28 - AGM Insured	No Opt. Call	5,800,011
2,455		0.000%, 9/01/32 - AGM Insured	No Opt. Call	1,642,293
105	(c)	0.000%, 9/01/35 - AGM Insured, (ETM)	No Opt. Call	63,706
95		0.000%, 9/01/35 - AGM Insured	No Opt. Call	54,268

1,055		Brisbane School District, San Mateo County, California, General Obligation Bonds, Election 2003 Series 2005, 0.000%, 7/01/35 - AGM Insured	No Opt. Call	616,156

		Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B:
1,405		0.000%, 8/01/32 - SYNCORA GTY Insured	No Opt. Call	938,998
235	(c)	0.000%, 8/01/32 - SYNCORA GTY Insured, (ETM)	No Opt. Call	165,918
60	(c)	0.000%, 8/01/32, (ETM)	No Opt. Call	42,362

		Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election of 2004 Series 2005B:
3,685		0.000%, 8/01/31 - FGIC Insured	No Opt. Call	2,583,794
4,505		0.000%, 8/01/33 - FGIC Insured	No Opt. Call	2,868,821

		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
10,000		5.000%, 11/15/46	11/26 at 100.00	9,821,977
2,855	(c)	5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	2,974,624

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$ 16,665		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	$16,451,740

2,275		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 4.000%, 11/15/42	11/27 at 100.00	2,014,648

5,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43, (AMT)	6/28 at 100.00	4,731,028

3,250		California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2017A, 5.000%, 2/01/47	2/27 at 100.00	3,067,383

815	(c)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38, (Pre-refunded 1/02/24)	1/24 at 100.00	816,716

500		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	465,044

		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,000		5.000%, 12/01/46, 144A	6/26 at 100.00	883,669
13,820		5.250%, 12/01/56, 144A	6/26 at 100.00	12,243,712

		California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
29	(d),(e)	5.750%, 7/01/30	1/22 at 100.00	29,023
80	(d),(e)	5.500%, 7/01/39	1/22 at 100.00	79,485

4,890		Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 - NPFG Insured	No Opt. Call	4,366,822

1,000		Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 - FGIC Insured	No Opt. Call	744,623

4,000		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	4,009,618

3,010		El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/25	No Opt. Call	2,808,137

3,500		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 - AGM Insured	No Opt. Call	2,196,959

		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,480	(c)	5.750%, 1/15/46, (Pre-refunded 1/15/24)	1/24 at 100.00	1,486,016
6,480	(c)	6.000%, 1/15/49, (Pre-refunded 1/15/24)	1/24 at 100.00	6,509,166

9,930	(c)	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45, (Pre-refunded 6/01/25)	6/25 at 100.00	10,131,753

		Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
1,455	(c)	0.000%, 6/01/24 - AMBAC Insured, (ETM)	No Opt. Call	1,424,449
3,500	(c)	0.000%, 6/01/26 - AGM Insured, (ETM)	No Opt. Call	3,186,760

59,280		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	4,862,282

1,260		Huntington Beach Union High School District, Orange County, California, Certificates of Participation, Capital Project, Series 2007, 0.000%, 9/01/35 - AGM Insured	No Opt. Call	739,161

5,240		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/30 - AGM Insured	No Opt. Call	3,961,550

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$ 2,500		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 - FGIC Insured	No Opt. Call	$1,718,657

5,000		Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 - AGM Insured	No Opt. Call	4,802,538

1,045		Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 - NPFG Insured	No Opt. Call	745,597

9,140		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/41, (AMT)	5/25 at 100.00	8,954,768

		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D:
12,835		5.000%, 5/15/46, (AMT)	11/31 at 100.00	12,411,355
40	(c)	5.000%, 5/15/46, (Pre-refunded 11/15/31), (AMT)	11/31 at 100.00	42,030

2,665		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	2,669,853

6,215	(c)	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31, (Pre-refunded 8/01/24)	8/24 at 100.00	6,316,130

5,955	(f)	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	5,185,728

2,700		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	3,143,644

2,200		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	2,477,930

3,605		Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 - NPFG Insured	No Opt. Call	3,694,642

4,930		Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 - AGM Insured	No Opt. Call	1,834,932

6,000	(c)	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 - FGIC Insured, (ETM)	No Opt. Call	3,843,811

2,000		Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	811,592

5,000	(f)	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, 2010 Election Series 2011A, 0.000%, 8/01/41 - AGM Insured	8/36 at 100.00	5,218,794

5,000		Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 - NPFG Insured	No Opt. Call	4,665,742

4,615		Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	2,133,239

10,990		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021B, 5.000%, 7/01/46, (AMT)	7/31 at 100.00	10,444,099

14,055		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A, 5.000%, 5/01/49, (AMT)	5/29 at 100.00	13,489,084

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$ 4,945		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/41, (AMT)	5/26 at 100.00	$4,800,719

10,000		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/42, (AMT)	5/27 at 100.00	9,703,546

		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E:
11,000		5.000%, 5/01/45, (AMT)	5/29 at 100.00	10,585,483
8,405		5.000%, 5/01/50, (AMT)	5/29 at 100.00	8,031,680

2,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Series 2013C, 0.000%, 8/01/43	12/23 at 31.69	595,276

2,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	2,006,305

		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
15,350	(c)	5.000%, 1/15/44, (Pre-refunded 1/15/25)	1/25 at 100.00	15,596,040
25,840	(c)	5.000%, 1/15/50, (Pre-refunded 1/15/25)	1/25 at 100.00	26,254,182

		San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
5,000		5.000%, 3/01/41, (AMT)	3/27 at 100.00	4,854,617
5,000		5.000%, 3/01/47, (AMT)	3/27 at 100.00	4,732,111

14,985		San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/40 - AGM Insured	No Opt. Call	6,294,031

6,660		San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/43	8/25 at 38.93	2,335,832

2,460		Santee School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 - AGC Insured	No Opt. Call	1,611,988

1,145		Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2006C, 0.000%, 11/01/30 - AGM Insured	No Opt. Call	848,841

1,175		Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2010B, 0.000%, 11/01/35 - AGM Insured	No Opt. Call	678,921

2,410		Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 - FGIC Insured	No Opt. Call	2,141,184

3,750	(f)	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 - AGM Insured	8/31 at 100.00	3,768,299

		Total California		319,387,519

		Colorado - 14.0% (8.2% of Total Investments)

4,350		Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2021, 4.375%, 12/01/52	12/26 at 103.00	3,140,190

3,000		Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 - BAM Insured	12/25 at 100.00	3,035,822

2,000		Arvada, Colorado, Water Enterprise Revenue Bonds, Series 2022, 4.000%, 12/01/48	12/32 at 100.00	1,672,414

4,195		Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2016C, 4.000%, 12/15/34	12/26 at 100.00	3,968,865

5,500		Brighton, Colorado, Water Activity Enterprise Revenue Bonds, Water System Project, Series 2022, 5.000%, 6/01/47	6/32 at 100.00	5,570,232

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)

$ 1,775		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/23 at 102.00	$1,703,018

1,500		Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series 2020, 4.000%, 8/01/50 - BAM Insured	8/30 at 100.00	1,206,234

2,945		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	12/23 at 100.00	2,946,338

1,715		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46	8/26 at 100.00	1,219,406

500		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	450,518

1,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30	8/24 at 100.00	1,003,912

3,915		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016, 3.250%, 6/01/46	6/26 at 100.00	2,670,206

545		Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation for Atmospheric Research Project, Refunding Series 2017, 3.625%, 9/01/31	9/27 at 100.00	506,727

		Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver, Series 2017A:
1,200		4.000%, 3/01/36	3/27 at 100.00	1,086,177
1,600		4.000%, 3/01/37	3/27 at 100.00	1,414,730

5,460		Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 4.000%, 11/15/43	11/29 at 100.00	4,709,550

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2021A:
17,905		4.000%, 11/15/46	11/31 at 100.00	15,033,887
11,090		4.000%, 11/15/50	11/31 at 100.00	9,051,547

4,600		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	4,165,559

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
4,000		5.000%, 8/01/44	8/29 at 100.00	3,782,079
15,395		4.000%, 8/01/49	8/29 at 100.00	11,909,118

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2022A:
2,725		5.500%, 11/01/47	11/32 at 100.00	2,704,774
2,300		5.250%, 11/01/52	11/32 at 100.00	2,163,485

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
2,670	(c)	5.000%, 6/01/28, (Pre-refunded 6/01/25)	6/25 at 100.00	2,711,921
6,425	(c)	5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	6,525,876

1,390		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	1,209,039

5,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Intermountain Healthcare, Series 2022A, 5.000%, 5/15/52	5/32 at 100.00	4,885,336

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)

$ 3,785		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2020A, 4.000%, 9/01/50	9/30 at 100.00	$2,853,255

5,535		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series 2019A, 5.000%, 11/01/44	11/29 at 100.00	5,149,599

3,300		Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A, 4.000%, 1/01/37	1/30 at 100.00	3,057,902

1,100		Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	990,285

		Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017C:
950	(c)	5.000%, 3/01/43, (Pre-refunded 3/01/28) - BAM Insured	3/28 at 100.00	1,001,233
710		5.000%, 3/01/43 - BAM Insured	3/28 at 100.00	719,071

2,360		Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43	3/28 at 100.00	2,055,813

3,420		Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2020R, 4.000%, 3/15/45	3/30 at 100.00	2,903,238

4,000		Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2021S, 4.000%, 3/15/41	3/31 at 100.00	3,530,883

3,000	(c)	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44, (Pre-refunded 8/01/24) - AGM Insured	8/24 at 100.00	3,020,829

7,250	(c)	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46, (Pre-refunded 8/01/26)	8/26 at 100.00	7,475,913

8,250		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022A, 5.500%, 11/15/53, (AMT)	11/32 at 100.00	8,342,614

3,400		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022B, 5.250%, 11/15/53	11/32 at 100.00	3,485,620

		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022D:
2,790		5.750%, 11/15/45, (AMT)	11/32 at 100.00	2,927,001
5,000		5.000%, 11/15/53, (AMT)	11/32 at 100.00	4,703,261

1,100		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43, (AMT)	12/23 at 100.00	1,091,616

4,515		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	12/23 at 100.00	4,457,492

		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
17,000		5.000%, 12/01/43, (AMT)	12/28 at 100.00	16,369,353
13,040		5.000%, 12/01/48, (AMT)	12/28 at 100.00	12,225,338
9,040		5.250%, 12/01/48, (AMT)	12/28 at 100.00	8,830,201

4,095		Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	4,108,983

1,820		Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 8/01/46	8/26 at 100.00	1,522,783

11,000		Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Series 2021A, 4.000%, 8/01/51	8/31 at 100.00	9,006,849

2,005		Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32, (AMT)	12/23 at 100.00	1,879,867

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
		Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
$ 2,955		5.000%, 12/01/28	12/26 at 100.00	$2,957,295
2,000		5.000%, 12/01/29	12/26 at 100.00	1,995,181
3,900		5.000%, 12/01/36	12/26 at 100.00	3,701,388

		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
385		0.000%, 9/01/35	No Opt. Call	219,188
150		0.000%, 9/01/37	No Opt. Call	74,472
75		0.000%, 9/01/38	No Opt. Call	34,736
20		0.000%, 9/01/39	No Opt. Call	8,674
110		0.000%, 9/01/41	No Opt. Call	42,338

18,380		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 - NPFG Insured	No Opt. Call	16,994,284

		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045		0.000%, 9/01/29 - NPFG Insured	No Opt. Call	814,922
2,175		0.000%, 9/01/30 - NPFG Insured	No Opt. Call	1,618,970
25,050		0.000%, 9/01/31 - NPFG Insured	No Opt. Call	17,779,235
23,305		0.000%, 9/01/32 - NPFG Insured	No Opt. Call	15,759,895
100		0.000%, 9/01/33 - NPFG Insured	No Opt. Call	64,326

12,500		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 - NPFG Insured	9/26 at 54.77	5,873,631

		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
385		0.000%, 9/01/28 - NPFG Insured	No Opt. Call	314,156
60,000		0.000%, 3/01/36 - NPFG Insured	No Opt. Call	33,380,322

2,200		Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/49 - AGM Insured	12/29 at 100.00	1,828,739

8,000		Ebert Metropolitan District, Denver Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018A-1, 5.000%, 12/01/43 - BAM Insured	12/28 at 100.00	8,062,282

3,550		Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34, 144A	9/27 at 103.00	3,295,557

2,000		Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020, 4.000%, 12/01/45 - BAM Insured	12/30 at 100.00	1,640,178

3,935		Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/50 - AGM Insured	12/30 at 100.00	3,067,798

2,545		Future Legends Sports Park Business Improvement District, Colorado, Limited Tax General Obligation Bonds, Series 2022A and Subordinate Limited Tax General Obligation Bonds, Series 2022B, 6.000%, 12/01/52	9/27 at 103.00	2,259,036

3,305		Goldsmith Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2021, 4.000%, 12/01/51 - AGM Insured	12/31 at 100.00	2,558,676

1,825		Meridian Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2023, 4.375%, 12/01/53 - AGM Insured	12/33 at 100.00	1,608,385

1,860	(c)	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40, (Pre-refunded 12/01/25)	12/25 at 100.00	1,863,712

		Northern Colorado Water Conservancy District Building Corporation, Certificates of Participation, Refunding Series 2021:
9,520		4.000%, 7/01/46	7/31 at 100.00	8,067,961

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
$ 3,250	4.000%, 7/01/51	7/31 at 100.00	$2,653,342

	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016:
1,565	5.000%, 12/01/36	12/26 at 100.00	1,522,139
2,100	5.000%, 12/01/46	12/26 at 100.00	1,887,310

8,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2017A, 5.000%, 12/01/46	12/25 at 100.00	7,637,613

2,235	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/38 - AGM Insured	12/29 at 100.00	1,986,080

3,975	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A	3/26 at 103.00	3,128,067

700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	774,152

750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/36 - AGM Insured	12/26 at 100.00	764,742

	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016:
1,050	5.000%, 12/01/32 - BAM Insured	12/26 at 100.00	1,077,954
1,000	4.125%, 12/01/37 - BAM Insured	12/26 at 100.00	929,798

500	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/41	3/26 at 103.00	390,604

2,000	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 - BAM Insured	12/26 at 100.00	1,886,646

6,225	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022, 6.750%, 12/01/52	12/29 at 103.00	5,382,174

	Total Colorado		378,061,917

	Connecticut - 1.3% (0.7% of Total Investments)

2,135	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	1,678,970

850	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean Affiliates, Series 2020A, 5.000%, 1/01/45, 144A	1/26 at 102.00	674,745

	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2018A:
14,775	5.000%, 1/01/34	1/28 at 100.00	15,325,310
6,410	5.000%, 1/01/37	1/28 at 100.00	6,573,132
6,000	5.000%, 1/01/38	1/28 at 100.00	6,101,467

4,000	University of Connecticut, General Obligation Bonds, Series 2020A, 5.000%, 2/15/39	2/30 at 100.00	4,103,422

	Total Connecticut		34,457,046

	Delaware - 0.3% (0.2% of Total Investments)

800	Delaware Health Facilities Authroity, Revenue Bonds, Beebe Medical Center Project, Series 2018, 5.000%, 6/01/48	12/28 at 100.00	723,464

7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	7,151,050

	Total Delaware		7,874,514

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		District of Columbia - 2.4% (1.4% of Total Investments)

$ 450		District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26, (AMT)	12/23 at 100.00	$450,703

34,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	12/23 at 24.98	7,296,961

		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
2,000		4.000%, 10/01/44	10/29 at 100.00	1,636,307
5,000		5.000%, 10/01/47	10/29 at 100.00	4,709,757
7,500		4.000%, 10/01/49	10/29 at 100.00	5,878,095

2,000		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/36 - AGC Insured	No Opt. Call	1,050,531

5,000	(c)	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41, (Pre-refunded 10/01/26) - AGC Insured	10/26 at 100.00	5,366,164

15,800		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/43, (AMT)	10/28 at 100.00	15,311,022

5,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/49, (AMT)	10/29 at 100.00	4,756,320

8,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2021A, 5.000%, 10/01/46, (AMT)	10/31 at 100.00	7,671,724

7,400		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2023A, 5.250%, 10/01/53, (AMT)	10/32 at 100.00	7,331,906

1,000		Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33	7/27 at 100.00	1,024,900

1,000		Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/38	7/27 at 100.00	1,007,282

		Total District of Columbia		63,491,672

		Florida - 9.9% (5.7% of Total Investments)

1,480		Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	12/23 at 100.00	1,342,185

		Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
450		5.000%, 9/01/45	12/23 at 100.00	425,084
2,260		5.000%, 9/01/48	12/23 at 100.00	2,104,898

8,280		Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 5.000%, 10/01/44, (AMT)	10/29 at 100.00	7,907,455

175		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/40, 144A	9/27 at 100.00	145,035

18,500		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A	1/24 at 107.00	18,037,522

		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
12,000		6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	12/23 at 102.00	11,422,895

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$ 15,985		6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	12/23 at 102.00	$15,108,187

5,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2023A, 7.500%, 7/01/57, (AMT), (Mandatory Put 8/15/24)	12/23 at 103.50	4,916,207

12,500		Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail Expansion Project, Series 2023C, 8.000%, 7/01/57, (AMT), (Mandatory Put 4/01/24), 144A	11/23 at 100.00	12,588,353

		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A:
31,985		5.000%, 10/01/42, (AMT)	10/27 at 100.00	31,022,782
2,665		5.000%, 10/01/47, (AMT)	10/27 at 100.00	2,513,701

6,020	(c)	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44, (Pre- refunded 10/01/24), (AMT)	10/24 at 100.00	6,052,856

5,000		Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, 5.000%, 10/01/43, (AMT)	10/28 at 100.00	4,845,260

2,290	(c)	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40, (Pre-refunded 10/01/24)	10/24 at 100.00	2,312,736

10,305		Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	10,133,924

10,000		Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/55	2/31 at 100.00	7,587,207

5,000		Hillsborough County Port District, Florida, Revenue Bonds, Tampa Port Authority Project, Series 2018B, 5.000%, 6/01/46, (AMT)	6/28 at 100.00	4,518,770

5,075	(c)	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/35, (Pre-refunded 11/15/24)	11/24 at 100.00	5,134,947

9,820		Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 - AGM Insured	2/24 at 100.00	9,820,319

2,000		Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46	7/27 at 100.00	1,498,266

2,930		Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2012A, 5.000%, 4/01/42	12/23 at 100.00	2,829,830

8,070		Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	7,807,020

3,000		Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	2,822,136

1,500		Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/42	8/27 at 100.00	1,461,369

5,000		Miami-Dade County School District, Florida, General Obligation Bonds, School Series 2022A, 5.000%, 3/15/52 - BAM Insured	3/32 at 100.00	5,022,696

5,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/35, (AMT)	10/24 at 100.00	4,891,849

3,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 - BAM Insured, (AMT)	10/25 at 100.00	2,944,863

13,385		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/40, (AMT)	10/27 at 100.00	12,935,038

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)

$ 1,005	(g)	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, 5.250%, 10/01/52, (AMT), (UB)	10/32 at 100.00	$967,594

5,000		Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2022, 5.000%, 7/01/51	7/32 at 100.00	4,952,680

6,035		Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B, 4.000%, 10/01/49	10/29 at 100.00	4,955,680

3,500		Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2021, 4.000%, 10/01/46	4/31 at 100.00	2,942,258

7,000		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022, 4.000%, 10/01/52	4/32 at 100.00	5,636,053

2,360		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/49	10/29 at 100.00	2,146,470

2,260		Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue Bonds, ACTS Retirement - Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32	11/26 at 100.00	2,238,918

4,635		Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond Series 2014B, 5.000%, 9/01/43	9/24 at 100.00	4,663,753

2,500		Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc. Project, Refunding Series 2018A, 5.000%, 3/15/42	5/28 at 100.00	2,406,310

10,095		Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	9,716,679

		South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Refunding Series 2017:
2,000		5.000%, 8/15/42	8/27 at 100.00	1,937,145
9,770		5.000%, 8/15/47	8/27 at 100.00	9,310,673

705		Southeast Overtown/Park West Community Redevelopement Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30, 144A	3/24 at 100.00	705,164

1,500		Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44	1/24 at 100.00	1,448,535

5,545		Tampa, Florida, Hospital Revenue Bonds, H. Lee Moffitt Cancer Center Project, Series 2020B, 5.000%, 7/01/50	7/30 at 100.00	5,226,032

180	(f)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	12/23 at 100.00	167,506

195	(d)	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	12/23 at 100.00	2

6,510		Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	6,243,501

		Total Florida		265,818,343

		Georgia - 2.4% (1.4% of Total Investments)

1,820		Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	1,828,690

10,000		Atlanta, Georgia, Airport General Revenue Bonds, Series 2022B, 5.000%, 7/01/52, (AMT)	7/32 at 100.00	9,434,122

2,600		Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	2,471,929

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Georgia (continued)

$2,500	Columbia County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System, Inc. Project, Series 2023B, 5.125%, 4/01/53, (WI/DD)	4/33 at 100.00	$2,433,449

3,575	Crisp County Hospital Authority, Georgia, Revenue Anticipation Certificates, Crisp County Hospital Project, Series 2021, 4.000%, 7/01/51	7/31 at 100.00	2,819,901

635	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 - NPFG Insured	No Opt. Call	644,870

2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	1,617,502

3,500	Georgia Ports Authority, Revenue Bonds, Series 2021, 4.000%, 7/01/51	7/31 at 100.00	2,923,233

	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,460	5.000%, 5/15/43	5/29 at 100.00	1,372,879
22,700	5.000%, 5/15/49	No Opt. Call	21,124,452

3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	3,284,416

10,260	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	9,497,400

	Paulding County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System Inc., Series 2022A:
3,465	5.000%, 4/01/42	4/32 at 100.00	3,430,107
1,565	5.000%, 4/01/43	4/32 at 100.00	1,539,182

1,000	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2019A, 4.000%, 7/01/44	7/29 at 100.00	832,276

	Total Georgia		65,254,408

	Guam - 0.7% (0.4% of Total Investments)

2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	1,927,732

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
1,760	5.250%, 6/01/32	11/23 at 100.00	1,659,986
2,915	5.625%, 6/01/47	11/23 at 100.00	2,599,765

1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	1,291,508

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
245	5.000%, 7/01/27	7/26 at 100.00	245,736
1,240	5.000%, 1/01/46	7/26 at 100.00	1,137,075

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	898,543

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	1,000,259
2,000	5.000%, 12/01/33	12/26 at 100.00	1,997,651
2,260	5.000%, 12/01/34	12/26 at 100.00	2,240,361
1,175	5.000%, 12/01/46	12/26 at 100.00	1,002,907

	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
510	5.000%, 7/01/32, (AMT)	7/28 at 100.00	516,327
355	5.000%, 7/01/33, (AMT)	7/28 at 100.00	359,287

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Guam (continued)

	Guam Power Authority, Revenue Bonds, Series 2014A:
$600	5.000%, 10/01/39	10/24 at 100.00	$600,305
575	5.000%, 10/01/44	10/24 at 100.00	554,029

	Total Guam		18,031,471

	Hawaii - 1.3% (0.8% of Total Investments)

6,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37, (AMT)	3/27 at 100.00	3,885,388

7,500	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45, (AMT)	7/25 at 100.00	7,197,004

10,000	Hawaii State, Airport System Revenue Bonds, Series 2018A, 5.000%, 7/01/43, (AMT)	7/28 at 100.00	9,692,496

6,000	Hawaii State, Airport System Revenue Bonds, Series 2022, 5.000%, 7/01/38, (AMT)	7/32 at 100.00	5,951,629

5,000	Hawaii State, General Obligation Bonds, Series 2017FK, 4.000%, 5/01/35	5/27 at 100.00	4,811,711

3,720	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Green Senior Series 2023, 5.000%, 7/01/48	7/33 at 100.00	3,748,123

	Total Hawaii		35,286,351

	Idaho - 1.0% (0.6% of Total Investments)

9,495	Boise City Water Renewal System, Idaho, Revenue Bonds, Refunding Series 2022, 5.000%, 9/01/47	9/32 at 100.00	9,567,039

11,205	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Helath Group, Series 2017ID, 5.000%, 12/01/46	6/27 at 100.00	10,754,814

1,700	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/29	9/26 at 100.00	1,648,979

5,585	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2021A, 4.000%, 3/01/46	3/32 at 100.00	4,510,229

	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
1,155	4.750%, 9/01/26	12/23 at 100.00	1,154,930
310	5.000%, 9/01/32	12/23 at 100.00	310,037

	Total Idaho		27,946,028

	Illinois - 15.6% (9.1% of Total Investments)

6,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	6,036,100

9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	9,453,493

2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	2,438,044

11,295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	11,727,671

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
10,130	0.000%, 12/01/24 - FGIC Insured	No Opt. Call	9,603,284
7,140	0.000%, 12/01/25 - FGIC Insured	No Opt. Call	6,445,698
4,325	0.000%, 12/01/29 - FGIC Insured	No Opt. Call	3,192,547
4,235	0.000%, 12/01/31 - FGIC Insured	No Opt. Call	2,804,112

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
$ 10,000		0.000%, 12/01/23 - FGIC Insured	No Opt. Call	$9,959,477
8,845		5.500%, 12/01/26 - NPFG Insured	No Opt. Call	8,910,167

15,735		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2018A, 5.000%, 1/01/48	1/29 at 100.00	14,728,852

6,745		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46	1/25 at 100.00	6,355,563

3,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2017D, 5.000%, 1/01/47	1/27 at 100.00	2,813,501

		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2022A:
5,000		5.500%, 1/01/53 - AGM Insured	1/31 at 100.00	5,025,611
8,010		5.500%, 1/01/55	1/32 at 100.00	7,995,795

		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
4,115		0.000%, 1/01/33 - FGIC Insured	No Opt. Call	2,533,935
29,600		0.000%, 1/01/38 - FGIC Insured	No Opt. Call	12,940,324

11,675		Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	11,961,326

		Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,000		5.000%, 1/01/40	1/29 at 100.00	3,876,589
7,445		5.500%, 1/01/49	1/29 at 100.00	7,275,814

6,290		Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 - NPFG Insured	No Opt. Call	6,507,913

1,300		Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 - AMBAC Insured	No Opt. Call	1,355,158

4,500		Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2017, 5.000%, 12/01/47	12/27 at 100.00	4,409,517

3,000		Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/31	11/26 at 100.00	3,026,635

		Cook County, Illinois, General Obligation Bonds, Refunding Series 2018:
500		5.000%, 11/15/34	11/26 at 100.00	509,822
4,550		5.000%, 11/15/35	11/26 at 100.00	4,610,947

		Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT:
5,000		4.450%, 11/01/36	11/25 at 102.00	4,841,294
815		4.500%, 11/01/36	11/24 at 100.00	792,273
2,785		5.500%, 11/01/36	12/23 at 100.00	2,788,581

410		Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 6.000%, 12/01/45, 144A	12/25 at 100.00	381,137

		Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2015:
12,025	(c),(g)	5.000%, 5/01/45, (Pre-refunded 5/01/25), (UB)	5/25 at 100.00	12,212,958
1,930	(g)	5.000%, 5/01/45, (UB)	5/25 at 100.00	1,954,558

2,000		Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 4.000%, 3/01/38	3/26 at 100.00	1,768,906

2,500		Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/33	2/27 at 100.00	2,560,715

3,300		Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A, 4.000%, 8/01/46	8/31 at 100.00	2,564,542

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
		Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$ 4,750	(c)	5.000%, 9/01/39, (Pre-refunded 9/01/24)	9/24 at 100.00	$4,788,784
6,000	(c)	5.000%, 9/01/42, (Pre-refunded 9/01/24)	9/24 at 100.00	6,048,990

10,745		Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	10,185,214

		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560		5.000%, 8/15/35	8/25 at 100.00	537,079
3,745		5.000%, 8/15/44	8/25 at 100.00	3,522,336

10,000		Illinois Finance Authority, Revenue Bonds, University of Chicago Medicine, Series 2022A, 5.000%, 8/15/47	8/32 at 100.00	9,620,931

		Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
2,670	(c)	5.000%, 10/01/46, (Pre-refunded 10/01/25)	10/25 at 100.00	2,720,774
330		5.000%, 10/01/46	10/25 at 100.00	328,234

2,000		Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	11/23 at 100.00	2,001,652

1,830		Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/32 - AGM Insured	6/24 at 100.00	1,830,034

450		Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/39	12/27 at 100.00	427,443

		Illinois State, General Obligation Bonds, February Series 2014:
5,705		5.250%, 2/01/33	2/24 at 100.00	5,631,199
5,815		5.250%, 2/01/34	2/24 at 100.00	5,719,491
2,000		5.000%, 2/01/39	2/24 at 100.00	1,905,359

		Illinois State, General Obligation Bonds, January Series 2016:
3,500		5.000%, 1/01/29	1/26 at 100.00	3,542,554
8,250		5.000%, 1/01/32	1/26 at 100.00	8,308,580

4,200		Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/27	6/26 at 100.00	4,267,194

		Illinois State, General Obligation Bonds, June Series 2022A:
2,000		5.500%, 3/01/42	3/32 at 100.00	2,034,072
785		5.500%, 3/01/47	3/32 at 100.00	789,657

16,485		Illinois State, General Obligation Bonds, March Series 2021A, 5.000%, 3/01/46	3/31 at 100.00	15,494,143

		Illinois State, General Obligation Bonds, May Series 2020:
1,635		5.500%, 5/01/30	No Opt. Call	1,712,160
5,305		5.500%, 5/01/39	5/30 at 100.00	5,430,155
3,000		5.750%, 5/01/45	5/30 at 100.00	3,061,421

		Illinois State, General Obligation Bonds, May Series 2023B:
4,585		5.250%, 5/01/43	5/32 at 100.00	4,509,717
4,525		5.500%, 5/01/47	5/32 at 100.00	4,551,282

1,500		Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/37	11/26 at 100.00	1,460,178

3,510		Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	3,582,641

8,865		Illinois State, General Obligation Bonds, October Series 2022C, 5.500%, 10/01/41	10/32 at 100.00	9,036,849

1,395		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	12/23 at 100.00	1,394,885

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)

$ 4,685		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	$4,675,985

		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A:
7,770		4.000%, 1/01/42	1/32 at 100.00	6,783,232
10,000		5.000%, 1/01/46	1/32 at 100.00	9,997,025

5,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Series 2023A, 5.250%, 1/01/45	7/33 at 100.00	5,077,022

		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0052:
1,875		5.460%, 1/01/38, 144A, (IF)	1/23 at 100.00	1,874,381
1,815		5.791%, 1/01/38, 144A, (IF)	1/23 at 100.00	1,814,401

4,100		Lake County School District 112 North Shore, Illinois, General Obligation Bonds, Series 2022, 4.000%, 12/01/38	12/31 at 100.00	3,765,989

		Metropolitan Pier and Exposition Authority, Illinois, Dedicated Tax Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,170		0.000%, 12/15/23 - NPFG Insured	No Opt. Call	6,139,778
440		0.000%, 12/15/23 - NPFG Insured	No Opt. Call	437,596

1,890		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	1,746,924

1,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	993,938

4,780		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A, 5.000%, 6/15/57	12/27 at 100.00	4,373,482

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
23,575		0.000%, 12/15/23 - NPFG Insured	No Opt. Call	23,446,191
10,775		0.000%, 12/15/24 - NPFG Insured	No Opt. Call	10,236,542

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
155	(c)	0.000%, 12/15/23, (ETM)	No Opt. Call	154,222
5,000		0.000%, 12/15/34 - NPFG Insured	No Opt. Call	2,916,634
1,100		0.000%, 12/15/35 - NPFG Insured	No Opt. Call	604,472
3,805		0.000%, 6/15/41 - NPFG Insured	No Opt. Call	1,458,497

1,210	(c)	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26, (ETM)	No Opt. Call	1,261,392

1,350		Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Refunding Series 2020B, 4.000%, 4/01/41 - BAM Insured	4/30 at 100.00	1,135,743

2,495		Sangamon County School District 186 Springfield, Illinois, General Obligation Bonds, Alternate Revenue Source Series 2023, 5.500%, 6/01/58 - AGM Insured	6/33 at 100.00	2,535,473

2,500		Sangamon County Water Reclamation District, Illinois, General Obligation Bonds Alternate Revenue Source, Project & Refunding Series 2019A, 4.000%, 1/01/44 - BAM Insured	1/29 at 100.00	2,125,972

		Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
2,250		5.000%, 3/01/29	3/25 at 100.00	2,262,548
3,505		5.000%, 3/01/40 - AGM Insured	3/25 at 100.00	3,525,901

		Total Illinois		420,149,207

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Indiana - 1.1% (0.6% of Total Investments)

$ 1,480	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A	6/30 at 100.00	$1,164,962

	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Fixed Rate Series 2023A:
3,950	5.000%, 10/01/46	No Opt. Call	3,901,332
10,000	5.000%, 10/01/53	10/33 at 100.00	9,740,045

7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	7,490,068

4,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 4.000%, 10/01/42	12/23 at 100.00	3,870,602

3,985	Valparaiso, Indiana, Exempt Faciltiies Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44, (AMT)	1/24 at 100.00	3,992,809

	Total Indiana		30,159,818

	Iowa - 0.7% (0.4% of Total Investments)

	Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement Community Project, Refunding Series 2021:
2,550	5.000%, 9/01/41	9/28 at 102.00	1,898,021
2,000	5.000%, 9/01/51	9/28 at 102.00	1,347,306

1,505	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	12/23 at 100.00	1,324,129

9,535	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, 5.000%, 12/01/50	12/29 at 103.00	8,463,399

6,235	Iowa State, Hospital Revenue Bonds, University of Iowa Hospitals and Clinics, SUI Series 2022A, 4.000%, 9/01/36	9/32 at 100.00	5,744,983

5,290	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2 Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65	6/31 at 25.58	490,885

	Total Iowa		19,268,723

	Kansas - 0.6% (0.4% of Total Investments)

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A:
6,770	5.000%, 7/01/43	7/28 at 100.00	6,354,927
7,600	5.000%, 7/01/48	7/28 at 100.00	6,904,380

3,625	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Improvement and Refunding Series 2022A, 5.250%, 9/01/52 - AGM Insured	9/32 at 100.00	3,673,941

	Total Kansas		16,933,248

	Kentucky - 0.4% (0.2% of Total Investments)

2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	2,478,459

	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
4,790	6.750%, 7/01/43	7/31 at 100.00	5,231,280
3,655	6.875%, 7/01/46	7/31 at 100.00	3,999,640

	Total Kentucky		11,709,379

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Louisiana - 3.6% (2.1% of Total Investments)

$ 4,055		Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	12/23 at 100.00	$3,908,464

2,665	(c)	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B, 5.000%, 2/01/39, (Pre-refunded 2/01/25)	2/25 at 100.00	2,704,425

3,130		Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 - AGM Insured	12/27 at 100.00	3,094,171

		Lafayette Parish School Board, Louisiana, Sales Tax Revenue Bonds, Series 2018:
1,500		4.000%, 4/01/40	4/27 at 100.00	1,325,832
4,685		4.000%, 4/01/43	4/27 at 100.00	4,013,631

4,000		Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A, 5.000%, 10/01/41	10/27 at 100.00	3,763,075

5,200	(c)	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/44, (Pre-refunded 2/01/24)	2/24 at 100.00	5,213,838

7,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/46	5/27 at 100.00	6,541,846

10,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020A, 4.000%, 5/15/49	5/30 at 100.00	7,965,884

6,900		Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, (AMT), 144A	12/23 at 100.00	6,657,317

1,265	(c)	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/45, (Pre-refunded 11/01/25)	11/25 at 100.00	1,291,371

1,830		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016, 4.000%, 5/15/35	5/26 at 100.00	1,726,356

10,810		Louisiana Stadium and Exposition District, Revenue Bonds, Senior Series 2023A, 5.000%, 7/01/48	7/33 at 100.00	10,670,228

14,000	(c)	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2015A, 4.000%, 5/01/41, (Pre-refunded 5/01/25)	5/25 at 100.00	14,017,155

		New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2015B:
6,235		5.000%, 1/01/40, (AMT)	1/25 at 100.00	6,031,125
6,895		5.000%, 1/01/45, (AMT)	1/25 at 100.00	6,461,832

5,350	(c)	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44, (Pre-refunded 6/01/24)	6/24 at 100.00	5,383,320

1,200	(c)	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44, (Pre-refunded 12/01/24)	12/24 at 100.00	1,213,503

5,655		Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	5,629,966

		Total Louisiana		97,613,339

		Maine - 0.4% (0.2% of Total Investments)

		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
3,820		4.000%, 7/01/41	7/26 at 100.00	2,949,186
2,800		4.000%, 7/01/46	7/26 at 100.00	2,020,475

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maine (continued)
$ 2,935		Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	$2,818,732

		Maine Turnpike Authority, Special Obligation Bonds, Series 2014:

1,290		5.000%, 7/01/33	7/24 at 100.00	1,297,250
1,020		5.000%, 7/01/34	7/24 at 100.00	1,025,400

		Total Maine		10,111,043

		Maryland - 9.8% (5.7% of Total Investments)

1,810		Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28, (Mandatory Put 1/01/27)	12/23 at 100.00	1,811,232

1,180		Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	12/23 at 100.00	1,180,293

		Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,000		3.625%, 1/01/37	1/26 at 100.00	841,466
2,220		5.000%, 1/01/37	1/26 at 100.00	2,206,316

2,500		Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2020, 4.000%, 1/01/50	1/27 at 103.00	1,891,130

635		Baltimore County, Maryland, Revenue Bonds, Riderwood Village Inc Facility, Series 2020, 4.000%, 1/01/50	1/27 at 103.00	478,961

9,215		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/42	9/27 at 100.00	7,661,847

2,480	(c)	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38, (Pre-refunded 1/01/24)	1/24 at 100.00	2,483,899

5,000		Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2014C, 5.000%, 7/01/44	1/25 at 100.00	4,849,276

2,000		Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A, 5.000%, 7/01/46	1/27 at 100.00	1,999,493

2,000		Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A, 5.000%, 7/01/46, (UB)	1/27 at 100.00	1,999,492

625	(c)	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 - FGIC Insured, (ETM)	No Opt. Call	629,453

1,750	(c)	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 - FGIC Insured, (ETM)	8/21 at 100.00	1,784,639

2,500		Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A, 5.000%, 7/01/44	1/25 at 100.00	2,424,638

6,000		Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41, (UB)	1/27 at 100.00	6,034,960

1,450		Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.500%, 6/01/43	6/26 at 100.00	1,388,357

		Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
525		5.000%, 6/15/30	6/24 at 100.00	526,980
425		5.000%, 6/15/33	6/24 at 100.00	426,555

		Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
1,270		4.500%, 9/01/33	9/27 at 100.00	1,184,080
240		5.000%, 9/01/38	9/27 at 100.00	224,805

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Maryland (continued)
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
$ 1,895	5.000%, 6/01/36	6/26 at 100.00	$1,788,784
250	5.125%, 6/01/43	6/26 at 100.00	228,360

2,000	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2019A, 3.625%, 6/01/46, 144A	6/29 at 100.00	1,457,600

350	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2019B, 3.875%, 6/01/46, 144A	11/23 at 100.00	257,556

	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Refunding Series 2019:
450	4.000%, 7/01/29	1/29 at 100.00	425,676
739	5.000%, 7/01/36	1/29 at 100.00	709,507

	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University Inc., Series 2017A:
3,000	5.000%, 9/01/37, 144A	9/27 at 100.00	2,717,842
1,750	5.000%, 9/01/45, 144A	9/27 at 100.00	1,469,215

330	Frederick County, Maryland, Special Obligation Bonds, Lake Linganore Village Community Development Series 2001A, 5.700%, 7/01/29 - RAAI Insured	12/23 at 100.00	330,372

1,250	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Refunding Series 2020A, 4.000%, 7/01/35	7/30 at 100.00	1,151,598

370	Frederick County, Maryland, Tax Increment and Special Tax B Limited Obligation Bonds, Oakdale-Lake Linganore Project, Series 2019, 3.750%, 7/01/39	7/29 at 100.00	294,457

115	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	100,980

	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated Group Project, Refunding Series 2018A:
2,000	5.000%, 1/01/33	1/24 at 104.00	1,923,052
1,000	5.000%, 1/01/36	1/24 at 104.00	929,145

	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	1,458,670
1,550	5.000%, 6/01/44	6/24 at 100.00	1,492,092

1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	1,479,859

	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
2,000	4.625%, 10/01/28	12/23 at 100.00	2,000,631
3,000	5.000%, 10/01/28	12/23 at 100.00	3,001,957

1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square Apartments, Series 2017, 5.000%, 12/01/42	12/27 at 100.00	972,886

1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2016, 5.000%, 4/01/46	4/27 at 100.00	962,677

1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/36	4/27 at 100.00	1,440,612

1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 6.100%, 2/15/44	2/24 at 100.00	1,350,494

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Maryland (continued)
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A:
$ 1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	$1,352,664
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	1,359,593
850	4.500%, 2/15/47, 144A	2/26 at 100.00	704,062

	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	2,016,440
1,640	5.000%, 7/01/34	7/25 at 100.00	1,503,430

1,220	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2000A, 2.800%, 7/01/45	7/29 at 100.00	775,583

1,195	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40	1/24 at 100.00	1,039,742

680	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42	1/27 at 100.00	549,250

700	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2020E, 2.350%, 7/01/45	1/30 at 100.00	406,324

1,445	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 3.000%, 3/01/42	3/29 at 100.00	1,151,891

2,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020D, 2.100%, 9/01/40	9/29 at 100.00	1,260,797

2,570	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021A, 2.000%, 9/01/43	3/30 at 100.00	1,415,429

2,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Taxable Series 2019D, 3.350%, 7/01/49	7/29 at 100.00	1,453,345

1,000	Maryland Community Development Administration, Department of Housing and Community Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	936,710

600	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A, 5.000%, 6/01/49, (AMT)	6/29 at 100.00	559,086

	Maryland Economic Development Corporation Economic Development Revenue Bonds, Transportation Facilities Project, Refunding Series 2017A:
1,000	5.000%, 6/01/31	6/28 at 100.00	1,009,544
1,125	5.000%, 6/01/32	6/28 at 100.00	1,134,616
3,360	5.000%, 6/01/35	6/28 at 100.00	3,378,040

1,600	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO Airport Real Estate Group, Series 2019, 4.000%, 7/01/39, (AMT)	7/29 at 100.00	1,323,851

	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	861,955
1,080	4.000%, 6/01/58	6/28 at 100.00	695,413

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maryland (continued)
$3,725		Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58	6/28 at 100.00	$3,296,747

5,810		Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	12/23 at 100.00	5,861,112

2,000	(d)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/23 at 100.00	1,200,000

		Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
1,100		5.000%, 7/01/36	7/27 at 100.00	1,037,759
470		5.000%, 7/01/37	12/23 at 100.00	440,722

		Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017:
585		4.375%, 7/01/36	1/27 at 100.00	525,495
355		4.500%, 7/01/44	1/27 at 100.00	302,101

		Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500		5.000%, 6/01/27	12/23 at 100.00	496,749
500		5.000%, 6/01/34	12/23 at 100.00	470,936

1,510		Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	12/23 at 100.00	1,445,382

495		Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland - Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39	7/25 at 100.00	466,718

1,110		Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 - AGM Insured	12/23 at 100.00	1,013,354

		Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
875		5.000%, 6/01/30 - AGM Insured	6/26 at 100.00	888,537
240		5.000%, 6/01/31 - AGM Insured	6/26 at 100.00	243,675
2,405		5.000%, 6/01/35 - AGM Insured	6/26 at 100.00	2,438,181
780		5.000%, 6/01/43 - AGM Insured	6/26 at 100.00	761,687

		Maryland Health and Higher Educational Facilities Authority, Maryland, Revenue Bonds, Meritus Medical Center, Series 2015:
990		4.000%, 7/01/32	7/25 at 100.00	907,439
2,470		4.250%, 7/01/35	7/25 at 100.00	2,217,229
1,740		5.000%, 7/01/45	7/25 at 100.00	1,621,003

		Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300		5.000%, 7/01/27 - AMBAC Insured	12/23 at 100.00	1,308,790
1,000		5.000%, 7/01/34 - AMBAC Insured	12/23 at 100.00	1,006,828

210		Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 - AMBAC Insured	12/23 at 100.00	211,419

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
250		5.000%, 7/01/34	7/27 at 100.00	250,060
4,820		5.000%, 7/01/38	7/27 at 100.00	4,491,787

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maryland (continued)
		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
$90		5.000%, 7/01/36	7/26 at 100.00	$89,813
1,450		5.000%, 7/01/38	7/26 at 100.00	1,370,889
600		4.000%, 7/01/42	7/26 at 100.00	487,133

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A:
1,400		5.500%, 1/01/36	1/27 at 100.00	1,410,056
4,020		5.500%, 1/01/46	1/27 at 100.00	3,769,271

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
2,125		5.000%, 1/01/36	7/26 at 100.00	2,137,591
4,090		5.000%, 1/01/45	7/26 at 100.00	3,896,885

		Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, Frederick Health System Issue; Series 2020:
1,000		3.250%, 7/01/39	7/30 at 100.00	715,533
280		4.000%, 7/01/45	7/30 at 100.00	229,480

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A:
1,100		5.000%, 7/01/37	7/27 at 100.00	1,097,331
1,200		5.000%, 7/01/44	7/27 at 100.00	1,149,222

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A:
265		5.125%, 7/01/37, 144A	7/27 at 100.00	241,716
500		5.250%, 7/01/47, 144A	7/27 at 100.00	428,719

1,745	(c)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 - AMBAC Insured, (ETM)	8/21 at 100.00	1,781,846

2,500		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40	5/25 at 100.00	2,149,926

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500		5.000%, 7/01/38	11/23 at 100.00	500,051
4,375		4.250%, 7/01/41	11/23 at 100.00	3,884,451

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017:
1,000		5.000%, 7/01/33	7/27 at 100.00	1,019,687
1,000		5.000%, 7/01/44	7/27 at 100.00	966,492

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,500	(c)	4.000%, 7/01/35, (Pre-refunded 7/01/25)	7/25 at 100.00	1,505,655
1,125	(c)	5.000%, 7/01/40, (Pre-refunded 7/01/25)	7/25 at 100.00	1,147,211
2,975		4.125%, 7/01/47	7/25 at 100.00	2,436,948

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014:
1,000		4.000%, 10/01/45	10/24 at 100.00	823,772
1,250		5.000%, 10/01/45	10/24 at 100.00	1,237,990

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
1,500		5.000%, 6/01/34	11/23 at 100.00	1,500,140
3,000		5.000%, 6/01/47	11/23 at 100.00	2,734,296

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maryland (continued)

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
$175		5.000%, 6/01/36	6/26 at 100.00	$174,680
2,500		4.000%, 6/01/42	6/26 at 100.00	2,035,969

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
525		5.000%, 6/01/35	6/26 at 100.00	526,403
1,000		5.000%, 6/01/42	6/26 at 100.00	939,729

2,500		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/38	2/25 at 100.00	2,489,516

		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015:
2,790	(c)	5.000%, 7/01/39, (Pre-refunded 7/01/24)	7/24 at 100.00	2,805,316
5,500	(c)	5.000%, 7/01/45, (Pre-refunded 7/01/24)	7/24 at 100.00	5,530,194

865		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Stevenson University, Series 2021A, 4.000%, 6/01/41	6/31 at 100.00	734,992

3,260	(g)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46, (UB)	6/27 at 100.00	3,129,022

1,000	(g)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	959,823

1,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35	7/25 at 100.00	1,009,560

5,500		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	5,449,848

2,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48	1/28 at 100.00	1,675,273

12,250	(c)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/34, (Pre- refunded 7/01/24)	7/24 at 100.00	12,341,073

		Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
4,395		5.000%, 5/01/33	5/26 at 100.00	4,485,341
3,650	(c)	5.000%, 5/01/35, (Pre-refunded 5/01/26)	5/26 at 100.00	3,766,296
5,100	(c),(g)	5.000%, 5/01/46, (Pre-refunded 5/01/26), (UB)	5/26 at 100.00	5,262,495

		Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A:
2,000		5.000%, 5/01/35	5/28 at 100.00	2,071,618
2,000		5.000%, 5/01/36	5/28 at 100.00	2,061,888
6,250	(g)	5.000%, 5/01/42, (UB)	5/28 at 100.00	6,304,425

7,000		Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	5,835,057

1,250		Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2021A, 5.000%, 7/01/46	7/31 at 100.00	1,268,084

1,500		Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.875%, 7/01/39	7/24 at 100.00	1,336,552

6,000		Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 4.000%, 12/01/44	6/25 at 100.00	5,110,266

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maryland (continued)
$320		Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	$286,877

4,500	(g)	Prince George’s County, Maryland, Certificates of Participation, University of Maryland Capital Region Medical Center, Series 2018, 5.000%, 10/01/43, (UB)	10/28 at 100.00	4,521,101

3,000		Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A, 4.000%, 9/01/31	9/24 at 100.00	2,976,661

1,050		Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care Community Inc., Series 2017, 5.250%, 4/01/37	4/27 at 100.00	950,209

		Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018:
1,300		5.125%, 7/01/39, 144A	7/28 at 100.00	1,140,950
2,200		5.250%, 7/01/48, 144A	7/28 at 100.00	1,873,856

1,996		Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	12/23 at 100.00	1,996,637

1,340		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Refunding Series 2017, 5.000%, 11/01/35	11/24 at 103.00	1,169,246

795		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Refunding Series 2017A-2, 5.000%, 11/01/31	11/24 at 103.00	724,776

		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1:
1,070		5.000%, 11/01/28	11/24 at 103.00	1,012,026
1,000		5.000%, 11/01/37	11/24 at 103.00	853,629

		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500		5.000%, 11/01/42	11/24 at 103.00	405,260
1,000		5.000%, 11/01/47	11/24 at 103.00	780,653

		Washington County County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019B:
1,000	(c)	5.000%, 1/01/29, (ETM)	No Opt. Call	1,057,022
500	(c)	5.000%, 1/01/32, (Pre-refunded 1/01/29)	1/29 at 100.00	528,511

		Total Maryland		264,056,307

		Massachusetts - 0.3% (0.2% of Total Investments)

540	(d)	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37, 144A	12/23 at 100.00	5,400

677	(d)	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2010, 7.625%, 10/15/37	12/23 at 100.00	6,770

270	(c)	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 4.000%, 6/01/49, (Pre-refunded 6/01/29)	6/29 at 100.00	274,258

825		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	767,863

3,200		Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	2,701,342

1,500		Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 4.000%, 7/01/41	7/26 at 100.00	1,189,553

		Massachusetts Development Finance Agency, Revenue Bonds, Western New England University, Series 2015:

1,145		5.000%, 9/01/40	9/25 at 100.00	1,029,891

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Massachusetts (continued)
$1,280		5.000%, 9/01/45	9/25 at 100.00	$1,100,805

1,100		Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 - NPFG Insured	No Opt. Call	1,092,271

		Total Massachusetts		8,168,153

		Michigan - 4.1% (2.4% of Total Investments)

625		Bloomfield Hills Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2023, 5.000%, 5/01/48	5/33 at 100.00	628,757

6,525		Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2020I, 4.000%, 5/01/50	5/30 at 100.00	5,376,725

		Eastern Michigan University, General Revenue Bonds, Series 2018A:
960		4.000%, 3/01/44 - AGM Insured	3/28 at 100.00	797,242
40	(c)	4.000%, 3/01/44, (Pre-refunded 3/01/28) - AGM Insured	3/28 at 100.00	40,488

4,180		Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, School Building & Site Refunding Series 2023, 5.000%, 5/01/53	5/33 at 100.00	4,023,246

7,615		Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/49	5/30 at 100.00	6,269,343

2,000		Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A, 5.000%, 7/01/48	7/29 at 100.00	1,985,249

		Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne, Second Lien Refunding Series 2020:
10,125		4.000%, 11/01/55	11/30 at 100.00	8,157,995
10,000		4.000%, 11/01/55	11/30 at 100.00	7,919,337

5,000		Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Series 2019A, 4.000%, 2/15/47	8/29 at 100.00	4,119,272

2,690		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Insured Senior Lien Series 2014C-3, 5.000%, 7/01/32 - AGM Insured	7/24 at 100.00	2,704,416

405		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 - AGM Insured	7/24 at 100.00	406,037

1,000		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 - NPFG Insured	7/24 at 100.00	1,001,976

3,000		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Fixed Rate Series 2022A-MI, 4.000%, 12/01/47	12/31 at 100.00	2,491,589

4,500		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019A-MI, 4.000%, 12/01/49	12/29 at 100.00	3,677,764

4,435		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40	12/30 at 100.00	4,361,228

5,000		Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47	11/26 at 100.00	4,118,229

10,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/34	10/25 at 100.00	10,150,908

1,000		Michigan State University, General Revenue Bonds, Refunding Series 2019C, 4.000%, 2/15/44	8/29 at 100.00	846,997

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)

$8,000		Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B, 4.000%, 11/15/45	11/30 at 100.00	$6,918,466

6,000		Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program, Series 2023, 5.500%, 11/15/49	11/33 at 100.00	6,390,614

7,500		Monroe Public Schools, Monroe County, Michigan, General Obligation Bonds, School Building & Site Series 2020I, 5.000%, 5/01/50	5/30 at 100.00	7,384,227

3,805		Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2023II, 5.000%, 5/01/46	5/33 at 100.00	3,778,890

11,225		Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2020, 5.000%, 5/01/50	5/30 at 100.00	11,282,506

3,000	(c)	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37, (Pre-refunded 12/01/23)	12/23 at 100.00	3,002,426

1,200		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	1,178,594

1,120		Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/36	11/25 at 100.00	1,129,391

		Total Michigan		110,141,912

		Minnesota - 3.2% (1.9% of Total Investments)

310		Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/36	8/26 at 100.00	251,674

3,000		Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	2,682,173

750		City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	581,998

500		Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/37	7/25 at 100.00	400,373

		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
6,905		5.000%, 2/15/48	2/28 at 100.00	6,287,846
11,925		5.000%, 2/15/53	2/28 at 100.00	10,737,284
1,925		5.250%, 2/15/53	2/28 at 100.00	1,854,395

1,125		GFW Independent School District No. 2365, Sibley, Renville, McLeod and Nicollet Counties, Minnesota, General Obligation School Building Bonds, Series 2023A, 4.125%, 2/01/52	2/31 at 100.00	968,881

725		Hawley Independent School District 150, Clay County, Minnesota, General Obligation Bonds, School Building Series 2023A, 4.000%, 2/01/43	2/30 at 100.00	634,209

500		Independence, Minnesota, Charter School Lease Revenue Bonds, Paladin Career & Technical High School Project, Series 2021A, 4.000%, 6/01/41	6/29 at 102.00	353,596

2,010		Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	1,781,394

		Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019B:
1,000		5.000%, 1/01/31, (AMT)	7/29 at 100.00	1,014,134
1,300		5.000%, 1/01/38, (AMT)	7/29 at 100.00	1,271,786
3,420		5.000%, 1/01/44, (AMT)	7/29 at 100.00	3,269,109
4,000		5.000%, 1/01/49, (AMT)	7/29 at 100.00	3,729,196

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Minnesota (continued)

$2,295	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 5.000%, 1/01/41	1/27 at 100.00	$2,295,039

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2016D:
470	5.000%, 1/01/32, (AMT)	1/27 at 100.00	471,083
450	5.000%, 1/01/35, (AMT)	1/27 at 100.00	446,536
580	5.000%, 1/01/37, (AMT)	1/27 at 100.00	568,784
750	5.000%, 1/01/41, (AMT)	1/27 at 100.00	728,323

2,745	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2022B, 5.250%, 1/01/47, (AMT)	1/32 at 100.00	2,699,175

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017:
1,300	3.750%, 3/01/38	3/27 at 100.00	1,132,681
1,460	4.000%, 3/01/41	3/27 at 100.00	1,267,743

2,150	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Refunding Series 2017, 4.000%, 3/01/48	3/27 at 100.00	1,764,651

270	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2021A, 3.000%, 8/01/36	8/31 at 100.00	213,879

190	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2021B, 3.000%, 8/01/36	8/31 at 100.00	150,508

2,910	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2022A, 5.000%, 8/01/41	8/32 at 100.00	2,956,940

910	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A, 4.000%, 11/15/48	5/28 at 100.00	754,961

5,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2022, 5.000%, 11/15/57	11/32 at 100.00	5,079,334

2,380	Round Lake-Brewster Independent School District 2907, Minnesota, General Obligation Bonds, School Building Series 2023A, 4.000%, 2/01/44	2/32 at 100.00	2,038,792

2,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019, 5.000%, 5/01/48	5/29 at 100.00	1,944,075

1,520	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50	12/24 at 100.00	1,252,111

	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Refunding Series 2020A:
2,625	5.000%, 9/01/40	9/30 at 100.00	2,293,549
1,250	5.000%, 9/01/43	9/30 at 100.00	1,066,086
780	5.000%, 9/01/55	9/30 at 100.00	618,419

	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A:
2,205	5.500%, 9/01/36	9/26 at 100.00	2,141,639
2,500	5.750%, 9/01/46	9/26 at 100.00	2,314,556
2,500	6.000%, 9/01/51	9/26 at 100.00	2,345,939

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	12/23 at 100.00	415,339

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Minnesota (continued)

		Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013:
$1,855		5.000%, 5/01/33	12/23 at 100.00	$1,649,215
1,000		5.125%, 5/01/48	12/23 at 100.00	749,840

2,245		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%, 11/15/47	11/27 at 100.00	2,087,984

1,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	804,357

750	(c)	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/29, (Pre-refunded 11/15/25)	11/25 at 100.00	759,318

2,000		Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019, 5.000%, 8/01/54	8/24 at 102.00	1,725,603

3,855		West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County, Minnesota, General Obligation Bonds, School Buidling Series 2018A, 4.000%, 2/01/41	2/27 at 100.00	3,461,127

2,000	(c)	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46, (Pre-refunded 1/01/24)	1/24 at 100.00	2,003,476

		Total Minnesota		86,019,110

		Mississippi - 0.8% (0.5% of Total Investments)

		Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A:
1,500		5.000%, 9/01/36	9/26 at 100.00	1,465,731
6,000		5.000%, 9/01/41	9/26 at 100.00	5,682,886
15,500		5.000%, 9/01/46	9/26 at 100.00	14,010,461

		Total Mississippi		21,159,078

		Missouri - 5.6% (3.3% of Total Investments)

1,000		Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016, 5.000%, 8/01/28	8/26 at 100.00	913,594

2,010		Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 3.625%, 5/01/30	5/25 at 100.00	1,890,979

500		Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	467,389

1,000		Jefferson County School District R-1 Northwest, Missouri, General Obligation Bonds, Direct Deposit Program Series 2023, 4.000%, 3/01/42	3/31 at 100.00	867,155

5,640		Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44, (AMT)	3/29 at 100.00	5,390,013

		Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
2,965		5.000%, 3/01/39, (AMT)	3/29 at 100.00	2,876,008
23,675		5.000%, 3/01/46, (AMT)	3/29 at 100.00	22,302,736
1,525		5.000%, 3/01/54, (AMT)	3/29 at 100.00	1,402,184

400		Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46, 144A	4/26 at 100.00	320,863

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Missouri (continued)

	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1:
$7,000	0.000%, 4/15/27 - AMBAC Insured	No Opt. Call	$6,055,918
5,000	0.000%, 4/15/28 - AMBAC Insured	No Opt. Call	4,143,048
5,000	0.000%, 4/15/29 - AMBAC Insured	No Opt. Call	3,956,131

4,470	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A, 4.000%, 1/01/42	1/28 at 100.00	3,863,265

6,185	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2023A, 4.000%, 1/01/48	1/33 at 100.00	5,207,437

1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	787,743

1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/34	5/26 at 100.00	1,009,942

11,010	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2021A, 4.000%, 7/01/46	7/31 at 100.00	9,362,979

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	12/23 at 100.00	1,011,943
11,090	5.000%, 11/15/48	12/23 at 100.00	10,412,376

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
3,000	5.000%, 11/15/42	11/27 at 100.00	2,933,568
10,000	4.000%, 11/15/47	11/27 at 100.00	8,188,893
6,265	5.000%, 11/15/47	11/27 at 100.00	6,045,923

10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 4.000%, 6/01/53	6/30 at 100.00	7,922,731

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A:
1,800	4.000%, 2/15/44	2/29 at 100.00	1,449,263
7,815	4.000%, 2/15/49	2/29 at 100.00	6,209,419

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2018A:
2,000	4.000%, 6/01/48	6/28 at 100.00	1,621,310
3,500	5.000%, 6/01/48	6/28 at 100.00	3,209,889

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy Hospital, Series 2017A:
1,250	4.000%, 5/15/42	5/25 at 102.00	1,061,224
16,690	4.000%, 5/15/48	5/25 at 102.00	13,467,714

7,925	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A, 5.000%, 2/01/46	2/26 at 100.00	6,861,906

3,370	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/46	2/26 at 100.00	2,917,933

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
725	4.000%, 10/01/36	4/27 at 100.00	654,552
3,510	5.000%, 10/01/47	4/27 at 100.00	3,519,199

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018:

1,330	5.000%, 12/01/37	6/27 at 100.00	1,336,918

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Missouri (continued)
$1,140	5.000%, 12/01/38	6/27 at 100.00	$1,142,027

375	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	12/23 at 100.00	357,058

1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2018A, 5.125%, 9/01/48	9/25 at 103.00	806,493

	Total Missouri		151,947,723

	Montana - 0.4% (0.2% of Total Investments)

2,090	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	1,867,192

3,315	Montana Facility Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	3,040,224

6,830	Montana State Board of Regents of Higher Education, General Revenue Bonds, Series 2022, 5.250%, 11/15/52 - AGM Insured	11/32 at 100.00	6,947,863

	Total Montana		11,855,279

	Nebraska - 0.2% (0.1% of Total Investments)

	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Refunding Series 2020A:
1,625	4.000%, 11/15/40	11/30 at 100.00	1,385,718
1,000	4.000%, 11/15/50	11/30 at 100.00	783,693

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
1,635	4.125%, 11/01/36	11/25 at 100.00	1,498,322
1,000	5.000%, 11/01/45	11/25 at 100.00	966,878

	Total Nebraska		4,634,611

	Nevada - 1.0% (0.6% of Total Investments)

8,835	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	8,876,116

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
9,000	5.000%, 6/01/32	12/24 at 100.00	9,095,317
5,000	5.000%, 6/01/39	12/24 at 100.00	5,021,930

	Nevada System of Higher Education, Community College Revenue Bonds, Series 2017:
2,400	4.000%, 7/01/41	7/27 at 100.00	2,078,698
2,000	4.000%, 7/01/47	7/27 at 100.00	1,653,759

	Total Nevada		26,725,820

	New Hampshire - 0.4% (0.2% of Total Investments)

3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 4.000%, 7/01/32	12/23 at 100.00	3,169,656

4,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/35	2/28 at 100.00	4,050,584

5,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59 - AGM Insured	No Opt. Call	4,623,986

	Total New Hampshire		11,844,226

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Jersey - 5.4% (3.1% of Total Investments)

$ 5,000		New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 5.000%, 11/01/40	11/29 at 100.00	$5,011,334

		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,965		5.000%, 1/01/31 - AGM Insured, (AMT)	1/24 at 100.00	1,966,758
1,865		5.125%, 1/01/39 - AGM Insured, (AMT)	1/24 at 100.00	1,865,363
1,585		5.125%, 7/01/42 - AGM Insured, (AMT)	1/24 at 100.00	1,584,857

6,030		New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	6,137,130

2,000	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31, (Pre- refunded 12/15/26)	12/26 at 100.00	2,101,069

6,770		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1, 5.500%, 9/01/27 - NPFG Insured	No Opt. Call	7,140,835

2,825	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2014UU, 5.000%, 6/15/30, (Pre-refunded 6/15/24)	6/24 at 100.00	2,843,733

2,410		New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ, 4.000%, 6/15/50	12/30 at 100.00	1,982,571

5,275		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	4,417,054

		New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
2,020		5.000%, 6/15/28	6/26 at 100.00	2,054,672
3,340		5.000%, 6/15/29	6/26 at 100.00	3,399,018

8,155		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2023AA, 4.250%, 6/15/44	6/33 at 100.00	7,270,567

1,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	875,624

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
21,120		0.000%, 12/15/28 - AMBAC Insured	No Opt. Call	16,916,746
10,000		0.000%, 12/15/32 - AGM Insured	No Opt. Call	6,645,748
20,000		0.000%, 12/15/33 - AGM Insured	No Opt. Call	12,652,540
25,000		0.000%, 12/15/35 - AMBAC Insured	No Opt. Call	13,885,008
30,000		0.000%, 12/15/36 - AMBAC Insured	No Opt. Call	15,578,190

2,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/32	No Opt. Call	1,305,666

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,690		5.250%, 6/15/33	6/25 at 100.00	1,705,540
2,840		5.000%, 6/15/45	6/25 at 100.00	2,735,349

2,800		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/36	12/28 at 100.00	2,839,255

665		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 4.000%, 12/15/39	12/29 at 100.00	595,104

2,460		New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	2,411,227

5,250	(g)	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022B, 5.250%, 1/01/52, (UB)	1/33 at 100.00	5,356,811

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New Jersey (continued)

$ 7,810	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A, 5.000%, 11/01/45	11/30 at 100.00	$7,414,811

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
3,215	5.000%, 6/01/36	6/28 at 100.00	3,274,366
1,405	5.000%, 6/01/46	6/28 at 100.00	1,318,175

1,285	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	1,193,031

	Total New Jersey		144,478,152

	New Mexico - 0.5% (0.3% of Total Investments)

3,370	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2017A, 5.000%, 8/01/46	11/27 at 100.00	3,283,701

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019A:
1,575	5.000%, 8/01/44	8/29 at 100.00	1,538,480
7,000	4.000%, 8/01/48	8/29 at 100.00	5,599,757

2,845	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 - AGM Insured	No Opt. Call	2,938,047

	Total New Mexico		13,359,985

	New York - 10.1% (5.9% of Total Investments)

6,600	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/44	No Opt. Call	1,972,406

490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	405,896

	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	1,414,760
3,195	5.000%, 5/01/43	5/25 at 100.00	3,141,345

600	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/34, 144A	6/27 at 100.00	543,630

3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2022A, 5.000%, 3/15/46	3/32 at 100.00	3,024,038

4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A. Bidding Group 1,2,3,4, 5.000%, 3/15/44	3/29 at 100.00	3,994,690

20,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/47	2/30 at 100.00	17,200,838

5,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	5,245,719

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,155	4.000%, 9/01/39 - AGM Insured	9/24 at 100.00	1,043,356
3,000	5.000%, 9/01/39	9/24 at 100.00	2,997,814
860	5.000%, 9/01/44	9/24 at 100.00	850,747

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018, 5.000%, 9/01/37	9/28 at 100.00	5,129,541

10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 0.000%, 11/15/32	No Opt. Call	6,618,299

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)

$ 5,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	1/24 at 100.00	$5,008,358

		New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	(d)	5.750%, 10/01/37	12/23 at 100.00	400,000
1,000	(d)	2.350%, 10/01/46	12/23 at 100.00	800,000

5,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	4,386,649

2,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40	5/26 at 100.00	1,999,907

3,760		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43	2/27 at 100.00	3,731,213

5,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/40	8/28 at 100.00	5,043,096

20,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Subseries C-1, 4.000%, 11/01/42	5/29 at 100.00	17,671,940

9,530		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2022 Subseries B-1, 4.000%, 8/01/45	8/31 at 100.00	8,221,298

5,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2022 Subseries F-1, 5.000%, 2/01/47	2/32 at 100.00	5,017,625

2,060		New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	2,070,385

11,000		New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/42	8/29 at 100.00	9,634,685

2,000		New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 5.000%, 3/01/43	3/31 at 100.00	2,022,854

3,000		New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 5.000%, 8/01/47	8/31 at 100.00	2,993,029

5		New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	12/23 at 100.00	5,004

2,000		New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Refunding Series 2015, 5.000%, 11/15/45	11/25 at 100.00	1,923,585

125		New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	12/23 at 100.00	125,009

1,010		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass- Through Bonds, Series Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	1,022,561

25,170		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	22,543,518

		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C:
13,370		5.000%, 3/15/47	9/30 at 100.00	13,379,757
4,120		5.000%, 3/15/50	9/30 at 100.00	4,099,220

2,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2022A, 5.000%, 3/15/46	9/32 at 100.00	2,005,370

19,000		New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Empire Series 2021A, 4.000%, 3/15/47	9/31 at 100.00	16,332,132

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)

		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
$ 2,000		4.000%, 7/01/35 - AGM Insured, (AMT)	7/24 at 100.00	$1,860,951
14,390		5.000%, 7/01/46, (AMT)	7/24 at 100.00	13,251,050
28,800		5.250%, 1/01/50, (AMT)	7/24 at 100.00	27,142,102

		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
110		5.000%, 8/01/26, (AMT)	11/23 at 100.00	109,102
5,940		5.000%, 8/01/31, (AMT)	11/23 at 100.00	5,750,544

3,465		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, 5.250%, 8/01/31, (AMT)	8/30 at 100.00	3,461,684

3,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%, 12/01/39, (AMT)	12/32 at 100.00	2,904,075

3,050		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%, 1/01/33, (AMT)	1/28 at 100.00	2,954,644

1,100		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, 6.000%, 4/01/35, (AMT)	4/31 at 100.00	1,139,804

1,310		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/43, (AMT)	12/23 at 100.00	1,311,388

4,320	(c)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38, (Pre-refunded 12/14/23)	12/23 at 100.00	4,325,088

10,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Taxable Two Hundred Forty First Series 2023, 5.000%, 7/15/53	7/33 at 100.00	9,905,396

5,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Seventeen Series 2019, 5.000%, 11/01/44	11/29 at 100.00	5,030,864

2,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-One Series 2020, 4.000%, 7/15/50, (AMT)	7/30 at 100.00	1,580,215

		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
2,835		5.000%, 1/01/29, (AMT)	1/26 at 100.00	2,053,636
2,700		5.000%, 1/01/34, (AMT)	1/26 at 100.00	1,939,257

		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,250		5.000%, 6/01/45	6/27 at 100.00	1,071,455
2,850		5.000%, 6/01/48	6/27 at 100.00	2,395,986

		Total New York		272,207,515

		North Carolina - 1.5% (0.9% of Total Investments)

2,500		Greater Asheville Regional Airport Authority, North Carolina, Airport System Revenue Bonds, Series 2022A, 5.500%, 7/01/47 - AGM Insured, (AMT)	7/32 at 100.00	2,531,358

5,730		North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54, (AMT)	6/25 at 100.00	5,158,020

11,145		North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 4.000%, 7/01/49	1/30 at 100.00	8,846,096

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	North Carolina (continued)

$ 1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31	10/24 at 102.00	$1,493,009

1,655	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37	11/26 at 100.00	1,612,647

9,245	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant Health Obligated Group, Series 2019A, 4.000%, 11/01/49	11/29 at 100.00	7,860,949

500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/32	1/26 at 100.00	505,912

11,480	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019, 5.000%, 1/01/49	1/30 at 100.00	10,989,100

1,100	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A, 4.000%, 6/01/44	6/29 at 100.00	956,524

	Total North Carolina		39,953,615

	North Dakota - 0.2% (0.1% of Total Investments)

5,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 4.000%, 12/01/47	12/27 at 100.00	3,751,986

520	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2023A, 5.000%, 12/01/53 - AGM Insured	12/33 at 100.00	495,039

700	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	592,472

2,000	University of North Dakota, Certificates of Participation, Housing Infrastructure Project, Series 2021A, 4.000%, 6/01/46 - AGM Insured	6/30 at 100.00	1,633,788

	Total North Dakota		6,473,285

	Ohio - 4.2% (2.5% of Total Investments)

6,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.250%, 11/15/46	11/26 at 100.00	5,748,023

6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 4.000%, 8/01/36	2/28 at 100.00	5,546,512

1,340	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/45	6/27 at 100.00	1,341,824

24,740	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	2,087,472

790	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	632,278

38,565	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	31,592,244

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017:
3,960	4.000%, 11/15/34	11/27 at 100.00	3,479,513
3,000	4.000%, 11/15/35	11/27 at 100.00	2,590,964

2,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51	6/29 at 100.00	1,717,893

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Ohio (continued)
$ 4,795		Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	12/23 at 100.00	$3,766,076

5,000		Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated Group Project, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	4,852,067

8,360	(c)	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2015, 5.000%, 8/15/45, (Pre-refunded 8/15/25)	8/25 at 100.00	8,464,795

2,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/33	12/23 at 100.00	1,842,514

3,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)	No Opt. Call	2,642,945

4,350		Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series 2015A, 5.000%, 12/01/44	6/25 at 100.00	4,292,322

3,710		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 5.800%, 2/15/36	2/31 at 100.00	4,115,976

		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission, Infrastructure Projects, Junior Lien Series 2018A:
3,375		4.000%, 2/15/38	2/28 at 100.00	3,044,524
16,325		5.000%, 2/15/43	2/28 at 100.00	16,513,049

5,450		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)	No Opt. Call	4,985,391

4,250		Pickerington Local School District, Fairfield and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement, Series 2023, 5.250%, 12/01/59	12/32 at 100.00	4,332,382

725		Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated Group, Refunding Series 2019A, 4.000%, 7/01/45	7/29 at 100.00	573,814

		Total Ohio		114,162,578

		Oklahoma - 0.3% (0.2% of Total Investments)

1,800		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022, 5.500%, 8/15/41	8/32 at 100.00	1,582,852

4,985	(c)	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A, 5.000%, 6/01/45, (Pre-refunded 6/01/24) - BAM Insured, (AMT)	6/24 at 100.00	5,003,230

1,000		Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37	11/25 at 102.00	943,067

		Total Oklahoma		7,529,149

		Oregon - 2.5% (1.4% of Total Investments)

2,435		Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36	6/27 at 100.00	2,500,697

725		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A, 5.250%, 11/15/50	11/25 at 102.00	603,101

4,875		Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	4,600,436

3,180		Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	3,032,327

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Oregon (continued)
$ 2,410		Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2022A, 5.000%, 6/01/52	6/32 at 100.00	$2,214,839

1,500		Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/39	7/26 at 100.00	1,513,803

4,250		Port of Portland, Oregon, International Airport Revenue Bonds, Green Series 2023-29, 5.500%, 7/01/53, (AMT)	7/33 at 100.00	4,300,025

7,645		Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B, 5.000%, 7/01/47, (AMT)	1/27 at 100.00	7,261,831

15,440		Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Refunding Series 2016A, 5.000%, 5/15/46	5/26 at 100.00	14,707,658

30,870		Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 4.000%, 5/15/49	5/29 at 100.00	24,291,334

2,000		University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	2,003,346

		Total Oregon		67,029,397

		Pennsylvania - 6.6% (3.8% of Total Investments)

13,000		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2021A, 5.000%, 1/01/56, (AMT)	1/31 at 100.00	12,039,375

		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B:
1,000		4.000%, 6/01/45	12/30 at 100.00	843,689
1,765		4.000%, 6/01/50	12/30 at 100.00	1,439,411

3,800		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35, (Mandatory Put 7/01/33)	No Opt. Call	3,528,347

345		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/34	6/28 at 100.00	352,529

		Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
3,500		5.000%, 7/01/37	7/27 at 100.00	3,559,777
8,385		5.000%, 7/01/42	7/27 at 100.00	8,459,569

16,515		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2021, 5.000%, 11/01/51	11/29 at 100.00	15,594,029

		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
5,400		0.000%, 12/01/33	No Opt. Call	3,290,637
11,000		0.000%, 12/01/38	No Opt. Call	4,812,226

		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A:
2,875	(c)	5.125%, 12/01/47, (Pre-refunded 12/01/23)	12/23 at 100.00	2,877,845
2,500		5.125%, 12/01/47	12/23 at 100.00	2,500,340

		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
2,400		5.000%, 9/01/35	9/28 at 100.00	2,412,574
5,410		5.000%, 9/01/48	9/28 at 100.00	5,077,312

500		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019, 4.000%, 9/01/44	9/29 at 100.00	419,481

3,430	(c)	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45, (Pre-refunded 1/15/25)	1/25 at 100.00	3,482,820

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Pennsylvania (continued)
$ 1,900	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2020, 4.000%, 11/15/43	11/27 at 103.00	$1,486,468

5,155	Neshaminy School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2022, 4.000%, 11/01/46	5/30 at 100.00	4,379,352

235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44, (AMT)	11/24 at 100.00	222,685

9,575	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019, 4.000%, 8/15/44	8/29 at 100.00	8,077,208

16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	17,877,303

4,210	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	4,139,151

7,235	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2021B, 5.000%, 12/01/51	6/31 at 100.00	7,214,132

3,635	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2022B, 5.250%, 12/01/52	12/32 at 100.00	3,697,759

2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2014A-1, 5.000%, 12/01/38	12/24 at 100.00	1,999,089

14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 - AGM Insured	6/26 at 100.00	15,326,036

6,890	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	6,755,436

5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1, 5.000%, 12/01/46	12/25 at 100.00	4,910,102

9,240	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A, 4.000%, 12/01/50	12/30 at 100.00	7,503,342

7,500	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2021A, 4.000%, 9/01/46 - BAM Insured	9/31 at 100.00	6,268,967

7,400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/47, (AMT)	7/27 at 100.00	6,935,063

10,000	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Series 2016, 5.000%, 8/15/38 - BAM Insured	8/25 at 100.00	10,019,061

	Total Pennsylvania		177,501,115

	Puerto Rico - 1.7% (1.0% of Total Investments)

2,815	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2002, 5.500%, 5/15/39	12/23 at 100.00	2,821,364

155	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC Insured	No Opt. Call	155,987

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
20	0.000%, 7/01/24	No Opt. Call	19,404
90	0.000%, 7/01/27	No Opt. Call	76,144
88	0.000%, 7/01/29	7/28 at 98.64	67,749
114	0.000%, 7/01/31	7/28 at 91.88	79,374
128	0.000%, 7/01/33	7/28 at 86.06	80,175
1,093	4.500%, 7/01/34	7/25 at 100.00	1,043,831
21,208	0.000%, 7/01/51	7/28 at 30.01	3,833,599
16,965	4.750%, 7/01/53	7/28 at 100.00	14,371,403
19,870	5.000%, 7/01/58	7/28 at 100.00	17,396,342

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
$ 3,875	4.329%, 7/01/40	7/28 at 100.00	$3,357,012
3,291	4.329%, 7/01/40	7/28 at 100.00	2,851,077
20	4.536%, 7/01/53	7/28 at 100.00	16,342

	Total Puerto Rico		46,169,803

	Rhode Island - 0.3% (0.2% of Total Investments)

3,320	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39	5/26 at 100.00	3,089,769

30,175	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	11/23 at 18.50	4,234,865

	Total Rhode Island		7,324,634

	South Carolina - 5.2% (3.0% of Total Investments)

7,500	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016, 5.000%, 11/01/41	5/26 at 100.00	7,336,970

	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,565	0.000%, 1/01/30 - AMBAC Insured	No Opt. Call	16,043,806
1,250	0.000%, 1/01/31 - AGC Insured	No Opt. Call	889,173

6,000	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016, 5.000%, 1/01/41	1/26 at 100.00	5,999,949

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A:
645	5.000%, 4/01/44	4/26 at 103.00	546,765
625	5.000%, 4/01/49	4/26 at 103.00	511,115

1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Furman University, Refunding Series 2015, 5.000%, 10/01/45	10/25 at 100.00	1,642,838

9,255	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020A, 5.000%, 12/01/46	6/30 at 100.00	8,954,922

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018:
1,000	5.000%, 11/01/43	5/28 at 100.00	986,054
2,500	4.000%, 11/01/48	5/28 at 100.00	2,064,684
13,220	5.000%, 11/01/48	5/28 at 100.00	12,780,598

9,135	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	8,575,378

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016B:
9,750	5.000%, 12/01/46	12/26 at 100.00	9,298,581
9,000	5.000%, 12/01/56	12/26 at 100.00	8,354,180

2,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A, 4.000%, 12/01/52	6/32 at 100.00	1,935,814

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022B:
2,000	4.000%, 12/01/39	6/32 at 100.00	1,730,768
11,922	4.000%, 12/01/43	6/32 at 100.00	9,838,001

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		South Carolina (continued)
		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
$ 8,615		5.000%, 12/01/49	6/24 at 100.00	$8,113,175
3,455		5.500%, 12/01/54	6/24 at 100.00	3,373,686

		South Carolina State Ports Authority, Revenue Bonds, Series 2015:
4,140	(c)	5.250%, 7/01/55, (Pre-refunded 7/01/25), (AMT)	7/25 at 100.00	4,191,526
860	(c)	5.250%, 7/01/55, (Pre-refunded 7/01/25), (AMT)	7/25 at 100.00	870,703

		South Carolina State Ports Authority, Revenue Bonds, Series 2018:
5,350		5.000%, 7/01/48, (AMT)	7/28 at 100.00	5,059,806
1,000		5.000%, 7/01/55, (AMT)	7/28 at 100.00	923,724

		South Carolina State Ports Authority, Revenue Bonds, Series 2019B:
10,000		5.000%, 7/01/44, (AMT)	7/29 at 100.00	9,588,931
10,365		5.000%, 7/01/54, (AMT)	7/29 at 100.00	9,528,746

		Total South Carolina		139,139,893

		South Dakota - 1.0% (0.6% of Total Investments)

3,750		Clay County, South Dakota, General Obligation Bonds, Series 2023, 5.000%, 12/01/44	12/31 at 100.00	3,766,619

11,320		South Dakota Board of Regents, Housing and Auxiliary Facilities System Revenue Bonds, Series 2017, 4.000%, 4/01/42	10/27 at 100.00	9,705,385

5,915		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/40	9/27 at 100.00	5,749,153

3,500		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	3,284,103

5,165		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	4,815,722

		Total South Dakota		27,320,982

		Tennessee - 1.8% (1.0% of Total Investments)

9,000		Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 5.000%, 7/01/36	7/28 at 100.00	9,009,896

17,000		Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2016A, 5.000%, 1/01/42	1/27 at 100.00	15,846,089

		Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A:
6,000		5.250%, 7/01/48 - AGM Insured	1/34 at 100.00	6,156,469

3,000		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University, Series 2023, 5.250%, 5/01/48	5/33 at 100.00	3,000,394

		Metropolitan Nashville Airport Authority, Tennessee, Airport Improvement Revenue Bonds, Series 2022B:
4,500	(g)	5.250%, 7/01/47, (AMT), (UB)	7/32 at 100.00	4,418,159
2,000	(g)	5.500%, 7/01/52, (AMT), (UB)	7/32 at 100.00	2,005,388

3,505		Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/49, (AMT)	7/30 at 100.00	3,302,248

4,000		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	4,012,644

		Total Tennessee		47,751,287

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas - 17.3% (10.1% of Total Investments)

$1,975		Allen Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2016, 5.000%, 2/15/39	2/26 at 100.00	$2,002,807

3,000		Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/39, (AMT)	11/24 at 100.00	2,916,938

		Austin, Texas, Airport System Revenue Bonds, Series 2019B:
16,615		5.000%, 11/15/44, (AMT)	11/29 at 100.00	15,865,469
14,450		5.000%, 11/15/48, (AMT)	11/29 at 100.00	13,623,495

		Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A:
3,000		5.000%, 11/15/38	11/25 at 100.00	3,007,810
13,705	(g)	5.000%, 11/15/45, (UB)	11/25 at 100.00	13,583,986

1,450		Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	1,457,245

4,390		Bastrop Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2023, 5.000%, 2/15/53	2/33 at 100.00	4,424,412

		Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2015:
1,060	(c)	5.000%, 8/15/34, (Pre-refunded 8/15/24) - AGM Insured	8/24 at 100.00	1,068,561
1,160	(c)	5.000%, 8/15/35, (Pre-refunded 8/15/24) - AGM Insured	8/24 at 100.00	1,169,368

2,000		Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	2,030,969

		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945		0.000%, 1/01/36	No Opt. Call	1,627,036
2,205		0.000%, 1/01/37	No Opt. Call	1,127,015
2,160		0.000%, 1/01/38	No Opt. Call	1,017,209
1,000		0.000%, 1/01/40	No Opt. Call	411,918

		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	(c)	5.000%, 1/01/35, (Pre-refunded 7/01/25)	7/25 at 100.00	2,645,023
3,035	(c)	5.000%, 1/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	3,087,555

1,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/43	12/23 at 100.00	1,000,288

		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,000		4.350%, 12/01/42	12/23 at 100.00	834,699
1,000		4.400%, 12/01/47	12/23 at 100.00	802,248

2,000		Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding & Improvement Senior Lien Series 2021B, 5.000%, 12/01/47	12/30 at 100.00	2,008,398

1,175	(c)	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/36, (Pre-refunded 12/01/24)	12/24 at 100.00	1,186,980

1,680	(c)	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/48, (Pre-refunded 12/01/25)	12/25 at 100.00	1,722,014

5,000		Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	5,033,700

200		Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	184,286

5,000		Deer Park Independent School District, Harris County, Texas, General Obligation Bonds, School Building Series 2022, 5.000%, 8/15/47	8/32 at 100.00	5,066,654

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$5,185	(g)	Denton Independent School District, Denton County, Texas, General Obligation Bonds, School Building Series 2023, 5.000%, 8/15/53, (UB)	8/33 at 100.00	$5,227,989

1,000		El Paso County Hospital District, Texas, General Obligtion Bonds, Refunding Series 2013, 5.000%, 8/15/33	12/23 at 100.00	981,102

8,120		Fredericksburg Independent School District, Gillespie, Blanco, and Kendall Counties, Texas, School Building Series 2022, 5.000%, 2/15/47	2/32 at 100.00	8,213,428

		Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
10,000		4.000%, 10/01/49	4/30 at 100.00	8,079,184
1,000		4.000%, 10/01/49 - AGM Insured	4/30 at 100.00	819,815

5,295		Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2018A. Tela Supported, 5.000%, 10/01/48	4/28 at 100.00	5,258,905

4,960		Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25, (AMT)	12/23 at 100.00	4,901,356

		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
1,895		4.000%, 12/01/45	6/25 at 100.00	1,535,077
4,850		5.000%, 12/01/45	6/25 at 100.00	4,693,683

		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
1,615		5.000%, 6/01/28	12/23 at 100.00	1,541,127
3,000		5.000%, 6/01/38	12/23 at 100.00	2,461,775

5,150		Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 8/15/41	8/26 at 100.00	5,156,103

5,000		Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A, 4.000%, 8/15/48	2/28 at 100.00	4,133,377

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
510		0.000%, 11/15/41 - AGM Insured	11/31 at 62.66	178,786
1,020		0.000%, 11/15/42 - AGM Insured	11/31 at 59.73	333,328
1,255		0.000%, 11/15/43 - AGM Insured	11/31 at 56.93	384,500
3,305		0.000%, 11/15/44 - AGM Insured	11/31 at 54.25	947,153
4,460		0.000%, 11/15/45 - AGM Insured	11/31 at 51.48	1,200,401
6,500		0.000%, 11/15/47 - AGM Insured	11/31 at 46.45	1,545,547

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
495		0.000%, 11/15/24 - NPFG Insured	No Opt. Call	470,480
105	(c)	0.000%, 11/15/24 - NPFG Insured, (ETM)	No Opt. Call	100,274
4,390		0.000%, 11/15/29 - NPFG Insured	No Opt. Call	3,219,221
50	(c)	0.000%, 11/15/29 - NPFG Insured, (ETM)	No Opt. Call	38,413
625		0.000%, 11/15/30 - NPFG Insured	No Opt. Call	432,830
105	(c)	0.000%, 11/15/30 - NPFG Insured, (ETM)	No Opt. Call	77,142
7,570		0.000%, 11/15/31 - NPFG Insured	No Opt. Call	4,941,796
210		0.000%, 11/15/32 - NPFG Insured	11/31 at 94.05	128,104
260		0.000%, 11/15/33	11/31 at 88.44	148,066
2,045		0.000%, 11/15/34 - NPFG Insured	11/31 at 83.17	1,088,626
1,130		0.000%, 11/15/36 - NPFG Insured	11/31 at 73.51	519,527
4,370		0.000%, 11/15/38 - NPFG Insured	11/31 at 64.91	1,740,945
2,260		0.000%, 11/15/39 - NPFG Insured	11/31 at 60.98	839,910

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
$ 600		5.000%, 11/15/33	11/24 at 100.00	$600,391
400		5.000%, 11/15/34	11/24 at 100.00	400,074

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
1,000		5.000%, 11/15/28	11/24 at 100.00	1,003,482
1,000		5.000%, 11/15/30	11/24 at 100.00	1,002,875

3,440		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 - NPFG Insured	11/31 at 53.78	1,132,862

1,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 - NPFG Insured	11/24 at 59.10	552,356

1,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A, 4.000%, 12/01/39	12/31 at 100.00	844,062

5,000		Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2023A, 5.250%, 7/01/53 - AGM Insured, (AMT)	7/33 at 100.00	4,881,069

5,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Technical Operations Center Project, Series 2018, 5.000%, 7/15/28, (AMT)	No Opt. Call	4,849,758

380		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29, (AMT)	7/24 at 100.00	367,426

1,885		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27, (AMT)	No Opt. Call	1,823,063

1,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27, (AMT)	No Opt. Call	966,823

1,015		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	1,018,989

		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,250		0.000%, 9/01/25 - AMBAC Insured	No Opt. Call	3,004,974
4,130		0.000%, 9/01/26 - AMBAC Insured	No Opt. Call	3,655,778
3,130		0.000%, 9/01/30 - AMBAC Insured	No Opt. Call	2,283,606
12,030		0.000%, 9/01/31 - AMBAC Insured	No Opt. Call	8,344,434
1,470		0.000%, 9/01/32 - AMBAC Insured	No Opt. Call	968,671

1,360	(c)	Jacksonville Independent School District, Cherokee County, Texas, General Obligation Bonds, School Building Series 2014, 5.000%, 2/15/39, (Pre-refunded 2/15/24)	2/24 at 100.00	1,364,016

2,675	(c)	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/34, (Pre-refunded 8/01/24)	8/24 at 100.00	2,696,523

		Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A:
8,000		4.000%, 8/15/37	8/25 at 100.00	7,411,703
2,275		5.000%, 8/15/40	8/25 at 100.00	2,286,516

1,750		Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, 5.000%, 11/01/35, (AMT)	11/25 at 100.00	1,721,592

4,660		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2020A, 5.000%, 5/15/50	5/30 at 100.00	4,463,528

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)

$ 9,180		Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 - AMBAC Insured, (AMT)	No Opt. Call	$9,222,602

		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000		5.750%, 12/01/33	12/25 at 100.00	986,844
3,000		6.125%, 12/01/38	12/25 at 100.00	2,898,842

3,470		Midland, Texas, General Obligation Bonds, Refunding Series 2022B, 5.000%, 3/01/47	3/32 at 100.00	3,493,325

2,835		Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, (AMT), 144A	11/23 at 103.00	2,668,745

4,735		New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 - AGM Insured	4/24 at 100.00	4,241,238

355	(c)	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 - NPFG Insured, (ETM)	7/21 at 100.00	363,832

3,860		North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 12/15/33	12/23 at 100.00	3,860,747

		North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
4,030	(c)	7.000%, 9/01/43, (Pre-refunded 9/01/31)	9/31 at 100.00	4,753,519
8,470	(c)	6.750%, 9/01/45, (Pre-refunded 9/01/31)	9/31 at 100.00	10,036,777

7,000	(c)	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43, (Pre-refunded 1/01/25)	1/25 at 100.00	7,196,479

2,500		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/36 - AGC Insured	No Opt. Call	1,397,682

		North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
13,355		5.000%, 1/01/33	1/25 at 100.00	13,393,755
1,000		5.000%, 1/01/35	1/25 at 100.00	1,001,719

1,425		Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	858,798

205		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	192,931

2,500		San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27, (AMT)	12/23 at 100.00	2,496,872

7,950		San Antonio, Texas, Water System Revenue Bonds, Junior Lien Series 2022B, 5.250%, 5/15/52	5/32 at 100.00	8,156,446

1,925		Stephen F. Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	1,946,060

7,500		Tarrant County College District, Texas, General Obligation Bonds, Series 2022, 5.000%, 8/15/40	8/32 at 100.00	7,707,986

5,675		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Methodist Hospital of Dallas, Series 2022, 4.000%, 10/01/47	4/32 at 100.00	4,685,075

2,185		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2022D, 5.500%, 11/15/47	11/32 at 100.00	2,225,845

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)

$ 3,195		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Series 2022A, 4.000%, 7/01/53	7/32 at 100.00	$2,460,292

2,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	1,979,512

2,015		Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	2,054,163

8,330		Texas Private Activity Bond Surface Transpiration Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2023, 5.500%, 12/31/58, (AMT)	12/33 at 100.00	8,379,963

530		Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A, 4.000%, 12/31/39	12/29 at 100.00	460,088

19,735		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/55, (AMT)	12/25 at 100.00	17,285,427

9,395		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%, 6/30/58, (AMT)	6/29 at 100.00	8,602,865

1,200	(c)	Texas State, General Obligation Bonds, Texas Transportation Commission, Highway Improvement Series 2014, 5.000%, 4/01/44, (Pre-refunded 4/01/24)	4/24 at 100.00	1,205,994

2,000	(c)	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014, 5.000%, 10/01/34, (Pre-refunded 4/01/24)	4/24 at 100.00	2,008,347

		Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B:
8,335		0.000%, 8/15/36	8/24 at 59.60	4,098,326
10,960		5.000%, 8/15/37	8/24 at 100.00	10,884,447

		Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C:
2,100		5.000%, 8/15/33	8/24 at 100.00	2,063,464
15,750		5.000%, 8/15/42	8/24 at 100.00	14,899,761

1,875		Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A, 5.000%, 8/01/57	2/29 at 100.00	1,648,417

		Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
21,170		0.000%, 8/15/24 - AMBAC Insured	No Opt. Call	20,475,821
3,830	(c)	0.000%, 8/15/24 - AMBAC Insured, (ETM)	No Opt. Call	3,712,342

		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2017A:
10,000	(g)	4.000%, 10/15/42, (UB)	10/27 at 100.00	8,794,746
16,600	(g)	5.000%, 10/15/42, (UB)	10/27 at 100.00	16,741,732

2,500		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2021, 4.000%, 10/15/51	10/31 at 100.00	2,079,818

17,220		University of Houston, Texas, Consolidated Revenue Bonds, Refunding Series 2022A, 5.000%, 2/15/52	2/32 at 100.00	17,251,860

2,490		Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds, Infrastructure Improvement Facilities, Series 2018, 5.000%, 9/01/40	9/25 at 100.00	2,296,911

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)

$ 1,735	(c)	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38, (Pre-refunded 8/01/24)	8/24 at 100.00	$1,749,599

160		Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27, (AMT)	12/23 at 100.00	160,295

780	(c)	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/50, (Pre-refunded 8/15/25)	8/25 at 35.55	256,955

		Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2015B:
8,000		0.000%, 8/15/45	8/25 at 44.15	2,383,638
1,000	(c)	0.000%, 8/15/45, (Pre-refunded 8/15/25)	8/25 at 44.15	409,119
4,370		0.000%, 8/15/50	8/25 at 35.55	956,145
1,850	(c)	0.000%, 8/15/50, (Pre-refunded 8/15/25)	8/25 at 35.55	609,445

		Total Texas		467,584,235

		Utah - 1.8% (1.1% of Total Investments)

15,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42, (AMT)	7/27 at 100.00	14,551,896

11,750		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/43, (AMT)	7/28 at 100.00	11,388,683

9,850		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2021A, 5.000%, 7/01/46, (AMT)	7/31 at 100.00	9,360,726

		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A:
4,645		5.250%, 7/01/53, (AMT)	7/33 at 100.00	4,541,222
4,250		5.500%, 7/01/53, (AMT)	7/33 at 100.00	4,274,522

5,795		Utah Charter School Finance Authoirty, Charter School Revenue Bonds, Hawthorn Academy Project, Series 2016, 5.000%, 10/15/46	4/26 at 100.00	5,354,771

		Total Utah		49,471,820

		Virgin Islands - 0.4% (0.2% of Total Investments)

3,825		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A, 5.000%, 10/01/32	No Opt. Call	3,761,122

1,800		Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	1,789,001

2,000		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/27 - FGIC Insured	12/23 at 100.00	2,021,405

2,240		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 - AGM Insured, 144A	10/24 at 100.00	2,242,041

730		Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	12/23 at 100.00	716,558

		Total Virgin Islands		10,530,127

		Virginia - 2.4% (1.4% of Total Investments)

420		Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	12/23 at 100.00	407,907

1,435		Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020, 4.000%, 7/01/45	7/30 at 100.00	1,197,265

515		Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 4.875%, 7/15/40	7/28 at 100.00	495,146

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Virginia (continued)

$ 1,000	(g)	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48, (UB)	5/28 at 100.00	$827,000

1,000		Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, FHA-Insured Mortgage - Cedar Ridge Project, Series 2007, 4.850%, 10/01/48, (AMT)	12/23 at 100.00	1,001,134

16,445		Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien Series 2022A, 4.000%, 7/01/52	7/32 at 100.00	13,871,969

2,300		Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2021, 4.000%, 1/01/47	1/32 at 100.00	1,907,336

6,250		Northern Virginia Transportation Commission, Transportation District Special Obligation Revenue Bonds, Transforming Rail In Virginia Program, Green Series 2022, 5.000%, 6/01/47	6/32 at 100.00	6,360,590

6,115		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	11/23 at 100.00	5,245,252

		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
10,000		5.000%, 12/31/52, (AMT)	6/27 at 100.00	9,276,970
15,605		5.000%, 12/31/56, (AMT)	6/27 at 100.00	14,309,069

9,625		Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, 5.000%, 12/31/47, (AMT)	12/32 at 100.00	9,087,877

		Total Virginia		63,987,515

		Washington - 3.4% (2.0% of Total Investments)

2,000		Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/40	7/24 at 100.00	2,005,380

2,375	(c)	Grant County Public Utility District 2, Washington, Revenue Bonds, Priest Rapids Hydroelectric Project, Refunding Series 2015A, 5.000%, 1/01/41, (Pre-refunded 1/01/26)	1/26 at 100.00	2,436,482

8,840		King County Public Hospital District 2, Washington, General Obligation Bonds, EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45	12/29 at 100.00	7,361,819

2,270		Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	6/26 at 100.00	2,281,037

15,220		Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/43, (AMT)	5/27 at 100.00	14,593,603

13,725		Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2021C, 5.000%, 8/01/46, (AMT)	8/31 at 100.00	13,109,087

15,000		Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	12,516,514

10,000		Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2023, 5.000%, 3/01/53	3/33 at 100.00	10,026,372

4,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/32	12/23 at 100.00	4,000,296

11,500		Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2015A, 5.000%, 10/01/45	4/25 at 100.00	11,079,049

6,200		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Series2021B. Exchange Purchase, 3.000%, 7/01/58	7/31 at 100.00	3,599,807

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Washington (continued)

$ 2,410		Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle University, Series 2020, 4.000%, 5/01/50	5/30 at 100.00	$1,885,223

320		Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	12/23 at 100.00	254,008

6,480		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/24 - NPFG Insured	No Opt. Call	6,336,353

		Total Washington		91,485,030

		West Virginia - 0.8% (0.5% of Total Investments)

15,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Series 2018A, 5.000%, 6/01/52	6/28 at 100.00	14,246,243

2,000		West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	1,918,124

6,750		West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2021, 4.000%, 6/01/43	6/31 at 100.00	5,838,024

		Total West Virginia		22,002,391

		Wisconsin - 2.9% (1.7% of Total Investments)

3,235		Milwaukee, Wisconsin, General Obligation Bonds, Promissory Note Series 2022-B4, 5.000%, 4/01/36 - AGM Insured	4/32 at 100.00	3,326,825

		Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
34	(d)	0.000%, 1/01/47, 144A	No Opt. Call	688
30	(d)	0.000%, 1/01/48, 144A	No Opt. Call	567
29	(d)	0.000%, 1/01/49, 144A	No Opt. Call	523
29	(d)	0.000%, 1/01/50, 144A	No Opt. Call	468
28	(d)	0.000%, 1/01/51, 144A	No Opt. Call	433
36	(d)	0.000%, 1/01/52, 144A	No Opt. Call	521
36	(d)	0.000%, 1/01/53, 144A	No Opt. Call	485
35	(d)	0.000%, 1/01/54, 144A	No Opt. Call	439
34	(d)	0.000%, 1/01/55, 144A	No Opt. Call	404
33	(d)	0.000%, 1/01/56, 144A	No Opt. Call	374
1,811	(d)	5.500%, 7/01/56, 144A	3/28 at 100.00	941,971
37	(d)	0.000%, 1/01/57, 144A	No Opt. Call	389
36	(d)	0.000%, 1/01/58, 144A	No Opt. Call	356
35	(d)	0.000%, 1/01/59, 144A	No Opt. Call	328
34	(d)	0.000%, 1/01/60, 144A	No Opt. Call	300
34	(d)	0.000%, 1/01/61, 144A	No Opt. Call	277
33	(d)	0.000%, 1/01/62, 144A	No Opt. Call	253
32	(d)	0.000%, 1/01/63, 144A	No Opt. Call	234
31	(d)	0.000%, 1/01/64, 144A	No Opt. Call	217
31	(d)	0.000%, 1/01/65, 144A	No Opt. Call	199
33	(d)	0.000%, 1/01/66, 144A	No Opt. Call	198
401	(d)	0.000%, 1/01/67, 144A	No Opt. Call	2,141

		Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
59	(d)	0.000%, 1/01/46, 144A	No Opt. Call	1,296
59	(d)	0.000%, 1/01/47, 144A	No Opt. Call	1,179
58	(d)	0.000%, 1/01/48, 144A	No Opt. Call	1,103
58	(d)	0.000%, 1/01/49, 144A	No Opt. Call	1,027
57	(d)	0.000%, 1/01/50, 144A	No Opt. Call	935
62	(d)	0.000%, 1/01/51, 144A	No Opt. Call	966

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
$ 1,606	(d)	1.000%, 7/01/51, 144A	3/28 at 100.00	$848,688
62	(d)	0.000%, 1/01/52, 144A	No Opt. Call	888
61	(d)	0.000%, 1/01/53, 144A	No Opt. Call	826
61	(d)	0.000%, 1/01/54, 144A	No Opt. Call	768
60	(d)	0.000%, 1/01/55, 144A	No Opt. Call	712
59	(d)	0.000%, 1/01/56, 144A	No Opt. Call	665
59	(d)	0.000%, 1/01/57, 144A	No Opt. Call	618
58	(d)	0.000%, 1/01/58, 144A	No Opt. Call	574
57	(d)	0.000%, 1/01/59, 144A	No Opt. Call	538
57	(d)	0.000%, 1/01/60, 144A	No Opt. Call	499
56	(d)	0.000%, 1/01/61, 144A	No Opt. Call	461
56	(d)	0.000%, 1/01/62, 144A	No Opt. Call	430
55	(d)	0.000%, 1/01/63, 144A	No Opt. Call	400
54	(d)	0.000%, 1/01/64, 144A	No Opt. Call	376
54	(d)	0.000%, 1/01/65, 144A	No Opt. Call	349
53	(d)	0.000%, 1/01/66, 144A	No Opt. Call	316
693	(d)	0.000%, 1/01/67, 144A	No Opt. Call	3,702

5,455		Public Finance Authority of Wisconsin, Health Care System Revenue Bonds, Cone Health, Series 2022A, 4.000%, 10/01/52	10/32 at 100.00	4,486,017

2,545		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43	5/28 at 100.00	2,200,965

10,715		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Inc. Project, Series 2021, 4.000%, 8/15/46	8/31 at 100.00	8,669,439

5,810		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Incorporated Series 2022B, 5.250%, 12/01/48	12/32 at 100.00	5,589,174

		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021:
1,690		4.000%, 10/01/41	10/28 at 102.00	1,246,587
2,000		4.000%, 10/01/61	10/28 at 102.00	1,214,651

10,225		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.500%, 11/15/39	5/26 at 100.00	9,649,087

1,870		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beloit Health System, Inc., Series 2016, 4.000%, 7/01/46	7/26 at 100.00	1,454,749

4,220		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Children’s Hospital of Wisconsin, Inc., Series 2017, 4.000%, 8/15/42	8/27 at 100.00	3,600,436

		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A:
11,440		5.000%, 2/15/42	2/26 at 100.00	10,546,008
7,000		5.000%, 2/15/46	2/26 at 100.00	6,262,555

1,525		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood Lutheran Senior Ministries, Series 2021, 4.000%, 1/01/57	1/27 at 103.00	804,266

10,235		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John’s Communities Inc., Refunding Series 2022A, 5.000%, 4/01/52	4/32 at 100.00	9,840,285

11,270		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 4.000%, 12/15/49	12/29 at 100.00	8,912,813

		Total Wisconsin		79,622,938

		Total Municipal Bonds (cost $4,848,713,829)		4,552,790,983

NAD	Nuveen Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Shares		Description (a)		Value

		INVESTMENT COMPANIES - 0.0% (0.0% of Total Investments)
8,812		BlackRock MuniHoldings Fund Inc		$89,177
32,524		Invesco Quality Municipal Income Trust		265,396

		Total Investment Companies (cost $530,611)		354,573

		Total Long-Term Investments (cost $4,849,244,440)		4,553,145,556

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		SHORT-TERM INVESTMENTS - 2.7% (1.6% of Total Investments)
		MUNICIPAL BONDS - 2.7% (1.6% of Total Investments)

		Colorado - 0.1% (0.1% of Total Investments)
$ 2,000	(h)	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Variable Rate Series 2018B, 4.050%, 11/15/35, (Mandatory Put 11/7/2023)	11/23 at 100.00	$2,000,000

		Total Colorado		2,000,000

		Iowa - 0.3% (0.2% of Total Investments)
8,265	(h)	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program Variable Rate Series 2020E, 4.100%, 7/01/49, (Mandatory Put 10/13/2023)	10/23 at 100.00	8,265,000

		Total Iowa		8,265,000

		Missouri - 0.3% (0.2% of Total Investments)
6,750	(h)	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Variable Rate Demand Obligations, Series 2008C, 4.060%, 5/15/38, (Mandatory Put 11/7/2023)	10/23 at 100.00	6,750,000

		Total Missouri		6,750,000

		New York - 0.4% (0.2% of Total Investments)
10,000	(h)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2018L-2, 4.060%, 5/01/50, (Mandatory Put 11/7/2023)	10/23 at 100.00	10,000,000

		Total New York		10,000,000

		Texas - 0.9% (0.5% of Total Investments)
25,000	(h)	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Children’s Hospital, Series 2015-3, 4.050%, 10/01/45, (Mandatory Put 11/7/2023)	No Opt. Call	25,000,000

		Total Texas		25,000,000

		Utah - 0.7% (0.4% of Total Investments)
20,000	(h)	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2018C, 3.900%, 5/15/58, (Mandatory Put 10/31/2023)	10/23 at 100.00	20,000,000

		Total Utah		20,000,000

		Total Municipal Bonds (cost $72,015,000)		72,015,000

		Total Short-Term Investments (cost $72,015,000)		72,015,000

		Total Investments (cost $4,921,259,440) - 171.5%		4,625,160,556

		Floating Rate Obligations - (2.9)%		(78,400,000)

		AMTP Shares, Net- (27.0)%(i)		(727,262,648)

		MFP Shares, Net - (25.2)%(j)		(678,526,753)

		VRDP Shares, Net- (18.7)%(k)		(503,596,953)

		Other Assets & Liabilities, Net - 2.3%		60,011,626

		Net Assets Applicable to Common Shares - 100%		$2,697,385,828

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	For fair value measurement disclosure purposes, investment classified as Level 3.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(g)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(h)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(i)	AMTP Shares, Net as a percentage of Total Investments is 15.7%.
(j)	MFP Shares, Net as a percentage of Total Investments is 14.7%.
(k)	VRDP Shares, Net as a percentage of Total Investments is 10.9%.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	LONG-TERM INVESTMENTS - 169.1% (99.0% of Total Investments)
	MUNICIPAL BONDS - 169.1% (99.0% of Total Investments)

	Alabama - 1.1% (0.6% of Total Investments)

$15,520	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2016B, 5.000%, 11/15/46	5/26 at 100.00	$14,820,065

5,920	Autauga County Board of Education, Alabama, Special Tax Warrants, Series 2021, 4.000%, 4/01/51	10/31 at 100.00	4,761,383

35	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020, 4.000%, 7/01/35 - BAM Insured	7/30 at 100.00	33,626

4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	3,936,756

4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	4,448,352

2,410	Pike Road, Alabama, General Obligation Warrants, Series 2023, 5.000%, 3/01/52	3/33 at 100.00	2,433,221

1,000	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 3, Fixed Rate Series 2022A-1, 5.500%, 1/01/53, (Mandatory Put 12/01/29)	9/29 at 100.10	1,015,347

5,310	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A	5/29 at 100.00	4,376,493

	Total Alabama		35,825,243

	Arizona - 1.9% (1.1% of Total Investments)

1,150	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	1,057,744

7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015B, 5.000%, 7/01/43 - AGM Insured	7/25 at 100.00	7,135,719

1,315	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/42	9/28 at 100.00	1,286,385

8,895	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2021A, 4.000%, 9/01/51	3/31 at 100.00	7,062,368

5,135	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 4.000%, 1/01/36	1/27 at 100.00	4,808,522

3,130	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017D, 4.000%, 1/01/48	7/30 at 100.00	2,586,933

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019A:
6,550	4.000%, 7/01/49	7/29 at 100.00	5,427,181
1,500	5.000%, 7/01/49	7/29 at 100.00	1,453,640

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,545	5.500%, 7/01/37 - FGIC Insured	No Opt. Call	7,239,633
10,000	5.500%, 7/01/40 - FGIC Insured	No Opt. Call	10,864,436

3,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A, 5.000%, 8/01/47	8/28 at 100.00	3,032,576

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Arizona (continued)
$11,080		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	$10,755,744

		Total Arizona		62,710,881

		California - 7.0% (4.1% of Total Investments)

3,335		Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2022C, 5.000%, 10/01/52 - AGM Insured	10/32 at 100.00	3,335,222

22,880		Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/32 - NPFG Insured	No Opt. Call	15,281,648

4,225		Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 - AGM Insured	No Opt. Call	3,468,848

3,450		Antelope Valley Joint Union High School District, Los Angeles and Kern Counties, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 - NPFG Insured	No Opt. Call	2,706,429

10,000	(c)	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2014F-1, 5.000%, 4/01/54, (Pre-refunded 4/01/24)	4/24 at 100.00	10,060,248

8,000		Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, 2008 Election Series 2009, 0.000%, 8/01/33	No Opt. Call	5,363,695

		Burbank Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2013, Series 2015A:
2,250	(c)	5.000%, 8/01/32, (Pre-refunded 2/01/25)	2/25 at 100.00	2,286,036
1,350	(c)	5.000%, 8/01/33, (Pre-refunded 2/01/25)	2/25 at 100.00	1,371,622

85		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	81,562

		California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
5,890		0.000%, 10/01/24 - NPFG Insured	No Opt. Call	5,663,789
7,615		0.000%, 10/01/25 - NPFG Insured	No Opt. Call	7,010,357
1,350		0.000%, 10/01/39 - NPFG Insured	No Opt. Call	585,258

1,500		California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	1,397,740

965		California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	878,908

2,930	(c)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38, (Pre-refunded 1/02/24)	1/24 at 100.00	2,936,169

5,000		California State, General Obligation Bonds, Refunding Various Purpose Series 2017, 4.000%, 8/01/36	8/26 at 100.00	4,861,444

5		California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 - AMBAC Insured	12/23 at 100.00	5,004

9,130		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	8,088,646

		California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
43	(d),(e)	5.750%, 7/01/30	1/22 at 100.00	42,821
55	(d),(e)	5.750%, 7/01/35	1/22 at 100.00	54,969
66	(d),(e)	5.500%, 7/01/39	1/22 at 100.00	65,962

10,445		Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999a, 0.000%, 8/01/29 - AMBAC Insured	No Opt. Call	8,277,264

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$4,775	(c)	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 - FGIC Insured, (ETM)	No Opt. Call	$4,462,630

7,775		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 - AGM Insured	No Opt. Call	4,880,388

		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
910	(f)	0.000%, 1/15/42	1/31 at 100.00	1,025,270
3,350	(c)	5.750%, 1/15/46, (Pre-refunded 1/15/24)	1/24 at 100.00	3,363,617
8,350	(c)	6.000%, 1/15/49, (Pre-refunded 1/15/24)	1/24 at 100.00	8,387,583

118,565		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	9,724,974

5,000		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 - FGIC Insured	No Opt. Call	3,437,314

3,040		Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 - AGM Insured	No Opt. Call	3,040,000

1,500		Lincoln Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2005, 0.000%, 9/01/26 - AMBAC Insured	No Opt. Call	1,312,058

995	(c)	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34, (ETM)	12/23 at 100.00	996,124

2,490		Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2002 Series 2005, 0.000%, 8/01/27 - NPFG Insured	No Opt. Call	2,120,732

10,335	(f)	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	8,999,916

5,500		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	6,194,826

120	(c)	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 - AMBAC Insured, (ETM)	10/21 at 100.00	120,109

14,100		New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 - AGC Insured	No Opt. Call	8,719,699

2,500		Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/29	No Opt. Call	1,958,975

1,145		Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 - NPFG Insured	No Opt. Call	1,173,472

		Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,745	(c)	5.000%, 8/15/34, (Pre-refunded 8/15/32) - NPFG Insured	8/32 at 100.00	1,927,616
1,490	(c)	5.000%, 8/15/34 - NPFG Insured, (ETM)	5/21 at 100.00	1,600,651

1,000		Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 - AGM Insured	No Opt. Call	789,344

2,000		Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 - NPFG Insured	No Opt. Call	1,937,540

9,320		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/33 - AGC Insured	No Opt. Call	6,014,747

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$1,800		Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, 2010 Election Series 2011A, 0.000%, 8/01/28	No Opt. Call	$1,481,293

4,080		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	4,086,987

		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
10,595	(c)	5.000%, 1/15/44, (Pre-refunded 1/15/25)	1/25 at 100.00	10,764,824
32,725	(c)	5.000%, 1/15/50, (Pre-refunded 1/15/25)	1/25 at 100.00	33,249,539

2,965		San Juan Unified School District, Sacramento County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 - NPFG Insured	No Opt. Call	2,416,315

4,005		San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 - FGIC Insured	No Opt. Call	3,579,019

15,750		San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/39 - AGM Insured	No Opt. Call	7,053,562

		San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015:
5,000		0.000%, 8/01/46	8/25 at 32.80	1,462,264
6,570		0.000%, 8/01/47	8/25 at 30.90	1,811,007

2,630		Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 - FGIC Insured	No Opt. Call	2,447,555

		Total California		234,363,591

		Colorado - 15.6% (9.1% of Total Investments)

1,845		Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/51	12/24 at 102.00	1,508,068

6,600		Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2021, 4.375%, 12/01/52	12/26 at 103.00	4,764,427

2,500		Arapahoe County Water and Wastewater Authority, Colorado, Revenue Bonds, Refunding Series 2019, 4.000%, 12/01/38	12/29 at 100.00	2,262,980

		Arvada, Colorado, Water Enterprise Revenue Bonds, Series 2022:
1,610		4.000%, 12/01/48	12/32 at 100.00	1,346,293
2,220		4.000%, 12/01/52	12/32 at 100.00	1,819,576

		Aurora, Colorado, Sewer Improvement Revenue Bonds, Seam Facility and Other System Improvements Project, First Lien Series 2021:
3,315		4.000%, 8/01/46	8/31 at 100.00	2,746,689
2,000		4.000%, 8/01/51	8/31 at 100.00	1,607,897

9,000		Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds, Series 2019A, 4.000%, 12/01/48	6/29 at 100.00	7,624,771

		Brighton, Colorado, Water Activity Enterprise Revenue Bonds, Water System Project, Series 2022:
6,650		5.000%, 6/01/47	6/32 at 100.00	6,734,917
4,430		5.000%, 6/01/52	6/32 at 100.00	4,459,110

1,150		Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2020, 4.000%, 12/01/50 - AGM Insured	12/30 at 100.00	914,158

1,060		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Improvement Series 2018, 5.250%, 12/01/48	12/23 at 103.00	912,276

		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
1,575		5.000%, 12/01/37, 144A	12/23 at 102.00	1,415,802

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$3,620		5.000%, 12/01/47, 144A	12/23 at 102.00	$3,028,807

1,250	(c)	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.375%, 12/01/33, (Pre-refunded 12/01/23)	12/23 at 100.00	1,251,278

115	(c)	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43, (Pre-refunded 12/01/23)	12/23 at 100.00	115,065

1,700		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A	7/24 at 100.00	1,556,172

		Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,005	(c)	5.000%, 6/01/34, (Pre-refunded 6/01/27)	6/27 at 100.00	2,079,230
4,615	(c)	5.000%, 6/01/35, (Pre-refunded 6/01/27)	6/27 at 100.00	4,785,859
7,205	(c)	5.000%, 6/01/36, (Pre-refunded 6/01/27)	6/27 at 100.00	7,471,747
8,715	(c)	5.000%, 6/01/37, (Pre-refunded 6/01/27)	6/27 at 100.00	9,037,651
4,105	(c)	5.000%, 6/01/42, (Pre-refunded 6/01/27)	6/27 at 100.00	4,256,978
8,545	(c)	5.000%, 6/01/47, (Pre-refunded 6/01/27)	6/27 at 100.00	8,861,357

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2021A:
10,575		4.000%, 11/15/46	11/31 at 100.00	8,879,271
33,390		4.000%, 11/15/50	11/31 at 100.00	27,252,584

3,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018A, 5.000%, 11/15/48	5/28 at 100.00	2,916,119

5,000	(c)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36, (Pre-refunded 12/01/23)	12/23 at 100.00	5,000,354

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016:
1,000		5.000%, 1/01/31	1/24 at 102.00	955,822
4,290		5.000%, 1/01/37	1/24 at 102.00	3,884,837

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
21,340		5.000%, 8/01/44	8/29 at 100.00	20,177,391
28,740		4.000%, 8/01/49	8/29 at 100.00	22,232,416

3,410		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2022A, 5.500%, 11/01/47	11/32 at 100.00	3,384,690

4,600		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2020A, 4.000%, 12/01/50	12/27 at 103.00	3,291,999

750		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	703,633

1,500		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	1,361,194

		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2020A:
7,080		4.000%, 9/01/45	9/30 at 100.00	5,575,365
3,000		4.000%, 9/01/50	9/30 at 100.00	2,261,497

4,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series 2019A, 4.000%, 11/01/39	11/29 at 100.00	3,519,688

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$3,300		Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A, 4.000%, 1/01/38	1/30 at 100.00	$3,001,078

5,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019B, 4.000%, 1/01/40	1/30 at 100.00	4,441,218

4,150		Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	3,736,074

		Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018:
1,895		5.625%, 12/01/32	12/23 at 103.00	1,798,521
2,660		5.875%, 12/01/46	12/23 at 103.00	2,390,936

2,000		Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Green Series 2023C, 5.250%, 12/01/53, (WI/DD)	12/33 at 100.00	2,018,389

2,000		Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B, 5.000%, 12/01/42	12/27 at 100.00	2,004,605

1,500	(c)	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2016B, 5.000%, 3/01/41, (Pre-refunded 3/01/27)	3/27 at 100.00	1,562,945

6,000		Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43	3/28 at 100.00	5,226,643

7,000		Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2019O, 4.000%, 3/15/44	3/29 at 100.00	5,996,971

2,550		Colorado State, Certificates of Participation, Lease Purchase Agreement Department of Transportation Second Amended & Restated Headquaters Facilities, Refunding Series 2020, 4.000%, 6/15/41	6/30 at 100.00	2,250,912

5,000		Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	4,802,482

		Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
7,115	(c)	5.000%, 8/01/41, (Pre-refunded 8/01/26)	8/26 at 100.00	7,336,706
1,000	(c)	5.000%, 8/01/46, (Pre-refunded 8/01/26)	8/26 at 100.00	1,031,161

1,250		Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	12/24 at 103.00	1,082,973

		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022B:
2,930		5.000%, 11/15/47	11/32 at 100.00	2,960,445
6,700		5.250%, 11/15/53	11/32 at 100.00	6,868,722

12,900		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	12/23 at 100.00	12,735,691

		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018B:
5,000		5.000%, 12/01/43	12/28 at 100.00	4,936,125
2,500		5.000%, 12/01/48	12/28 at 100.00	2,447,425

6,500		Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	6,522,195

5,000		Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Series 2021A, 4.000%, 8/01/51	8/31 at 100.00	4,094,023

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
$5,120	5.000%, 12/01/32	12/26 at 100.00	$5,060,704
2,935	5.000%, 12/01/35	12/26 at 100.00	2,835,297
1,800	5.000%, 12/01/40	12/26 at 100.00	1,633,690

345	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A, 5.250%, 12/01/39, 144A	12/23 at 103.00	329,477

1,500	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019, 5.000%, 12/01/49, 144A	9/24 at 103.00	1,258,498

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
45,540	0.000%, 9/01/30 - NPFG Insured	No Opt. Call	33,897,890
16,635	0.000%, 9/01/32 - NPFG Insured	No Opt. Call	11,249,339
49,250	0.000%, 9/01/33 - NPFG Insured	No Opt. Call	31,680,664

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 - NPFG Insured	No Opt. Call	7,596,875
2,900	0.000%, 9/01/34 - NPFG Insured	No Opt. Call	1,770,526
18,500	0.000%, 3/01/36 - NPFG Insured	No Opt. Call	10,292,266

5,950	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34, 144A	9/27 at 103.00	5,523,540

3,850	Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020, 4.000%, 12/01/49 - BAM Insured	12/30 at 100.00	3,072,484

10,650	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2023, 5.000%, 12/01/47	12/32 at 100.00	10,829,707

	Johnstown, Colorado, Wastewater Revenue Bonds, Series 2021:
5,700	4.000%, 12/01/46 - AGM Insured	12/31 at 100.00	4,681,852
1,440	4.000%, 12/01/51 - AGM Insured	12/31 at 100.00	1,142,519

2,000	Leyden Rock Metropolitan District, Arvada, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax, Refunding & Improvement Series 2021, 4.000%, 12/01/51 - AGM Insured	12/31 at 100.00	1,586,832

1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016, 5.000%, 12/01/36	12/26 at 100.00	994,994

1,000	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series 2017, 4.000%, 12/01/36	12/26 at 100.00	943,409

1,730	Meridian Ranch Metropolitan District 2018, Subdistrict, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2022, 6.750%, 12/01/52	12/27 at 103.00	1,567,785

1,230	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Senior Series 2021A, 4.000%, 12/01/51 - AGM Insured	12/31 at 100.00	960,026

1,085	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A, 5.750%, 12/01/47	12/23 at 102.00	1,031,430

5,000	Northern Colorado Water Conservancy District Building Corporation, Certificates of Participation, Refunding Series 2021, 4.000%, 7/01/51	7/31 at 100.00	4,082,065

	Northern Colorado Water Conservancy District, Certificates of Participation, Series 2022:
2,325	5.000%, 7/01/42	7/31 at 100.00	2,367,174

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$ 16,320		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	$15,730,239

3,680		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2017A, 5.000%, 12/01/46	12/25 at 100.00	3,513,302

4,055		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/39 - AGM Insured	12/29 at 100.00	3,554,467

3,000		Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Refunding & Improvement Series 2022, 4.000%, 11/01/47	11/32 at 100.00	2,518,732

6,065		Platte River Metropolitan District, Weld County, Colorado, General Obligation Bonds, Limited Tax Refunding Series 2023A, 6.500%, 8/01/53, 144A, (WI/DD)	8/29 at 103.00	5,701,258

600		Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A	12/30 at 100.00	408,000

		Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017:
9,865		5.000%, 12/01/42	12/27 at 100.00	9,914,271
3,600		5.000%, 12/01/47	12/27 at 100.00	3,580,723

2,350		Roaring Fork Transporation Authority, Colorado, Property Tax Revenue Bonds, Series 2021A, 4.000%, 12/01/46	12/31 at 100.00	1,979,395

850		Sierra Ridge Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Bonds, Series 2022, 5.000%, 12/01/52 - AGM Insured	12/32 at 100.00	824,568

1,000		Sky Ranch Community Authority Board (Arapahoe County, Colorado), Limited Tax Supported District No. 3 Senior Bonds (Tax-Exempt Fixed Rate), Series 2022A and Subordinate Bonds (Tax-Exempt Fixed Rate), Series 2022B(3), 5.750%, 12/01/52, 144A	9/27 at 103.00	856,447

1,625		South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	1,675,713

1,000		STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	819,229

3,250		Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 - AGM Insured	12/26 at 100.00	3,275,633

		Thompson Crossing Metropolitan District 6, Larimer County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2020:
760		3.000%, 12/01/30, 144A	No Opt. Call	612,930
1,300		5.000%, 12/01/44, 144A	12/30 at 100.00	1,122,411

995		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51	3/26 at 103.00	721,469

1,000		Triview Metropolitan District, El Paso County, Colorado, Water and Wastewater Enterprise Revenue Bonds, Green Series 2020, 3.250%, 12/01/45 - BAM Insured	12/28 at 100.00	719,051

2,500		University of Colorado, Enterprise System Revenue Bonds, Refunding Green Series 2021A, 4.000%, 6/01/46	6/31 at 100.00	2,157,224

14,500	(c)	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46, (Pre-refunded 6/01/24)	6/24 at 100.00	14,590,307

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Colorado (continued)
$2,500		Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 - BAM Insured	12/26 at 100.00	$2,358,307

5,000		Weld County School District 6, Greeley, Colorado, General Obligation Bonds, Series 2020, 5.000%, 12/01/44	12/29 at 100.00	5,090,988

2,175		Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/30	12/26 at 100.00	2,241,977

7,810		West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022, 6.750%, 12/01/52	12/29 at 103.00	6,752,575

1,785		West Meadow Metropolitan District, Town of Fraser, Grand County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2023A, 6.500%, 12/01/50, 144A	12/28 at 103.00	1,734,026

500		Westerly Metropolitan District 4, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-1, 5.000%, 12/01/50	3/26 at 103.00	392,332

		Total Colorado		520,438,825

		Connecticut - 0.8% (0.5% of Total Investments)

1,650		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	1,604,198

6,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	4,718,415

2,800		Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean Affiliates, Series 2020A, 5.000%, 1/01/55, 144A	1/26 at 102.00	2,087,439

7,165		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	6,985,103

		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1:
500		5.000%, 7/01/34	7/27 at 100.00	508,934
2,425		5.000%, 7/01/42	7/27 at 100.00	2,364,273

7,500		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 5.000%, 5/01/37	5/30 at 100.00	7,824,776

		Total Connecticut		26,093,138

		Delaware - 0.3% (0.2% of Total Investments)

1,000		Delaware Health Facilities Authroity, Revenue Bonds, Beebe Medical Center Project, Series 2018, 5.000%, 6/01/48	12/28 at 100.00	904,329

9,070		Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	8,940,045

		Total Delaware		9,844,374

		District of Columbia - 3.6% (2.1% of Total Investments)

1,250		District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	11/23 at 100.00	1,075,485

107,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	12/23 at 24.98	22,963,965

5,000		District of Columbia, General Obligation Bonds, Series 2021D, 4.000%, 2/01/46	2/31 at 100.00	4,302,150

		District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017:
3,500		5.000%, 4/01/35	4/27 at 100.00	3,542,453
3,440		5.000%, 4/01/36	4/27 at 100.00	3,465,877
60	(c)	5.000%, 4/01/36, (Pre-refunded 4/01/27)	4/27 at 100.00	62,394

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		District of Columbia (continued)
		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
$ 12,455		4.000%, 10/01/44	10/29 at 100.00	$10,190,104
4,750		5.000%, 10/01/47	10/29 at 100.00	4,474,269
13,710		4.000%, 10/01/49	10/29 at 100.00	10,745,158

7,000		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/36 - AGC Insured	No Opt. Call	3,676,860

32,000	(c)	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41, (Pre- refunded 10/01/26) - AGC Insured	10/26 at 100.00	34,343,450

18,000		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	18,994,255

3,000		Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/43	7/27 at 100.00	2,975,472

		Total District of Columbia		120,811,892

		Florida - 7.9% (4.6% of Total Investments)

2,800		Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2016, 5.000%, 9/01/46	12/23 at 100.00	2,625,435

2,830		City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	2,841,422

5,810		Collier County, Florida, Tourist Development Tax Revenue Bonds, Series 2018, 4.000%, 10/01/43	10/28 at 100.00	4,957,213

530		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/50, 144A	9/27 at 100.00	401,852

		Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040		0.000%, 11/01/25 - NPFG Insured	No Opt. Call	941,496
1,590		0.000%, 11/01/26 - NPFG Insured	No Opt. Call	1,370,760

2,000		Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/49	10/28 at 100.00	1,639,631

15,000	(g)	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018F, 5.000%, 10/01/48, (UB)	10/28 at 100.00	14,998,952

		Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B:
5,730	(c)	5.000%, 10/01/40, (Pre-refunded 10/01/24)	10/24 at 100.00	5,786,889
12,885	(c)	5.000%, 10/01/44, (Pre-refunded 10/01/24)	10/24 at 100.00	13,012,926

13,480		Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/50	2/31 at 100.00	10,578,148

5,060		Hollywood, Florida, General Obligation Bonds, Series 2022, 5.000%, 7/01/47	7/32 at 100.00	5,033,205

2,500		Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	2,342,254

		Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A:
3,810		5.000%, 2/01/40 - AGM Insured	2/24 at 100.00	3,811,444
19,145		5.000%, 2/01/44 - AGM Insured	2/24 at 100.00	19,145,622

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Florida (continued)

	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017:
$ 205	5.000%, 7/01/32	7/27 at 100.00	$176,546
5,035	5.125%, 7/01/46	7/27 at 100.00	3,771,886

7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	7,149,180

27,470	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	25,841,359

10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	12/23 at 100.00	10,003,084

5,560	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children’s Hospital Project, Refunding Series 2021A, 4.000%, 8/01/51	8/31 at 100.00	4,457,216

3,000	Miami-Dade County Industrual Development Authority, Florida, Revenue Bonds, Doral Academy, Seres 2018, 5.000%, 1/15/48	1/28 at 100.00	2,525,168

7,000	Miami-Dade County School District, Florida, General Obligation Bonds, School Series 2022A, 5.000%, 3/15/52 - BAM Insured	3/32 at 100.00	7,031,774

1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	989,185

14,015	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	13,552,195

4,715	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2017, 5.000%, 6/01/38	6/27 at 100.00	4,704,309

7,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018, 4.000%, 7/01/48	7/28 at 100.00	5,766,300

5,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2022, 5.000%, 7/01/51	7/32 at 100.00	4,952,680

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B:
6,000	4.000%, 10/01/44	10/29 at 100.00	5,157,967
3,965	4.000%, 10/01/49	10/29 at 100.00	3,255,886

11,240	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022, 4.000%, 10/01/52	4/32 at 100.00	9,049,891

1,095	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2, 0.000%, 10/01/32	10/29 at 91.18	691,256

4,250	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/49	10/29 at 100.00	3,865,466

2,000	Palm Beach County Health Facilities Authority, Florida Retirement Communities Revenue Bonds, ACTS Retirement - Life Communities, Inc Obligated Group, Series 2018A, 5.000%, 11/15/45	11/25 at 103.00	1,795,473

5,680	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue Bonds, ACTS Retirement - Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32	11/26 at 100.00	5,627,015

8,200	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc. Project, Refunding Series 2018A, 5.000%, 3/15/42	5/28 at 100.00	7,892,696

12,170	Sarasota County Public Hospital District, Florida, Hospital Revenue Bonds, Sarasota Memorial Hospital Project, Series 2018, 4.000%, 7/01/48	7/28 at 100.00	10,031,771

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)

$ 6,625		South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%, 5/01/33	5/25 at 100.00	$6,366,153

		South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Refunding Series 2017:
8,000		5.000%, 8/15/42	8/27 at 100.00	7,748,580
8,595		5.000%, 8/15/47	8/27 at 100.00	8,190,915

1,205		Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995, 5.750%, 10/01/25 - NPFG Insured	No Opt. Call	1,230,928

4,000		Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A, 4.000%, 11/15/46	5/26 at 100.00	3,344,420

2,000	(c)	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2015B, 5.000%, 10/15/45, (Pre-refunded 4/15/25)	4/25 at 100.00	2,031,688

7,400		Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	7,097,068

		Total Florida		263,785,304

		Georgia - 4.9% (2.8% of Total Investments)

		Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	(c)	5.000%, 11/01/33, (Pre-refunded 5/01/25)	5/25 at 100.00	3,463,559
2,040	(c)	5.000%, 11/01/35, (Pre-refunded 5/01/25)	5/25 at 100.00	2,078,136

10,235		Clarke County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	9,880,536

		Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Series 2017A:
2,000		5.000%, 4/01/42	4/27 at 100.00	1,940,314
10,000		5.000%, 4/01/47	4/27 at 100.00	9,507,421

2,500		Columbia County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System, Inc. Project, Series 2023B, 5.125%, 4/01/53, (WI/DD)	4/33 at 100.00	2,433,449

5,300		Crisp County Hospital Authority, Georgia, Revenue Anticipation Certificates, Crisp County Hospital Project, Series 2021, 4.000%, 7/01/46	7/31 at 100.00	4,173,070

5,725		Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	5,526,729

		Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc Project, Series 2017A:
4,330		5.000%, 4/01/42	4/27 at 100.00	4,200,780
10,000		5.000%, 4/01/47	4/27 at 100.00	9,507,421
6,370		4.000%, 4/01/50	4/30 at 100.00	5,057,643

4,000		Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	3,861,470

5,000		Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	4,043,754

12,590	(c)	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54, (Pre-refunded 2/15/25)	2/25 at 100.00	12,844,290

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Georgia (continued)

$ 7,500		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42	2/27 at 100.00	$7,657,379

2,000		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2021A, 4.000%, 2/15/40	2/31 at 100.00	1,739,586

8,000		Georgia Ports Authority, Revenue Bonds, Series 2021, 4.000%, 7/01/51	7/31 at 100.00	6,681,675

1,860		Georgia Ports Authority, Revenue Bonds, Series 2022, 4.000%, 7/01/52	7/32 at 100.00	1,546,892

11,000		Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc., Series 2017A, 4.000%, 4/01/42	4/27 at 100.00	9,482,396

1,350		Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.250%, 2/01/27	No Opt. Call	1,413,197

		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,860		5.000%, 5/15/43	5/29 at 100.00	1,749,010
14,100		5.000%, 5/15/49	No Opt. Call	13,121,356

10,160	(g)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023C, 5.000%, 9/01/53, (Mandatory Put 9/01/30), (UB)	6/30 at 100.15	10,094,703

3,425	(g)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023C, 5.000%, 9/01/53, (Mandatory Put 9/01/30)	6/30 at 100.15	3,402,988

6,310		Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/43	7/26 at 100.00	6,332,647

		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A:
5,680		5.000%, 7/01/60	7/25 at 100.00	5,257,820
3,300		5.500%, 7/01/60	7/25 at 100.00	3,193,060

8,230		Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015, 5.000%, 10/01/40	10/25 at 100.00	7,851,207

5,000		Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2019A, 4.000%, 7/01/44	7/29 at 100.00	4,161,381

		Total Georgia		162,203,869

		Hawaii - 0.1% (0.1% of Total Investments)

275		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43, 144A	12/23 at 100.00	274,980

3,500		Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Green Senior Series 2023, 5.000%, 7/01/48	7/33 at 100.00	3,526,460

		Total Hawaii		3,801,440

		Idaho - 0.5% (0.3% of Total Investments)

3,860		Boise State University, Idaho, General Revenue Bonds, Series 2023A, 5.250%, 4/01/53	4/33 at 100.00	3,899,398

7,885		Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2021A, 4.000%, 3/01/51	3/32 at 100.00	6,121,415

2,235		Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	11/23 at 101.00	2,259,584

5,000		Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, The College of Idaho Project, Series 2023, 5.875%, 11/01/53, 144A, (WI/DD)	11/33 at 100.00	4,746,425

		Total Idaho		17,026,822

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois - 18.4% (10.8% of Total Investments)

		Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A:
$ 1,000		5.000%, 4/01/34 - AGM Insured	4/28 at 100.00	$1,035,000
285		5.000%, 4/01/37 - AGM Insured	4/28 at 100.00	290,713
1,370		5.000%, 4/01/38 - AGM Insured	4/28 at 100.00	1,389,584

		Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding Series 2002B:
4,595		0.000%, 1/01/32 - FGIC Insured	No Opt. Call	3,075,707
4,000		0.000%, 1/01/34 - FGIC Insured	No Opt. Call	2,419,437

11,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	11,066,184

3,155		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023, 5.750%, 4/01/48	4/33 at 100.00	3,172,861

5,750		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	5,439,786

6,920		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D, 5.000%, 12/01/46	12/28 at 100.00	6,090,900

11,450		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	11,701,891

1,785		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	1,813,295

23,535		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	24,436,541

		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2021A:
1,500		5.000%, 12/01/38	12/30 at 100.00	1,394,644
1,750		5.000%, 12/01/40	12/30 at 100.00	1,602,171

2,175		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2023A, 6.000%, 12/01/49, (WI/DD)	12/33 at 100.00	2,174,896

1,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 - NPFG Insured	No Opt. Call	1,007,368

		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A:
14,765		4.000%, 12/01/50 - BAM Insured	12/29 at 100.00	11,775,340
4,000		4.000%, 12/01/50	12/29 at 100.00	3,088,580

9,285		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	12/24 at 100.00	9,128,259

4,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2018B, 5.000%, 1/01/53	1/29 at 100.00	3,867,819

1,000	(g)	Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A, 5.500%, 1/01/40, (UB)	1/32 at 100.00	1,008,526

22,670		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 - FGIC Insured	No Opt. Call	21,471,544

10,565		Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	10,824,103

4,000		Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/40	1/29 at 100.00	3,876,590

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)

		Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Project, Series 2023A:
$12,190		5.250%, 1/01/53 - AGM Insured	7/33 at 100.00	$12,307,420
2,000		5.250%, 1/01/58 - AGM Insured	7/33 at 100.00	2,001,139
6,030		5.500%, 1/01/62 - AGM Insured	7/33 at 100.00	6,132,855

7,240		Chicago, Illinois, Water Revenue Bonds, Second Lien Series 2023A, 5.250%, 11/01/53 - AGM Insured	5/33 at 100.00	7,298,477

5,125		Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	4,762,368

4,500		Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2017, 5.000%, 12/01/47	12/27 at 100.00	4,409,517

3,500		Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series 2018A, 4.000%, 12/01/43	6/28 at 100.00	2,991,817

		Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT:
2,750		3.900%, 11/01/36	11/27 at 102.00	2,484,369
5,265		5.500%, 11/01/36	12/23 at 100.00	5,271,770

3,215		Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020, 4.000%, 10/01/50	10/30 at 100.00	2,412,017

		Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
3,500		5.000%, 2/15/32	2/27 at 100.00	3,585,505
25,880		4.000%, 2/15/41	2/27 at 100.00	22,826,693
1,200	(c)	4.000%, 2/15/41, (Pre-refunded 2/15/27)	2/27 at 100.00	1,199,772
55	(c)	4.000%, 2/15/41, (Pre-refunded 2/15/27)	2/27 at 100.00	54,989
3,000		5.000%, 2/15/41	2/27 at 100.00	2,922,167

2,500		Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A, 4.000%, 8/01/51	8/31 at 100.00	1,863,887

		Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	(c)	5.000%, 9/01/39, (Pre-refunded 9/01/24)	9/24 at 100.00	8,821,444
11,030	(c)	5.000%, 9/01/42, (Pre-refunded 9/01/24)	9/24 at 100.00	11,120,060

1,000		Illinois Finance Authority, Revenue Bonds, DePaul College Prep Foundation, Series 2023A, 5.625%, 8/01/53, 144A	8/33 at 100.00	923,484

16,165		Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	15,643,860

		Illinois Finance Authority, Revenue Bonds, Northshore - Edward-Elmhurst Health Credit Group, Series 2022A:
10,945		4.000%, 8/15/42	8/32 at 100.00	9,303,047
4,155		5.000%, 8/15/51	8/32 at 100.00	3,942,547

22,590		Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	21,413,122

		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
7,285		5.000%, 8/15/35	8/25 at 100.00	6,986,825
4,135		5.000%, 8/15/44	8/25 at 100.00	3,889,148

5,410		Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2017A, 5.000%, 3/01/47	3/27 at 100.00	4,995,879

14,200		Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Fixed Period Series 2021A, 4.000%, 8/15/41	8/31 at 100.00	12,198,805

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Illinois (continued)
$ 15,030	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2023A, 5.250%, 5/15/54	5/33 at 100.00	$15,448,061

	Illinois State, General Obligation Bonds, April Series 2014:
2,500	5.000%, 4/01/31	4/24 at 100.00	2,469,949
3,000	5.000%, 4/01/38	4/24 at 100.00	2,886,980

	Illinois State, General Obligation Bonds, December Series 2017A:
5,000	5.000%, 12/01/34	12/27 at 100.00	5,035,377
2,000	5.000%, 12/01/35	12/27 at 100.00	2,006,847
5,420	5.000%, 12/01/39	12/27 at 100.00	5,148,310

2,300	Illinois State, General Obligation Bonds, February Series 2014, 5.250%, 2/01/32	2/24 at 100.00	2,283,984

1,750	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	1,762,426

3,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	3,622,881

4,170	Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47	3/32 at 100.00	4,194,739

	Illinois State, General Obligation Bonds, May Series 2018A:
17,000	6.000%, 5/01/26	No Opt. Call	17,665,835
4,485	6.000%, 5/01/27	No Opt. Call	4,723,150

	Illinois State, General Obligation Bonds, May Series 2020:
1,115	5.500%, 5/01/30	No Opt. Call	1,167,620
5,305	5.500%, 5/01/39	5/30 at 100.00	5,430,154
2,360	5.750%, 5/01/45	5/30 at 100.00	2,408,318

4,825	Illinois State, General Obligation Bonds, May Series 2023B, 5.500%, 5/01/47	5/32 at 100.00	4,853,025

2,515	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/23	No Opt. Call	2,515,000

9,710	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	9,910,952

5,000	Illinois State, General Obligation Bonds, October Series 2022C, 5.500%, 10/01/41	10/32 at 100.00	5,096,925

5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	12/23 at 100.00	5,029,585

6,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B, 5.000%, 1/01/39	1/24 at 100.00	6,467,126

29,430	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	29,373,368

10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A, 5.000%, 1/01/44	7/29 at 100.00	10,000,877

12,010	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A, 5.000%, 1/01/45	1/31 at 100.00	12,002,405

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A:
9,640	4.000%, 1/01/42	1/32 at 100.00	8,415,748
10,455	5.000%, 1/01/46	1/32 at 100.00	10,451,890

5,410	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Series 2023A, 5.250%, 1/01/43	7/33 at 100.00	5,569,930

1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0052, 5.791%, 1/01/38, 144A, (IF)	1/23 at 100.00	1,114,632

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
$ 11,050		Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 - FGIC Insured	No Opt. Call	$11,188,989

1,175		Macon and DeWitt Counties Community Unit School District 2 Maroa- Forsyth, Illinois, General Obligation Bonds, Series 2021, 4.000%, 12/01/41 - AGM Insured	12/30 at 100.00	1,037,479

5,080		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A, 5.000%, 6/15/50	12/29 at 100.00	4,723,904

8,800		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	8,746,654

4,750		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A, 5.000%, 6/15/57	12/27 at 100.00	4,346,033

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000		0.000%, 6/15/45 - AGM Insured	No Opt. Call	10,050,022
5,355		0.000%, 6/15/46 - AGM Insured	No Opt. Call	1,538,254

13,350		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/24 - NPFG Insured	No Opt. Call	12,682,862

970		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 - NPFG Insured	No Opt. Call	970,833

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
3,505		0.000%, 6/15/30	9/23 at 67.44	2,555,832
195	(c)	0.000%, 6/15/30, (ETM)	No Opt. Call	148,788
28,000		0.000%, 12/15/35 - AGM Insured	No Opt. Call	15,699,099
3,280		0.000%, 6/15/37 - NPFG Insured	No Opt. Call	1,626,228
11,715		0.000%, 12/15/38 - NPFG Insured	No Opt. Call	5,274,643

4,290	(c)	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26, (ETM)	No Opt. Call	4,472,208

2,300		Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 - NPFG Insured	No Opt. Call	2,556,831

2,855		Sangamon County School District 186 Springfield, Illinois, General Obligation Bonds, Alternate Revenue Source Series 2023, 5.500%, 6/01/58 - AGM Insured	6/33 at 100.00	2,901,312

2,500		Sangamon County Water Reclamation District, Illinois, General Obligation Bonds Alternate Revenue Source, Project & Refunding Series 2019A, 4.000%, 1/01/44 - BAM Insured	1/29 at 100.00	2,125,972

		Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
2,250		5.000%, 3/01/29	3/25 at 100.00	2,262,548
7,000		5.000%, 3/01/31	3/25 at 100.00	7,047,130

		Total Illinois		613,926,437

		Indiana - 2.7% (1.6% of Total Investments)

6,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	5,335,913

7,000		Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Fixed Rate Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	5,781,151

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Indiana (continued)
		Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A:
$ 1,875		4.000%, 12/01/40	6/25 at 100.00	$1,661,709
3,400		5.000%, 12/01/40	6/25 at 100.00	3,404,576

13,415		Indiana Finance Authority, Hospital Revenue Bonds, Reid Health Series 2022, 5.000%, 1/01/52 - AGM Insured	1/32 at 100.00	12,550,091

11,000		Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	10,765,558

12,820		Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2022B, 5.250%, 10/01/52	10/30 at 100.00	12,961,182

13,215		Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	13,346,202

5,130		Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	5,034,185

		Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255		0.000%, 2/01/25 - AMBAC Insured	No Opt. Call	8,767,095
9,560		0.000%, 2/01/26 - AMBAC Insured	No Opt. Call	8,668,470

1,580		Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 1/15/28 - AGM Insured	No Opt. Call	1,322,085

		Total Indiana		89,598,217

		Iowa - 0.8% (0.5% of Total Investments)

6,775		Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement Community Project, Refunding Series 2021, 5.000%, 9/01/51	9/28 at 102.00	4,564,000

		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022:
8,250		5.000%, 12/01/50	12/29 at 103.00	7,322,814
1,000		5.000%, 12/01/50, (Mandatory Put 12/01/42)	12/29 at 103.00	910,502

3,085		Iowa Finance Authority, Senior Housing Revenue Bonds, Northcrest Inc. Project, Series 2018A, 5.000%, 3/01/48	3/24 at 103.00	2,395,280

8,265		Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2 Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65	6/31 at 25.58	766,949

		Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016:
4,700	(c)	5.000%, 12/01/36, (Pre-refunded 12/01/26)	12/26 at 100.00	4,867,035
5,990	(c)	5.000%, 12/01/41, (Pre-refunded 12/01/26)	12/26 at 100.00	6,202,881

		Total Iowa		27,029,461

		Kansas - 0.7% (0.4% of Total Investments)

		Ellis County Unified School District 489 Hays, Kansas, General Obligation Bonds, Refunding & Improvement Series 2022B:
5,000		5.000%, 9/01/42 - AGM Insured	9/31 at 100.00	5,045,302
3,050		5.000%, 9/01/47 - AGM Insured	9/31 at 100.00	3,032,049

3,700		Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A, 5.000%, 4/01/38 - BAM Insured	4/26 at 100.00	3,777,622

		Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A:
6,000		5.000%, 7/01/43	7/28 at 100.00	5,632,136
6,465		5.000%, 7/01/48	7/28 at 100.00	5,873,266

		Total Kansas		23,360,375

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Kentucky - 0.7% (0.4% of Total Investments)

$ 6,010		Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 - NPFG Insured	No Opt. Call	$4,730,527

1,300		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	1,251,269

		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
5,000		6.750%, 7/01/43	7/31 at 100.00	5,460,627
8,610		6.875%, 7/01/46	7/31 at 100.00	9,421,859

1,380		University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking Project, Series 2019A, 4.000%, 5/01/44	5/29 at 100.00	1,168,755

		Total Kentucky		22,033,037

		Louisiana - 1.9% (1.1% of Total Investments)

6,305		Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	12/23 at 100.00	6,077,156

4,000		East Baton Rouge Parish Capital Improvement District, Louisiana, MOVEBR Sales Tax Revenue Bonds, Series 2019, 5.000%, 8/01/48	8/29 at 100.00	3,941,528

1,870		Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 - AGM Insured	12/27 at 100.00	1,848,594

13,590		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/46	5/27 at 100.00	12,700,526

1,695		Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	1,623,644

		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
20	(c)	4.000%, 5/15/35, (Pre-refunded 5/15/26)	5/26 at 100.00	20,017
2,345		4.000%, 5/15/36	5/26 at 100.00	2,176,213
20	(c)	5.000%, 5/15/47, (Pre-refunded 5/15/26)	5/26 at 100.00	20,496

1,975		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	1,864,150

		Louisiana Stadium and Exposition District, Revenue Bonds, Senior Series 2023A:
3,615		5.000%, 7/01/48	7/33 at 100.00	3,568,259
10,765		5.250%, 7/01/53	7/33 at 100.00	10,790,544

1,015		Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C, 5.000%, 5/01/45	11/27 at 100.00	1,014,580

5,000		New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017A, 5.000%, 1/01/48	1/27 at 100.00	4,836,269

6,280	(c)	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44, (Pre-refunded 6/01/24)	6/24 at 100.00	6,319,112

5,000		Saint Tammany Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, St. Tammany Parish Hospital Project, Refunding Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	4,645,099

1,355		Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	1,349,002

		Total Louisiana		62,795,189

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Maine - 0.7% (0.4% of Total Investments)

$6,300	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	$5,401,489

8,675	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	8,452,959

11,150	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth Issue, Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	8,917,472

	Total Maine		22,771,920

	Maryland - 1.8% (1.1% of Total Investments)

5,905	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	4,761,636

8,610	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	8,672,728

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	1,940,980

4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48	1/28 at 100.00	3,350,546

4,125	Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn, Series 2022A, 4.000%, 6/01/47	6/32 at 100.00	3,445,502

17,000	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/42	5/28 at 100.00	17,148,036

	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2020:
3,000	4.000%, 7/01/39	7/30 at 100.00	2,726,465
3,000	4.000%, 7/01/50	7/30 at 100.00	2,500,739

9,095	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2021A, 5.000%, 7/01/51	7/31 at 100.00	9,182,015

4,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44	6/25 at 100.00	3,912,032

1,150	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1, 5.000%, 11/01/37	11/24 at 103.00	981,673

2,250	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B, 5.000%, 11/01/47	11/24 at 103.00	1,756,470

	Total Maryland		60,378,822

	Massachusetts - 1.9% (1.1% of Total Investments)

5,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2021A-1, 4.000%, 7/01/51	7/31 at 100.00	4,147,918

930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	865,591

3,890	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Refunding Series 2023FF, 5.000%, 10/01/48	10/33 at 100.00	3,950,648

3,630	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2, 5.000%, 7/01/53	7/28 at 100.00	3,448,349

1,100	Massachusetts Development Finance Agency, Revenue Bonds, Dana- Farber Cancer Institute Issue, Series 2016N, 5.000%, 12/01/46	12/26 at 100.00	1,057,220

	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,070	4.500%, 1/01/45	1/25 at 100.00	1,747,431

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Massachusetts (continued)
$8,800		5.000%, 1/01/45	1/25 at 100.00	$8,062,048

4,100		Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S-1, 4.000%, 7/01/36	1/28 at 100.00	3,804,132

		Massachusetts Development Finance Agency, Revenue Bonds, Western New England University, Series 2015:
1,380		5.000%, 9/01/40	9/25 at 100.00	1,241,266
1,545		5.000%, 9/01/45	9/25 at 100.00	1,328,706

3,000		Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 - AMBAC Insured	No Opt. Call	3,370,430

5,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2022C, 5.250%, 10/01/52	10/32 at 100.00	5,139,722

14,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2023A, 5.000%, 5/01/48	5/33 at 100.00	14,211,561

12,000		Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2022B, 5.000%, 6/01/52	6/32 at 100.00	12,091,645

		Total Massachusetts		64,466,667

		Michigan - 12.2% (7.1% of Total Investments)

315		Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019, 5.000%, 11/01/34	11/27 at 102.00	297,657

4,445		Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/47	5/27 at 100.00	4,376,211

1,135		Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	1,139,114

1,220		Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	1,164,282

1,000		Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	12/23 at 100.00	716,030

2,000		County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016, 5.000%, 2/15/47	2/27 at 100.00	1,657,681

4,400		Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 - AGM Insured	7/24 at 100.00	4,099,292

2,755		Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - NPFG Insured	No Opt. Call	2,809,170

15		Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series 2004A, 5.000%, 7/01/34 - AGM Insured	12/23 at 100.00	15,016

1,700		Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series 2018, 5.000%, 4/01/43 - AGM Insured	4/28 at 100.00	1,670,765

		Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100		5.000%, 3/01/33 - BAM Insured	3/27 at 100.00	1,124,842
2,270		5.000%, 3/01/36 - BAM Insured	3/27 at 100.00	2,316,624

		Eastern Michigan University, General Revenue Bonds, Series 2018A:
10,710		4.000%, 3/01/44 - AGM Insured	3/28 at 100.00	8,894,229
455	(c)	4.000%, 3/01/44, (Pre-refunded 3/01/28) - AGM Insured	3/28 at 100.00	460,554

500		Ferris State University, Michigan, General Revenue Bonds, Series 2020A, 4.000%, 10/01/39	10/29 at 100.00	419,744

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)
		Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
$8,260		0.000%, 12/01/23	No Opt. Call	$8,233,265
8,575		0.000%, 12/01/24	No Opt. Call	8,212,888
8,900		0.000%, 12/01/25	No Opt. Call	8,186,364
3,000		0.000%, 12/01/26	No Opt. Call	2,653,328
100		0.000%, 12/01/27	No Opt. Call	85,078
4,305		0.000%, 12/01/29	No Opt. Call	3,380,486

1,000		Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016, 5.000%, 5/01/38 - AGM Insured	5/26 at 100.00	1,012,545

		Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019:
1,250		5.000%, 11/01/42 - AGM Insured	5/29 at 100.00	1,230,047
1,850		5.000%, 11/01/43 - AGM Insured	5/29 at 100.00	1,815,118

		Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,000	(c)	5.000%, 1/01/32, (Pre-refunded 1/01/24)	1/24 at 100.00	1,001,655
1,000	(c)	5.000%, 1/01/33, (Pre-refunded 1/01/24)	1/24 at 100.00	1,001,655
1,000	(c)	5.000%, 1/01/34, (Pre-refunded 1/01/24)	1/24 at 100.00	1,001,655
1,855	(c)	5.000%, 1/01/44, (Pre-refunded 1/01/24)	1/24 at 100.00	1,858,071

		Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018:
2,500		5.000%, 1/01/43	1/28 at 100.00	2,498,060
6,055		5.000%, 1/01/48	1/28 at 100.00	6,045,899

4,295		Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2020, 5.000%, 1/01/45	1/30 at 100.00	4,357,398

		Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson Healthcare, Series 2019A:
1,720		5.000%, 7/01/36	7/28 at 100.00	1,752,696
1,995		5.000%, 7/01/39	7/28 at 100.00	1,989,608

500		Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	504,227

1,005		Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding Second Lien Series 2016C, 5.000%, 7/01/32	7/26 at 100.00	1,023,673

		Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien Series 2016C:
6,245		5.000%, 7/01/32	7/26 at 100.00	6,321,788
10,000		5.000%, 7/01/35	7/26 at 100.00	10,095,897

27,955		Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	27,203,265

6,910		Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/47	5/30 at 100.00	5,794,103

1,265		Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017, 5.000%, 5/01/30	5/27 at 100.00	1,312,687

		Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2016:
1,000		5.000%, 6/01/31	6/26 at 100.00	1,026,420
1,445		5.000%, 6/01/34	6/26 at 100.00	1,476,763

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)
		Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2017A:
$1,570		5.000%, 6/01/36	6/27 at 100.00	$1,633,259
1,650		5.000%, 6/01/37	6/27 at 100.00	1,707,133

1,025		Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/34	1/25 at 100.00	1,031,516

3,440		Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	3,462,907

2,375		Kentwood Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2023-II, 5.000%, 5/01/49 - AGM Insured	5/33 at 100.00	2,385,798

		Lake Superior State University Board of Trustees, Michigan, General Revenue Bonds, Series 2018:
2,395		5.000%, 1/15/38 - AGM Insured	1/28 at 100.00	2,423,881
4,000		5.000%, 1/15/43 - AGM Insured	1/28 at 100.00	4,003,218

10,900		Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A, 5.000%, 7/01/44	7/29 at 100.00	10,968,272

13,000		Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2021A, 5.000%, 7/01/51	7/31 at 100.00	12,819,830

1,325		Lansing School District, Ingham County, Michigan, General Obligation Bonds, School Building and Site Series 2019II, 5.000%, 5/01/40	5/29 at 100.00	1,359,838

		Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2016I:
2,085		5.000%, 5/01/38	5/26 at 100.00	2,094,532
2,200		5.000%, 5/01/41	5/26 at 100.00	2,209,544

2,200		Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	1,976,264

500		Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/33	7/26 at 100.00	504,268

1,500		Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	1,511,720

		Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne, Second Lien Refunding Series 2020:
17,500		4.000%, 11/01/50	11/30 at 100.00	14,217,521
10,005		4.000%, 11/01/55	11/30 at 100.00	7,923,297

3,500		Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Kalamazoo College Project, Refunding Series 2018, 5.000%, 12/01/43	12/28 at 100.00	3,335,555

1,780	(c)	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32, (Pre-refunded 8/01/24)	8/24 at 100.00	1,793,013

4,850	(c)	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39, (Pre- refunded 6/01/24)	6/24 at 100.00	4,876,043

		Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015:
3,330	(c)	5.000%, 11/15/45, (Pre-refunded 5/15/25)	5/25 at 100.00	3,380,828
2,730	(c)	5.000%, 11/15/45, (Pre-refunded 5/15/25)	5/25 at 100.00	2,771,669

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)
		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
$895		5.000%, 10/01/24	12/23 at 100.00	$895,629
2,000		5.000%, 10/01/25	10/24 at 100.00	2,015,827
11,025		5.000%, 10/01/39	10/24 at 100.00	10,773,942

		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665		5.000%, 7/01/34	7/25 at 100.00	4,699,347
1,070		5.000%, 7/01/35	7/25 at 100.00	1,078,902

		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500		5.000%, 7/01/35 - AGM Insured	7/24 at 100.00	1,506,572
1,625		5.000%, 7/01/37 - AGM Insured	7/24 at 100.00	1,629,160

		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI:
5,340		5.000%, 12/01/45	6/26 at 100.00	5,201,942
175	(c)	5.000%, 12/01/45, (Pre-refunded 6/01/26)	6/26 at 100.00	180,299

9,000		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI-2, 4.000%, 3/01/51	3/32 at 100.00	7,244,056

12,520		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 4.000%, 12/01/36	12/27 at 100.00	11,516,911

1,900		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017MI, 5.000%, 12/01/30	6/27 at 100.00	1,948,601

2,000		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019A-MI, 4.000%, 12/01/49	12/29 at 100.00	1,634,562

11,730		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40	12/30 at 100.00	11,534,883

10,330		Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47	11/26 at 100.00	8,508,262

200		Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/23 at 100.00	192,330

		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
14,915		5.000%, 4/15/31	10/25 at 100.00	15,157,725
2,085	(c)	5.000%, 4/15/31, (Pre-refunded 10/15/25)	10/25 at 100.00	2,127,421
5,615		5.000%, 4/15/38	10/25 at 100.00	5,611,161

960	(c)	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health System, Series 1998A, 5.000%, 5/15/28 - AMBAC Insured, (ETM)	12/23 at 100.00	1,031,131

8,300		Michigan State University, General Revenue Bonds, Refunding Series 2019C, 4.000%, 2/15/44	8/29 at 100.00	7,030,078

3,000		Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	3,010,373

1,950		Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	1,966,110

4,790		Mona Shores Public Schools, Muskegon County, Michigan, General Obligation Bonds, School Building & Site Series 2019I, 5.000%, 5/01/48	5/29 at 100.00	4,801,807

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Michigan (continued)
$2,945		Muskegon Community College District, Michigan, General Obligation Bonds, Community Facility Series 2013I, 5.000%, 5/01/38	5/24 at 100.00	$2,950,789

		Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1, Refunding Series 2015:
1,350		5.000%, 11/01/33	11/25 at 100.00	1,370,615
1,730		5.000%, 11/01/36	11/25 at 100.00	1,752,777

		Northern Michigan University, General Revenue Bonds, Series 2018A:
400		5.000%, 12/01/33	6/28 at 100.00	415,963
650		5.000%, 12/01/35	6/28 at 100.00	674,232

1,200		Novi Community School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2022-II, 4.000%, 5/01/47	5/32 at 100.00	1,004,613

3,805		Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2023II, 5.000%, 5/01/44	5/33 at 100.00	3,813,552

5,380	(c)	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39, (Pre-refunded 3/01/24)	3/24 at 100.00	5,394,086

1,510		Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax Series 2018, 5.000%, 4/01/43	4/28 at 100.00	1,546,497

810		Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	818,712

1,435		South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 - BAM Insured	5/24 at 100.00	1,440,552

4,000	(c)	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44, (Pre-refunded 4/01/24)	4/24 at 100.00	4,020,146

		University of Michigan, Michigan, General Revenue Bonds, Series 2017A:
1,065	(c)	5.000%, 4/01/36, (Pre-refunded 4/01/27)	4/27 at 100.00	1,114,448
2,000	(c)	5.000%, 4/01/42, (Pre-refunded 4/01/27)	4/27 at 100.00	2,092,860
7,200	(c)	5.000%, 4/01/47, (Pre-refunded 4/01/27), (UB)	4/27 at 100.00	7,534,296
5,000	(c)	5.000%, 4/01/47, (Pre-refunded 4/01/27)	4/27 at 100.00	5,232,150

1,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Senior Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	986,355

4,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/42 - AGM Insured	12/23 at 100.00	4,003,235

2,200		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	2,160,756

5,000		Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/43	11/28 at 100.00	4,929,379

2,590		West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2017, 5.000%, 5/01/36 - AGM Insured	5/27 at 100.00	2,692,857

		Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500		5.000%, 11/15/40	5/25 at 100.00	1,492,234
850		5.000%, 11/15/45	5/25 at 100.00	832,551

3,335		Western Michigan University, General Revenue Bonds, Refunding Series 2019A, 5.000%, 11/15/44	11/29 at 100.00	3,253,912

350		Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 - NPFG Insured	No Opt. Call	355,424

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Michigan (continued)
$ 2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 - BAM Insured	10/25 at 100.00	$2,728,621

	Total Michigan		406,534,399

	Minnesota - 5.2% (3.1% of Total Investments)

285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/36	8/26 at 100.00	231,377

3,565	Brooklyn Center, Minnesota, Charter School Lease Revenue Bonds, Tesfa International dba Twin Lakes STEM Academy Project, Series 2021A, 5.250%, 6/15/56	6/29 at 100.00	2,344,113

730	Brooklyn Center, Minnesota, Charter School Lease Revenue Bonds, Tesfa International dba Twin Lakes STEM Academy Project, Taxable Series 2021B, 6.000%, 6/15/31	6/29 at 100.00	639,914

3,000	Carlton County, Minnesota, General Obligation Bonds, Minnesota State Credit Enhancement Program Series 2022A, 4.000%, 2/01/47	2/32 at 100.00	2,539,901

350	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley Care Center Project, Refunding Series 2019, 4.000%, 9/01/39	9/26 at 102.00	243,375

1,000	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A, 5.000%, 7/01/36	7/24 at 102.00	876,116

4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/41	10/24 at 102.00	3,268,180

	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,105	3.500%, 8/01/25, 144A	12/23 at 100.00	1,071,979
1,000	5.000%, 8/01/46, 144A	12/23 at 100.00	846,015

590	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.250%, 7/01/37	7/25 at 100.00	544,937

	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
2,000	4.250%, 2/15/43	2/28 at 100.00	1,741,272
1,300	5.000%, 2/15/43	2/28 at 100.00	1,226,770
4,050	5.000%, 2/15/48	2/28 at 100.00	3,688,020
6,650	5.000%, 2/15/53	2/28 at 100.00	5,987,668
3,000	5.250%, 2/15/53	2/28 at 100.00	2,889,966
7,240	5.250%, 2/15/58	2/28 at 100.00	6,938,463

3,600	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Saint Luke’s Hospital of Duluth Obligated Group, Series 2022B, 5.250%, 6/15/47	6/32 at 100.00	3,235,194

	GFW Independent School District No. 2365, Sibley, Renville, McLeod and Nicollet Counties, Minnesota, General Obligation School Building Bonds, Series 2023A:
1,725	5.000%, 2/01/43	2/31 at 100.00	1,768,070
1,125	4.125%, 2/01/52	2/31 at 100.00	968,881

535	Independence, Minnesota, Charter School Lease Revenue Bonds, Paladin Career & Technical High School Project, Series 2021A, 4.000%, 6/01/41	6/29 at 102.00	378,348

9,840	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41	2/27 at 100.00	8,847,208

2,800	Itasca County Independent School District 318, Minnesota, General Obligation Bonds, Series 2018A, 4.000%, 2/01/37	2/27 at 100.00	2,732,773

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Minnesota (continued)
$ 1,000	Maple River Independent School District 2135, Minnesota, General Obligation Bonds, School Building Series 2020A, 4.000%, 2/01/50	2/30 at 100.00	$831,873

405	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A, 5.500%, 6/01/57	6/32 at 100.00	348,964

2,250	Minneapolis, Minnesota, Health Care System Revenue Bonds, Allina Health System, Series 2021, 4.000%, 11/15/40	11/31 at 100.00	1,971,504

2,530	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A, 4.000%, 11/15/48	11/28 at 100.00	1,918,752

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019A:
1,000	5.000%, 1/01/33	7/29 at 100.00	1,033,700
2,245	5.000%, 1/01/44	7/29 at 100.00	2,216,769
3,500	5.000%, 1/01/49	7/29 at 100.00	3,416,800

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
1,630	5.000%, 1/01/37	1/27 at 100.00	1,652,055
7,000	5.000%, 1/01/46	1/27 at 100.00	6,905,952

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2022A:
2,000	4.125%, 1/01/47	1/32 at 100.00	1,706,004
2,000	4.250%, 1/01/52	1/32 at 100.00	1,692,042
11,885	5.000%, 1/01/52	1/32 at 100.00	11,518,722

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2022B:
1,000	4.125%, 10/01/42	10/30 at 100.00	842,306
610	4.125%, 10/01/42	10/30 at 100.00	513,806
2,140	5.000%, 10/01/47	10/30 at 100.00	2,046,657

1,000	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2020D, 4.000%, 8/01/42	8/30 at 100.00	860,136

280	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2021A, 3.000%, 8/01/37	8/31 at 100.00	230,227

650	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2021B, 3.000%, 8/01/35	8/31 at 100.00	545,100

3,165	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2021C, 4.000%, 8/01/43	8/31 at 100.00	2,692,570

3,805	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2022C, 5.000%, 8/01/41	8/32 at 100.00	3,866,377

2,000	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/42	12/26 at 100.00	2,006,678

10,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2022, 5.000%, 11/15/57	11/32 at 100.00	10,158,669

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019:
10,325	5.000%, 5/01/48	5/29 at 100.00	10,036,285
6,000	4.000%, 5/01/49	5/29 at 100.00	4,901,758

4,825	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2023, 5.500%, 3/01/53, 144A	3/33 at 100.00	4,079,991

2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/55	9/30 at 100.00	1,585,690

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Minnesota (continued)
		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A:
$ 2,000		5.750%, 9/01/46	9/26 at 100.00	$1,851,644
3,850		6.000%, 9/01/51	9/26 at 100.00	3,612,746

530		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hope Community Academy Project, Series 2020A, 3.875%, 12/01/30	12/28 at 102.00	458,839

4,170		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	2,958,173

		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
1,000		5.000%, 7/01/29	7/25 at 100.00	1,004,685
3,420		5.000%, 7/01/33	7/25 at 100.00	3,427,858

		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
595		4.000%, 11/15/35	11/27 at 100.00	522,949
1,470		4.000%, 11/15/43	11/27 at 100.00	1,174,920
3,315		5.000%, 11/15/47	11/27 at 100.00	3,083,148

800		Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2023-3, 4.750%, 10/01/43	10/33 at 100.00	711,088

		Saint Paul, Minnesota, Housing and Redevelopment Authority, Minnesota Charter School Lease Revenue Bonds, Series 2022A:
210		6.500%, 6/01/29	No Opt. Call	203,853
1,070		6.375%, 6/01/42	6/29 at 103.00	975,672
3,055		6.500%, 6/01/57	6/29 at 103.00	2,736,207

850		Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 5.000%, 9/01/42	9/27 at 100.00	691,903

4,270		St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2018, 5.000%, 12/01/43	12/26 at 102.00	3,734,649

		St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
3,595	(c)	5.000%, 11/15/40, (Pre-refunded 11/15/25)	11/25 at 100.00	3,639,666
5,315	(c)	5.000%, 11/15/44, (Pre-refunded 11/15/25)	11/25 at 100.00	5,381,037

		Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019:
300		5.000%, 8/01/32	8/24 at 102.00	297,255
150		5.000%, 8/01/33	8/24 at 102.00	147,942
250		5.000%, 8/01/35	8/24 at 102.00	242,845
600		4.000%, 8/01/39	8/24 at 102.00	498,709
2,000		5.000%, 8/01/49	8/24 at 102.00	1,763,004

3,000		Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2018A, 5.000%, 1/01/49	7/28 at 100.00	2,960,348

		Total Minnesota		174,667,067

		Mississippi - 0.1% (0.1% of Total Investments)

4,500		Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, University of Mississippi Medical Center New Facilities & Refinancing Project, Series 2017A, 4.000%, 6/01/47	6/27 at 100.00	3,778,446

		Total Mississippi		3,778,446

NEA	Nuveen AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Missouri - 5.6% (3.3% of Total Investments)

		Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
$ 2,470		4.000%, 8/01/33	8/26 at 100.00	$1,899,903
4,590		5.000%, 8/01/35	8/26 at 100.00	3,756,339

3,700		Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	3,298,275

4,000		Hazelwood School District, St. Louis County, Missouri, General Obligation Bonds, Refunding and Improvement Series 2023A, 5.000%, 3/01/42 - BAM Insured	3/32 at 100.00	4,069,045

6,940		Jackson County, Missouri, Special Obligation Bonds, Series 2023A, 5.250%, 12/01/47	12/33 at 100.00	7,072,307

		Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1:
8,150		0.000%, 4/15/27 - AMBAC Insured	No Opt. Call	7,050,819
5,000		0.000%, 4/15/31 - AMBAC Insured	No Opt. Call	3,582,477

		Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
2,475		4.000%, 1/01/38	1/28 at 100.00	2,219,617
4,470		4.000%, 1/01/42	1/28 at 100.00	3,863,266

1,475		Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2021A, 5.000%, 4/01/40	4/31 at 100.00	1,485,382

1,750		Kansas City, Missouri, Water Revenue Bonds, Series 2023A, 4.000%, 12/01/47	12/33 at 100.00	1,490,060

2,700		Maryland Heights, Missouri, Tax Increment and Special District Revenue Bonds, Westport Plaza Redevelopment Area, Series 2020, 4.125%, 11/01/38	11/29 at 100.00	2,356,775

		Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2019B:
2,695		5.000%, 5/01/44	5/29 at 100.00	2,757,193

2,160		Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence Annual Appropriation Electric System, Refunding Series 2022, 5.000%, 6/01/34 - AGM Insured	6/32 at 100.00	2,303,734

3,000		Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	2,611,297

1,350		Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/35	5/26 at 100.00	1,360,821

1,400		Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/42	6/27 at 100.00	1,384,021

1,830		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2021A, 4.000%, 7/01/40	7/31 at 100.00	1,623,730

1,500		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50, (Mandatory Put 1/01/46)	7/26 at 100.00	1,250,499

14,000	(g)	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58, (Mandatory Put 1/01/48), (UB)	1/28 at 100.00	11,549,639

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Missouri (continued)
		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Fixed Series 2019A:
$4,165		4.000%, 11/15/44	5/29 at 100.00	$3,501,189
4,220		4.000%, 11/15/49	5/29 at 100.00	3,434,558

17,300		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	12/23 at 100.00	16,242,930

5,110		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/39	11/25 at 100.00	4,860,879

1,400		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 5.000%, 11/15/45	11/24 at 100.00	1,363,987

		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
1,050		4.000%, 11/15/36	11/27 at 100.00	969,575
2,980		4.000%, 11/15/37	11/27 at 100.00	2,700,496
2,620		5.000%, 11/15/42	11/27 at 100.00	2,561,983
2,500		5.000%, 11/15/47	11/27 at 100.00	2,412,579

28,565		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 4.000%, 6/01/53	6/30 at 100.00	22,631,281

		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A:
1,500		4.000%, 2/15/44	2/29 at 100.00	1,207,719
2,000		4.000%, 2/15/49	2/29 at 100.00	1,589,103
9,425		4.000%, 2/15/54	2/29 at 100.00	7,326,313

3,000	(c)	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 4.000%, 6/01/33, (Pre- refunded 6/01/24)	6/24 at 100.00	2,999,939

3,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2022A, 4.000%, 6/01/52	6/32 at 100.00	2,346,367

10,000		Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy Hospital, Series 2017A, 4.000%, 5/15/42	5/25 at 102.00	8,489,794

		Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
1,540		5.000%, 2/01/35	2/24 at 100.00	1,467,228
2,000		5.000%, 2/01/44	2/24 at 100.00	1,756,545

1,150		Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A, 5.000%, 2/01/46	2/26 at 100.00	995,734

700		Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/34	2/26 at 100.00	672,800

1,950		Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2019A, 5.000%, 2/01/42	2/24 at 104.00	1,747,285

		Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2019C:
1,500		5.000%, 2/01/42	2/29 at 102.00	1,344,065
1,000		4.000%, 2/01/48	2/29 at 100.00	729,810

7,085		Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Pairie State Power Project, Refunding Series 2016A, 5.000%, 12/01/34	6/26 at 100.00	7,177,758

5,000		Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2022, 5.000%, 3/01/41	3/31 at 100.00	5,118,388

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Missouri (continued)
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016C:
$1,675	4.000%, 12/01/31	12/25 at 100.00	$1,661,195
2,535	5.000%, 12/01/32	12/25 at 100.00	2,573,331

3,500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/41	11/25 at 100.00	3,100,823

220	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	12/23 at 100.00	209,474

7,250	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53	9/25 at 103.00	5,792,475

2,300	Taney County Industrial Development Authority, Missouri, Sales Tax Revenue Improvement Bonds, Big Cedar Infrastructure Project Series 2023, 6.000%, 10/01/49, 144A	10/30 at 100.00	2,074,508

605	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29	11/26 at 100.00	509,292

	Total Missouri		188,554,602

	Montana - 0.5% (0.3% of Total Investments)

2,975	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/47	5/25 at 102.00	2,216,563

4,965	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	4,291,724

3,310	Montana Facility Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	3,035,638

1,825	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	1,750,998

6,130	Montana State Board of Regents of Higher Education, General Revenue Bonds, Series 2022, 5.250%, 11/15/52 - AGM Insured	11/32 at 100.00	6,235,784

	Total Montana		17,530,707

	Nebraska - 1.0% (0.6% of Total Investments)

14,165	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/42	No Opt. Call	13,320,042

3,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/47	5/27 at 100.00	2,875,357

3,500	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	3,384,075

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
2,150	5.000%, 7/01/29	7/27 at 100.00	2,124,166
2,000	5.000%, 7/01/30	7/27 at 100.00	1,971,103

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
1,000	5.000%, 7/01/32	7/25 at 100.00	1,001,210
820	5.000%, 7/01/33	7/25 at 100.00	820,501
2,000	5.000%, 7/01/34	7/25 at 100.00	1,994,839

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Nebraska (continued)
$5,110		Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 4/01/38	10/26 at 100.00	$5,221,567

		Total Nebraska		32,712,860

		Nevada - 2.7% (1.6% of Total Investments)

6,480		Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A, 5.000%, 9/01/47	9/27 at 100.00	5,851,464

7,525		Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	7,525,233

365		Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A	12/25 at 100.00	327,020

		Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
2,260		4.000%, 9/01/26	No Opt. Call	2,198,880
1,505		4.000%, 9/01/27	9/26 at 100.00	1,445,606
2,615		4.000%, 9/01/29	9/26 at 100.00	2,445,902
2,870		4.000%, 9/01/30	9/26 at 100.00	2,651,134

18,000		Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	18,083,768

		Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000		5.000%, 6/01/32	12/24 at 100.00	5,052,954
26,590		5.000%, 6/01/39	12/24 at 100.00	26,706,621
11,915	(g)	5.000%, 6/01/39, (UB)	12/24 at 100.00	11,967,258

		Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond Trust 2015-XF0233:
2,500	(g)	6.281%, 6/01/39, 144A, (IF)	12/24 at 100.00	2,543,859
1,250	(g)	6.281%, 6/01/39, 144A, (IF)	12/24 at 100.00	1,271,930
1,250	(g)	6.281%, 6/01/39, 144A, (IF)	12/24 at 100.00	1,271,929

		Total Nevada		89,343,558

		New Hampshire - 0.2% (0.1% of Total Investments)

1,500		New Hampshire Health and Education Facilities Authority, Revenue Bonds, Concord Hospital, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	1,381,252

		New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,115		5.000%, 8/01/36	2/28 at 100.00	1,122,695
2,935		5.000%, 8/01/37	2/28 at 100.00	2,938,021

		Total New Hampshire		5,441,968

		New Jersey - 7.7% (4.5% of Total Investments)

10,600		New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	10,788,321

6,000		New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Montclair Properties LLC, Montclair State University Student Housing Project, Refunding Series 2017, 5.000%, 6/01/42 - AGM Insured	6/27 at 100.00	5,849,183

20,890	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/30, (Pre- refunded 12/15/26)	12/26 at 100.00	21,945,668

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Jersey (continued)
		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2014UU:
$5,515	(c)	5.000%, 6/15/30, (Pre-refunded 6/15/24)	6/24 at 100.00	$5,551,572
4,065		5.000%, 6/15/40	6/24 at 100.00	4,084,517
935	(c)	5.000%, 6/15/40, (Pre-refunded 6/15/24)	6/24 at 100.00	941,200

		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2018EEE:
2,515		5.000%, 6/15/43	12/28 at 100.00	2,503,537
370	(c)	5.000%, 6/15/43, (Pre-refunded 12/15/28)	12/28 at 100.00	394,523

2,415		New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ, 4.000%, 6/15/50	12/30 at 100.00	1,986,684

2,500		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	2,540,730

720		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	12/23 at 100.00	720,067

19,385		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	19,178,928

12,775		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	10,697,227

		New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
3,050		5.000%, 6/15/28	6/26 at 100.00	3,102,351
7,795		5.000%, 6/15/29	6/26 at 100.00	7,932,738

5,450		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB, 4.000%, 6/15/46	12/31 at 100.00	4,647,224

4,390		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022CC, 5.500%, 6/15/50	12/32 at 100.00	4,505,852

4,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2023AA, 5.000%, 6/15/40	6/33 at 100.00	4,035,342

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
5,000		0.000%, 12/15/26	No Opt. Call	4,378,120
16,495		0.000%, 12/15/33	No Opt. Call	10,210,636

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
1,815		0.000%, 12/15/26	No Opt. Call	1,594,119
10,000		0.000%, 12/15/30 - FGIC Insured	No Opt. Call	7,253,656
38,000		0.000%, 12/15/33 - AGM Insured	No Opt. Call	24,039,826
45,000		0.000%, 12/15/35 - AMBAC Insured	No Opt. Call	24,993,014
10,000		0.000%, 12/15/36 - AMBAC Insured	No Opt. Call	5,192,730

5,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	5,005,798

5,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 5.000%, 12/15/32	12/29 at 100.00	5,205,770

5,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 4.000%, 6/15/44	12/28 at 100.00	4,282,366

10,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA, 4.000%, 6/15/50	12/30 at 100.00	8,314,125

14,000		New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D- 1, 5.250%, 1/01/26 - AGM Insured	No Opt. Call	14,396,157

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New Jersey (continued)

$1,160		New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	$1,137,001

1,500		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/33	1/28 at 100.00	1,478,604

5,500	(g)	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022B, 5.000%, 1/01/46, (UB)	1/33 at 100.00	5,543,194

3,000		Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 - NPFG Insured	No Opt. Call	2,779,794

5,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2022A, 5.250%, 11/01/52	11/32 at 100.00	4,813,284

		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
10,355		5.000%, 6/01/46	6/28 at 100.00	9,715,089
4,710		5.250%, 6/01/46	6/28 at 100.00	4,630,288

2,440		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	2,265,367

		Total New Jersey		258,634,602

		New Mexico - 0.2% (0.1% of Total Investments)

3,955		New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019A, 4.000%, 8/01/48	8/29 at 100.00	3,163,863

2,500		University of New Mexico, Revenue Bonds, System Improvement Series 2023, 5.500%, 6/01/53 - AGM Insured	6/33 at 100.00	2,611,270

		Total New Mexico		5,775,133

		New York - 10.5% (6.2% of Total Investments)

7,000		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	1,960,953

		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A:
11,930		5.000%, 7/01/50	7/25 at 100.00	11,077,303
900	(c)	5.000%, 7/01/50, (Pre-refunded 7/01/25)	7/25 at 100.00	917,040

1,000		Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/33, 144A	6/27 at 100.00	914,184

		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C:
14,070		5.000%, 2/15/36	2/25 at 100.00	14,005,731
5	(c)	5.000%, 2/15/36, (Pre-refunded 2/15/25)	2/25 at 100.00	5,080

		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2022A:
10,000		4.000%, 3/15/39	3/32 at 100.00	9,004,556
19,335		5.000%, 3/15/46	3/32 at 100.00	19,489,923
4,115		4.000%, 3/15/49	3/32 at 100.00	3,514,993

14,800		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A. Bidding Group 1,2,3,4, 4.000%, 3/15/48	3/29 at 100.00	12,665,667

37,175		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/47	2/30 at 100.00	31,972,058

10,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018E Group 2, 5.000%, 3/15/40	9/28 at 100.00	10,136,018

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)
$1,645	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2022A, 5.250%, 12/01/52	12/32 at 100.00	$1,558,370

10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	10,491,438

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 - AGM Insured	9/24 at 100.00	943,988
780	5.000%, 9/01/44	9/24 at 100.00	771,608

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018, 5.000%, 9/01/37	9/28 at 100.00	5,129,540

5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	4,386,649

5,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1, 4.000%, 6/15/50	6/30 at 100.00	4,643,612

5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/40	8/28 at 100.00	5,043,097

7,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/46	11/30 at 100.00	5,998,572

9,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries E-1, 4.000%, 2/01/42	2/31 at 100.00	8,419,464

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2022 Subseries F-1:
13,000	5.000%, 2/01/47	2/32 at 100.00	13,045,825
1,500	5.000%, 2/01/51	2/32 at 100.00	1,491,484

2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	2,070,385

10,370	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/42	8/29 at 100.00	9,082,881

3,500	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/50	3/30 at 100.00	2,929,779

12,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 4.000%, 3/01/47	3/31 at 100.00	10,208,164

12,000	New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 5.000%, 8/01/47	8/31 at 100.00	11,972,114

3,665	New York City, New York, General Obligation Bonds, Fiscal 2024 Series A, 5.000%, 8/01/51	8/33 at 100.00	3,638,600

10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	12/23 at 100.00	10,015

5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	12/23 at 100.00	5,009

23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	21,423,955

1,590	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series 1WTC-2021, 4.000%, 2/15/43 - BAM Insured	2/30 at 100.00	1,349,087

10,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.250%, 1/01/56	1/26 at 100.00	9,889,816

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)
$5,900		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A, 4.000%, 3/15/50	9/32 at 100.00	$5,032,107

4,000		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Transportation Series 2021A-1, 4.000%, 3/15/44	3/31 at 100.00	3,484,491

		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2022A:
25,035		5.000%, 3/15/45	9/32 at 100.00	25,201,731
5,500		5.000%, 3/15/46	9/32 at 100.00	5,514,768

7,500		New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series 2019A, 5.000%, 3/15/40	9/29 at 100.00	7,662,797

3,925	(c)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38, (Pre- refunded 12/14/23)	12/23 at 100.00	3,929,622

5,000		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	4,945,096

		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
10,725		0.000%, 11/15/31	No Opt. Call	7,419,619
1,105		0.000%, 11/15/32	No Opt. Call	726,816

1,300		Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A, 5.000%, 11/15/54	11/30 at 100.00	1,285,535

		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2022 A:
3,265		5.000%, 5/15/44	5/32 at 100.00	3,298,835
9,695		5.000%, 5/15/57	5/32 at 100.00	9,507,109

		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2022A:
6,500		5.000%, 5/15/47	11/32 at 100.00	6,548,619
12,000		5.250%, 5/15/52	11/32 at 100.00	12,286,391

5,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	4,285,819

		Total New York		351,296,313

		North Carolina - 4.0% (2.3% of Total Investments)

		Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
1,085	(c)	5.000%, 6/01/33, (Pre-refunded 6/01/24)	6/24 at 100.00	1,091,757
1,600	(c)	5.000%, 6/01/34, (Pre-refunded 6/01/24)	6/24 at 100.00	1,609,965

		Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000		5.000%, 6/01/30	6/24 at 100.00	1,003,035
730		5.000%, 6/01/31	6/24 at 100.00	731,814

		Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2017A:
1,365	(g)	5.000%, 7/01/42, (UB)	7/27 at 100.00	1,371,141
5,390	(g)	5.000%, 7/01/47, (UB)	7/27 at 100.00	5,393,867

5,000		Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2023A, 5.000%, 7/01/48	7/33 at 100.00	5,045,468

2,045		Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	2,048,163

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		North Carolina (continued)
$2,325		Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/40	7/25 at 100.00	$2,335,777

4,000		Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, Doing Business as Atrium Health, Refunding Series 2018A, 5.000%, 1/15/36	1/29 at 100.00	4,103,145

4,750		Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A, 4.000%, 6/01/47	6/27 at 100.00	4,096,922

2,000	(c)	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series 2018A, 5.000%, 4/01/42, (Pre-refunded 4/01/28)	4/28 at 100.00	2,122,616

500		Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	507,106

84		Hillsborough, North Carolina, Special Assessement Revenue Bonds, Series 2013, 7.750%, 2/01/24	12/23 at 100.00	83,833

6,140	(c)	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2017, 5.000%, 10/01/47, (Pre-refunded 10/01/27)	10/27 at 100.00	6,426,251

1,800		North Carolina Agricultural & Technical State University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/40	10/25 at 100.00	1,812,838

3,900		North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 7/01/42	10/26 at 100.00	3,916,013

9,485	(c),(g)	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55, (Pre-refunded 10/01/25), (UB)	10/25 at 100.00	9,700,529

1,605	(c),(g)	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55, (Pre-refunded 10/01/25)	10/25 at 100.00	1,641,471

5,000		North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2016, 4.000%, 1/01/37	7/26 at 100.00	4,668,178

2,500		North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	2,503,523

		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
700		5.000%, 10/01/31	10/24 at 102.00	665,673
2,720		5.000%, 10/01/37	10/24 at 102.00	2,404,590

3,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	12/23 at 100.00	2,896,546

500		North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2019A, 5.000%, 1/01/39	1/27 at 103.00	427,020

		North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
1,545		5.000%, 1/01/28	1/26 at 100.00	1,569,999
1,500		5.000%, 1/01/32	1/26 at 100.00	1,517,735

		North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C:
835		0.000%, 7/01/28	7/26 at 91.99	661,711
800		0.000%, 7/01/30	7/26 at 83.69	572,354
850		0.000%, 7/01/31	7/26 at 79.58	577,170
2,400		0.000%, 7/01/33	7/26 at 71.99	1,471,443
3,160		0.000%, 7/01/36	7/26 at 61.63	1,616,932
3,100		0.000%, 7/01/37	7/26 at 58.52	1,476,236
1,900		0.000%, 7/01/40	7/26 at 50.36	733,608

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		North Carolina (continued)
$400		North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/47	7/26 at 100.00	$379,439

2,200		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/39 - AGM Insured	1/27 at 100.00	2,206,390

1,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018, 5.000%, 1/01/40	1/29 at 100.00	987,594

		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2009B:
150		0.000%, 1/01/31 - AGC Insured	No Opt. Call	108,357
4,375		0.000%, 1/01/33 - AGC Insured	No Opt. Call	2,850,097
2,300		0.000%, 1/01/34 - AGC Insured	No Opt. Call	1,423,286
2,380		0.000%, 1/01/35 - AGC Insured	No Opt. Call	1,393,847
7,575		0.000%, 1/01/37 - AGC Insured	No Opt. Call	3,906,659
1,470		0.000%, 1/01/38 - AGC Insured	No Opt. Call	701,884

10,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019, 5.000%, 1/01/49	1/30 at 100.00	9,572,387

3,040		Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/33	6/25 at 100.00	3,070,864

5,000		Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/46	3/27 at 100.00	4,344,451

		Sampson County, North Carolina, Limited Obligaiton Bonds, Refunding Series 2017:
1,250		4.000%, 9/01/35	9/27 at 100.00	1,178,440
1,265		4.000%, 9/01/36	9/27 at 100.00	1,169,137
1,000		4.000%, 9/01/37	9/27 at 100.00	904,529

800	(c)	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45, (Pre-refunded 4/01/25)	4/25 at 100.00	813,438

		University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	(c)	5.000%, 4/01/32, (Pre-refunded 4/01/24)	4/24 at 100.00	2,079,915
1,175	(c)	5.000%, 4/01/33, (Pre-refunded 4/01/24)	4/24 at 100.00	1,180,628
1,385	(c)	5.000%, 4/01/35, (Pre-refunded 4/01/24)	4/24 at 100.00	1,391,634

4,735		University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%, 10/01/42	10/27 at 100.00	4,785,796

		University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,000		5.000%, 4/01/32	4/24 at 100.00	1,002,943
3,065		5.000%, 4/01/39	4/24 at 100.00	3,074,020

4,765		University of North Carolina, Greensboro, General Revenue Bonds, Series 2018, 5.000%, 4/01/43	4/28 at 100.00	4,840,035

1,250		Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	1,253,919

		Total North Carolina		133,424,118

		North Dakota - 0.9% (0.5% of Total Investments)

		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A:
1,000		5.000%, 12/01/37	12/27 at 100.00	931,240
8,525		5.000%, 12/01/42	12/27 at 100.00	7,637,111
7,070		4.000%, 12/01/47	12/27 at 100.00	5,305,308

1,800		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021, 4.000%, 12/01/51	12/31 at 100.00	1,318,262

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		North Dakota (continued)

$645		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2023A, 5.000%, 12/01/53 - AGM Insured	12/33 at 100.00	$614,039

900		Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	761,749

500		Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A, 5.125%, 12/01/24	No Opt. Call	496,232

2,700		University of North Dakota, Certificates of Participation, Housing Infrastructure Project, Series 2021A, 4.000%, 6/01/51 - AGM Insured	6/30 at 100.00	2,137,154

		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
11,065		5.000%, 6/01/43	6/28 at 100.00	8,320,170
2,610		5.000%, 6/01/48	6/28 at 100.00	1,855,212

1,420	(d)	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	12/23 at 100.00	994,000

		Total North Dakota		30,370,477

		Ohio - 5.1% (3.0% of Total Investments)

		Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016:
3,020		5.250%, 11/15/41	11/26 at 100.00	2,885,355
8,255		5.250%, 11/15/46	11/26 at 100.00	7,591,988

10,940		Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Refunding & Improvement Series 2015A, 5.000%, 11/01/43	11/24 at 100.00	10,747,079

8,655		Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 4.000%, 8/01/38	2/28 at 100.00	7,743,384

2,750		Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/42	6/27 at 100.00	2,766,404

25,315		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	2,135,989

1,095		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	876,385

40,755		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	33,386,280

5,000		Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/43	1/29 at 100.00	4,280,499

		Cleveland-Cuyahoga County Port Authroity, Ohio, Cultural Facility Revenue Bonds, The Cleveland Museum of Natural History Project, Series 2021:
300		4.000%, 7/01/37	7/31 at 100.00	270,876
300		4.000%, 7/01/38	7/31 at 100.00	264,135
1,000		4.000%, 7/01/51	7/31 at 100.00	786,015

5,165		Cuyahoga Community College District, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2018, 4.000%, 12/01/38	6/26 at 100.00	4,644,488

5,975		Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	12/23 at 100.00	4,692,868

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Ohio (continued)

		Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project, Series 2017A:
$1,500		5.000%, 1/01/47	1/27 at 100.00	$1,251,163
1,120		5.000%, 1/01/52	1/27 at 100.00	909,011

		Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding & Improvement Series 2016:
3,425		5.000%, 1/01/46	1/26 at 100.00	2,878,733
6,000		5.000%, 1/01/51	1/26 at 100.00	4,891,105

3,000		Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated Group Project, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	2,911,240

5,000		Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/49	8/28 at 100.00	4,780,292

6,000		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 - AGM Insured	No Opt. Call	6,454,684

21,000	(c)	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 11/15/49, (Pre-refunded 11/15/24)	11/24 at 100.00	21,216,096

3,000		Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series 2018A, 5.000%, 12/01/48	6/28 at 100.00	2,932,087

3,195		Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Fixed Interest Rate Series 2020A, 5.000%, 1/15/50	1/30 at 100.00	2,934,906

7,065		Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2021A, 4.000%, 1/15/46	7/31 at 100.00	5,681,874

7,550		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 5.800%, 2/15/36	2/31 at 100.00	8,376,178

9,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission, Infrastructure Projects, Junior Lien Series 2018A, 4.000%, 2/15/46	2/28 at 100.00	7,517,813

2,400		Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Green Series 2023B, 5.000%, 12/01/43	6/33 at 100.00	2,484,518

4,250		Pickerington Local School District, Fairfield and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement, Series 2023, 5.250%, 12/01/59	12/32 at 100.00	4,332,382

4,190		Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 - AGM Insured	No Opt. Call	4,343,170

3,670		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	3,345,361

		Total Ohio		170,312,358

		Oklahoma - 0.3% (0.2% of Total Investments)

1,165		Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2019, 5.000%, 9/01/45	9/29 at 100.00	1,048,254

		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
3,135		5.500%, 8/15/52	8/28 at 100.00	2,718,173
6,340		5.500%, 8/15/57	8/28 at 100.00	5,421,946

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Oklahoma (continued)

$1,125		Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37	11/25 at 102.00	$1,060,951

		Total Oklahoma		10,249,324

		Oregon - 2.9% (1.7% of Total Investments)

		Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A:
760		5.000%, 6/15/38	6/27 at 100.00	775,387
1,000		5.000%, 6/15/39	6/27 at 100.00	1,018,235
1,725		5.000%, 6/15/40	6/27 at 100.00	1,754,148

1,185		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A, 5.375%, 11/15/55	11/25 at 102.00	984,358

1,310		Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/38	6/27 at 100.00	1,341,365

4,170		Eugene, Oregon, Electric Utility Revenue Bonds, Series 2020A, 4.000%, 8/01/45	8/30 at 100.00	3,535,455

2,250		Eugene, Oregon, Water Utility System Revenue Bonds, Series 2023, 5.000%, 8/01/52	8/33 at 100.00	2,282,899

2,820		Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	2,689,045

7,895		Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2022A, 5.000%, 6/01/52	6/32 at 100.00	7,255,666

		Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
6,275		5.000%, 10/01/35	10/26 at 100.00	6,280,460
2,120		5.000%, 10/01/46	10/26 at 100.00	1,886,405
140	(c)	5.000%, 10/01/46, (Pre-refunded 10/01/26)	10/26 at 100.00	144,281

23,400		Oregon Health and Science University, Revenue Bonds, Green Series 2021A, 4.000%, 7/01/51	1/32 at 100.00	19,135,996

4,100		Port of Portland, Oregon, Portland International Airport, Revenue Bonds, Series 2019 25A, 5.000%, 7/01/49	7/29 at 100.00	4,001,599

		Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Refunding Series 2016A:
4,000		4.000%, 5/15/41	5/26 at 100.00	3,334,380
13,220		5.000%, 5/15/46	5/26 at 100.00	12,592,955

8,005		Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 5.000%, 5/15/44	5/29 at 100.00	7,408,102

10,805		Tualatin Valley Water District, Oregon, Water Revenue Bonds, Series 2023, 5.000%, 6/01/48	6/33 at 100.00	10,944,139

10,000		University of Oregon, General Revenue Bonds, Series 2020A, 5.000%, 4/01/50	4/30 at 100.00	10,040,015

500		Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds, Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series 2019B, 5.000%, 11/01/36, 144A	5/29 at 100.00	516,462

		Total Oregon		97,921,352

		Pennsylvania - 5.7% (3.3% of Total Investments)

		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B:
1,670		4.000%, 6/01/45	12/30 at 100.00	1,408,960
2,000		4.000%, 6/01/50	12/30 at 100.00	1,631,061

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
		Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
$3,135		0.000%, 5/15/24 - AGM Insured	No Opt. Call	$3,060,257
3,155		0.000%, 5/15/26 - AGM Insured	No Opt. Call	2,814,093
4,145		0.000%, 11/15/26 - AGM Insured	No Opt. Call	3,614,805
2,800		0.000%, 5/15/28 - AGM Insured	No Opt. Call	2,284,701
3,000		0.000%, 11/15/28 - AGM Insured	No Opt. Call	2,392,965

1,200		Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/42	11/27 at 100.00	1,113,022

895		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/34	6/28 at 100.00	914,532

		Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
3,595		5.000%, 7/01/42	7/27 at 100.00	3,626,971
5,000		5.000%, 7/01/47	7/27 at 100.00	4,987,234

395		Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 - AMBAC Insured	No Opt. Call	416,745

5,000		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2021, 5.000%, 11/01/51	11/29 at 100.00	4,721,171

4,915		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement Community, Series 2017A, 5.000%, 12/01/47	6/27 at 100.00	3,567,440

		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
4,480		0.000%, 12/01/31	No Opt. Call	3,039,715
5,180		0.000%, 12/01/32	No Opt. Call	3,334,317

		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A:
4,960	(c)	5.125%, 12/01/47, (Pre-refunded 12/01/23)	12/23 at 100.00	4,964,908
4,310		5.125%, 12/01/47	12/23 at 100.00	4,310,587

5,210		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A, 5.000%, 9/01/43	9/28 at 100.00	4,991,118

1,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019, 4.000%, 9/01/44	9/29 at 100.00	838,962

5,000	(c)	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45, (Pre-refunded 1/15/25)	1/25 at 100.00	5,076,997

2,905		Neshaminy School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2022, 4.000%, 11/01/43	5/30 at 100.00	2,514,944

630		Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 0.900%, 12/31/23	12/23 at 100.00	113,437

324		Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 0.900%, 12/31/23, (cash 5.000%, PIK 5.000%)	No Opt. Call	58,192

5,910		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019, 4.000%, 8/15/44	8/29 at 100.00	4,985,514

16,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2021A, 4.000%, 12/01/51	12/31 at 100.00	13,285,586

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania (continued)
$16,805		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	$17,936,005

8,510		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	8,366,787

6,340		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/41	6/26 at 100.00	6,284,966

5,800		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2019A, 5.000%, 12/01/49	12/29 at 100.00	5,749,072

6,500		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2021B, 5.000%, 12/01/46	6/31 at 100.00	6,487,784

17,375		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2023A, 5.250%, 12/01/53	12/33 at 100.00	17,699,183

19,250		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 - AGM Insured	6/26 at 100.00	20,346,634

7,475		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A, 4.000%, 12/01/45	12/30 at 100.00	6,243,491

1,445		Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	1,181,431

7,500		Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2021A, 4.000%, 9/01/46 - BAM Insured	9/31 at 100.00	6,268,967

3,410	(c)	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured, (ETM)	10/21 at 100.00	3,563,801

8,135		Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 4.000%, 6/01/49	6/29 at 100.00	6,612,461

		Total Pennsylvania		190,808,816

		Puerto Rico - 2.1% (1.2% of Total Investments)

3,996		Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0, 0.000%, 8/01/54	No Opt. Call	722,359

1,000		Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding National Series 2007VV, 5.250%, 7/01/24 - NPFG Insured	No Opt. Call	998,120

625		Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/25 - SYNCORA GTY Insured	12/23 at 100.00	620,019

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
5,281		4.500%, 7/01/34	7/25 at 100.00	5,043,434
6,000		0.000%, 7/01/51	7/28 at 30.01	1,084,571
23,031		4.750%, 7/01/53	7/28 at 100.00	19,510,037
24,161		5.000%, 7/01/58	7/28 at 100.00	21,153,146

1,370		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	1,219,458

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
10,580		4.329%, 7/01/40	7/28 at 100.00	9,165,724
5,951		4.329%, 7/01/40	7/28 at 100.00	5,155,503
5,000		4.784%, 7/01/58	7/28 at 100.00	4,205,518

		Total Puerto Rico		68,877,889

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Rhode Island - 0.8% (0.5% of Total Investments)

$1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39	5/26 at 100.00	$1,223,809

174,390	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	11/23 at 18.50	24,474,503

2,235	Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Revenue Bonds, Series 2016A, 5.000%, 10/01/40	4/26 at 100.00	2,243,908

	Total Rhode Island		27,942,220

	South Carolina - 3.7% (2.2% of Total Investments)

	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
1,290	5.000%, 11/01/41	5/26 at 100.00	1,261,959
4,000	5.000%, 11/01/46	5/26 at 100.00	3,830,579

	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 - AMBAC Insured	No Opt. Call	19,040,503
15,420	0.000%, 1/01/32 - AMBAC Insured	No Opt. Call	10,329,748

1,370	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A, 5.000%, 4/01/54	4/26 at 103.00	1,094,400

13,475	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020A, 4.000%, 12/01/44	6/30 at 100.00	11,216,839

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018:
9,030	5.000%, 11/01/43	5/28 at 100.00	8,904,071
6,210	4.000%, 11/01/48	5/28 at 100.00	5,128,676
3,490	5.000%, 11/01/48	5/28 at 100.00	3,374,001

16,760	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	15,984,022

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016B:
6,800	5.000%, 12/01/46	12/26 at 100.00	6,485,164
10,000	5.000%, 12/01/56	12/26 at 100.00	9,282,422

5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A, 4.000%, 12/01/52	6/32 at 100.00	3,871,628

8,686	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022B, 4.000%, 12/01/39	6/32 at 100.00	7,516,724

17,240	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	16,834,255

	Total South Carolina		124,154,991

	South Dakota - 1.6% (0.9% of Total Investments)

4,000	Clay County, South Dakota, General Obligation Bonds, Series 2023, 5.000%, 12/01/52	12/31 at 100.00	3,933,334

	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017:
3,000	5.000%, 11/01/42	11/26 at 100.00	2,439,820
3,150	5.125%, 11/01/47	11/26 at 100.00	2,495,678

10,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health System, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	10,170,602

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		South Dakota (continued)
$5,205		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Refunding Series 2017, 5.000%, 7/01/46	7/27 at 100.00	$4,993,685

22,800		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument Health, Inc., Series 2020A, 4.000%, 9/01/50	9/30 at 100.00	18,352,468

2,500		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	2,345,788

9,325		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	8,694,406

		Total South Dakota		53,425,781

		Tennessee - 1.4% (0.8% of Total Investments)

2,180		Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 5.000%, 7/01/35	7/28 at 100.00	2,195,396

		Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2016:
5,000		5.000%, 9/01/36	9/26 at 100.00	4,757,385
1,000		5.000%, 9/01/47	9/26 at 100.00	858,997

		Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2017:
445		5.000%, 4/01/31	4/27 at 100.00	445,487
1,755		5.000%, 4/01/36	4/27 at 100.00	1,702,079

		Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A:
4,100		5.250%, 7/01/48 - AGM Insured	1/34 at 100.00	4,206,920
7,015		5.250%, 7/01/53 - AGM Insured	1/34 at 100.00	7,168,962

4,170		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University, Series 2023, 5.250%, 5/01/53	5/33 at 100.00	4,123,463

		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
2,225		5.000%, 10/01/41	10/26 at 100.00	2,102,282
2,910		5.000%, 10/01/45	10/26 at 100.00	2,671,876

		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
5,000		5.000%, 7/01/40	7/26 at 100.00	4,897,435
6,000		5.000%, 7/01/46	7/26 at 100.00	5,817,925

7,325		The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2023A-1, 5.000%, 5/01/53, (Mandatory Put 5/01/28)	2/28 at 100.22	7,252,064

		Total Tennessee		48,200,271

		Texas - 11.5% (6.7% of Total Investments)

2,260		Austin, Texas, Electric Utility System Revenue Bonds, Refunding & Improvement Series 2023, 5.000%, 11/15/48	11/33 at 100.00	2,286,645

14,615	(g)	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45, (UB)	11/25 at 100.00	14,485,951

8,805		Bastrop Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2023, 5.000%, 2/15/53	2/33 at 100.00	8,874,021

1,000		Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding Series 2002, 0.000%, 8/15/32 - FGIC Insured	No Opt. Call	670,633

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$7,750	(c)	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	$7,884,202

		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,925		4.350%, 12/01/42	12/23 at 100.00	1,606,795
1,000		4.400%, 12/01/47	12/23 at 100.00	802,248

10,000		Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding & Improvement Senior Lien Series 2021B, 5.000%, 12/01/47	12/30 at 100.00	10,041,990

6,125		Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2021B., 4.000%, 11/01/45	11/30 at 100.00	5,192,961

10,000		Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2022B, 5.000%, 11/01/50	11/32 at 100.00	9,733,692

9,000		Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2021A, 4.000%, 11/01/46	11/30 at 100.00	7,602,195

160		Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	147,429

3,700		El Paso Independent School District, El Paso County, Texas, General Obligation Bonds, School Building Series 2017, 5.000%, 8/15/42	8/26 at 100.00	3,743,122

		Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
3,500		4.000%, 10/01/40	4/30 at 100.00	3,049,625
27,280		4.000%, 10/01/45	4/30 at 100.00	22,506,895
12,695		4.000%, 10/01/49 - AGM Insured	4/30 at 100.00	10,407,556

5,295		Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2018A. Tela Supported, 5.000%, 10/01/48	4/28 at 100.00	5,258,904

9,275		Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2022A, 4.125%, 7/01/52	7/32 at 100.00	7,529,187

		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
2,845		4.000%, 12/01/45	6/25 at 100.00	2,304,640
2,320		5.000%, 12/01/45	6/25 at 100.00	2,245,226

5,000		Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A, 4.000%, 8/15/48	2/28 at 100.00	4,133,377

4,040	(g)	Harris County, Texas, Toll Road Revenue Bonds, Tender Options Bond Trust 2015-XF2184. Formerly Tender Options Bond Trust 3028, 6.146%, 8/15/28 - AGM Insured, 144A, (IF)	No Opt. Call	4,874,479

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
1,195		0.000%, 11/15/41 - AGM Insured	11/31 at 62.66	418,920
2,390		0.000%, 11/15/42 - AGM Insured	11/31 at 59.73	781,033
2,660		0.000%, 11/15/43 - AGM Insured	11/31 at 56.93	814,957
7,260		0.000%, 11/15/44 - AGM Insured	11/31 at 54.25	2,080,583
10,440		0.000%, 11/15/45 - AGM Insured	11/31 at 51.48	2,809,908
7,165		0.000%, 11/15/49 - AGM Insured	11/31 at 41.91	1,502,929
3,000		0.000%, 11/15/52 - AGM Insured	11/31 at 35.81	521,225

1,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A, 4.000%, 12/01/40	12/31 at 100.00	832,002

2,710		Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	2,634,969

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)
$365		Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%, 7/01/24 - AGM Insured	No Opt. Call	$368,449

		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
10,850		0.000%, 9/01/25 - AMBAC Insured	No Opt. Call	10,014,036
1,715		0.000%, 9/01/32 - AMBAC Insured	No Opt. Call	1,130,117

		Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A:
2,725		5.000%, 8/15/40	8/25 at 100.00	2,738,794
4,000		4.000%, 8/15/41	8/25 at 100.00	3,519,074

8,305		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45	5/25 at 100.00	8,155,108

		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780		5.750%, 12/01/33	12/25 at 100.00	1,756,582
1,800		6.125%, 12/01/38	12/25 at 100.00	1,739,305

		Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2017:
16,285		5.000%, 1/01/36	1/27 at 100.00	16,626,943
10,040		5.000%, 1/01/38 - AGM Insured	1/27 at 100.00	10,173,032

		Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien Series 2018:
2,100		5.000%, 9/15/43	9/25 at 100.00	1,916,585
1,815		5.000%, 9/15/48	9/25 at 100.00	1,620,554

4,240		New Braunfels, Comal County, Texas, Utility System Revenue Bonds, Refunding Series 2022, 5.000%, 7/01/47	7/32 at 100.00	4,261,016

850	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016, 5.000%, 11/15/31, (Pre-refunded 11/15/24)	11/24 at 102.00	873,752

3,900		New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 - AGM Insured	4/24 at 100.00	3,493,311

		North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
1,880	(c)	7.000%, 9/01/43, (Pre-refunded 9/01/31)	9/31 at 100.00	2,217,522
7,990	(c)	6.750%, 9/01/45, (Pre-refunded 9/01/31)	9/31 at 100.00	9,467,987

4,000	(c)	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43, (Pre-refunded 1/01/25)	1/25 at 100.00	4,112,274

2,125		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 - AGC Insured	No Opt. Call	1,779,505

2,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/45	1/25 at 100.00	1,980,704

14,610		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A, 5.000%, 1/01/43	1/28 at 100.00	14,682,140

5,000		North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2018, 5.000%, 1/01/48	1/28 at 100.00	4,977,429

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Texas (continued)
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
$6,285	5.000%, 1/01/33	1/25 at 100.00	$6,303,238
8,000	5.000%, 1/01/35	1/25 at 100.00	8,013,754

10,500	Port of Houston Authority, Harris County, Texas, Revenue Bonds, First Lien Series 2023, 5.000%, 10/01/53	10/33 at 100.00	10,448,801

2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward?s University Project, Series 2016, 4.000%, 6/01/36	6/26 at 100.00	1,963,240

2,000	San Antonio, Texas, General Obligation Bonds, General Improvement Series 2021, 4.000%, 8/01/41	8/31 at 100.00	1,765,380

7,975	Tarrant County College District, Texas, General Obligation Bonds, Series 2022, 5.000%, 8/15/39	8/32 at 100.00	8,228,976

2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Methodist Hospital of Dallas, Series 2022, 4.000%, 10/01/47	4/32 at 100.00	2,063,909

1,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Series 2022A, 4.000%, 7/01/53	7/32 at 100.00	1,155,067

2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	2,474,390

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
1,805	4.000%, 12/31/37	12/30 at 100.00	1,634,618
1,200	4.000%, 6/30/38	12/30 at 100.00	1,078,836
1,300	4.000%, 6/30/39	12/30 at 100.00	1,157,626

7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	7,294,367

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	3,586,497
6,385	5.000%, 8/15/37	8/24 at 100.00	6,155,602
44,120	5.000%, 8/15/42	8/24 at 100.00	41,738,252

4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 - AMBAC Insured	No Opt. Call	3,704,772

5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2019A, 4.000%, 10/15/49	10/29 at 100.00	4,228,648

10,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2021, 4.000%, 10/15/51	10/31 at 100.00	8,735,235

7,000	West Harris County Regional Water Authority, Texas, Water System Revenue Bonds, Series 2022, 5.000%, 12/15/57 - AGM Insured	12/32 at 100.00	6,918,876

	Total Texas		384,032,602

	Utah - 0.4% (0.3% of Total Investments)

	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B:
3,560	5.000%, 7/01/42	7/27 at 100.00	3,516,179
1,975	5.000%, 7/01/47	7/27 at 100.00	1,940,893

4,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	3,916,468

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Utah (continued)
		Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
$1,000		5.000%, 10/15/38	10/27 at 100.00	$974,501
2,320		5.000%, 10/15/43	10/27 at 100.00	2,182,583
2,040		5.000%, 10/15/48	10/27 at 100.00	1,868,786

		Total Utah		14,399,410

		Vermont - 0.4% (0.2% of Total Investments)

		University of Vermont and State Agricultural College, General Obligation Bonds, Series 2015:
1,000		4.000%, 10/01/40	10/25 at 100.00	898,003
10,000		5.000%, 10/01/45	10/25 at 100.00	9,760,742

2,730		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Middlebury College Project, Series 2023, 5.000%, 11/01/52	11/33 at 100.00	2,726,107

		Total Vermont		13,384,852

		Virgin Islands - 0.1% (0.1% of Total Investments)

2,645		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A, 5.000%, 10/01/32	No Opt. Call	2,600,828

		Total Virgin Islands		2,600,828

		Virginia - 0.4% (0.2% of Total Investments)

1,610		Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020, 4.000%, 7/01/40	7/30 at 100.00	1,416,325

430		Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 4.875%, 7/15/40	7/28 at 100.00	413,423

4,000	(g)	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48, (UB)	5/28 at 100.00	3,307,998

8,075		Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien Series 2022A, 4.000%, 7/01/52	7/32 at 100.00	6,811,563

		Total Virginia		11,949,309

		Washington - 3.8% (2.2% of Total Investments)

7,000		Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41	11/26 at 100.00	7,077,157

12,235		Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 - NPFG Insured	No Opt. Call	11,013,828

7,000		Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 2022B, 5.000%, 9/01/47	3/32 at 100.00	7,041,126

4,200		King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Valley Medical Center, Refunding Series 2016, 5.000%, 12/01/36	12/26 at 100.00	4,211,437

7,600		King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Valley Medical Center, Refunding Series 2018, 5.000%, 12/01/43	12/28 at 100.00	7,278,887

10,630		King County Public Hospital District 2, Washington, General Obligation Bonds, EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45	12/29 at 100.00	8,852,504

3,000		Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/40	10/24 at 100.00	2,983,001

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Washington (continued)
$1,250	(c)	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44, (Pre-refunded 12/01/23)	12/23 at 100.00	$1,250,908

10,535		Seattle, Washington, Drainage and Wastewater System Revenue Bonds, Improvement Series 2023, 5.000%, 2/01/49	2/33 at 100.00	10,662,684

15,000		Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2021A, 4.000%, 7/01/47	7/31 at 100.00	12,682,976

3,750		Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2022, 5.000%, 7/01/52	7/32 at 100.00	3,761,357

10,000		Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2023, 5.000%, 3/01/53	3/33 at 100.00	10,026,372

5,250		Tacoma, Washington, Sewer Revenue Bonds, Series 2018, 4.000%, 12/01/48	12/28 at 100.00	4,367,795

535		Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	431,235

5,180		Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44	8/29 at 100.00	4,897,792

		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A:
4,000		5.000%, 10/01/32	12/23 at 100.00	4,000,296
10,000		4.250%, 10/01/40	12/23 at 100.00	8,533,067

3,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/41	10/24 at 100.00	2,855,945

5,160		Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2015A, 4.000%, 10/01/45	4/30 at 100.00	4,256,644

2,600		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Subordinate Series 2021B. Exchange Purchase, 3.000%, 7/01/58	7/31 at 100.00	1,476,860

2,525		Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle University, Series 2020, 4.000%, 5/01/45	5/30 at 100.00	2,050,709

500		Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Proejct, Refunding Series 2016A, 5.000%, 1/01/46, 144A	1/25 at 102.00	364,598

9,000		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 - FGIC Insured	No Opt. Call	7,546,419

		Total Washington		127,623,597

		West Virginia - 0.6% (0.3% of Total Investments)

12,690		West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	12,170,499

2,065		West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2021, 5.000%, 6/01/47	6/31 at 100.00	2,088,813

5,750		West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B, 4.000%, 6/01/42	6/28 at 100.00	4,989,224

		Total West Virginia		19,248,536

		Wisconsin - 4.2% (2.5% of Total Investments)

		Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
43	(d)	0.000%, 1/01/46, 144A	No Opt. Call	938
42	(d)	0.000%, 1/01/47, 144A	No Opt. Call	853
42	(d)	0.000%, 1/01/48, 144A	No Opt. Call	798

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
$42	(d)	0.000%, 1/01/49, 144A	No Opt. Call	$743
41	(d)	0.000%, 1/01/50, 144A	No Opt. Call	677
45	(d)	0.000%, 1/01/51, 144A	No Opt. Call	699
1,163	(d)	1.000%, 7/01/51, 144A	3/28 at 100.00	614,120
45	(d)	0.000%, 1/01/52, 144A	No Opt. Call	642
44	(d)	0.000%, 1/01/53, 144A	No Opt. Call	598
44	(d)	0.000%, 1/01/54, 144A	No Opt. Call	555
43	(d)	0.000%, 1/01/55, 144A	No Opt. Call	516
43	(d)	0.000%, 1/01/56, 144A	No Opt. Call	481
42	(d)	0.000%, 1/01/57, 144A	No Opt. Call	447
42	(d)	0.000%, 1/01/58, 144A	No Opt. Call	415
42	(d)	0.000%, 1/01/59, 144A	No Opt. Call	390
41	(d)	0.000%, 1/01/60, 144A	No Opt. Call	361
41	(d)	0.000%, 1/01/61, 144A	No Opt. Call	334
40	(d)	0.000%, 1/01/62, 144A	No Opt. Call	311
40	(d)	0.000%, 1/01/63, 144A	No Opt. Call	290
39	(d)	0.000%, 1/01/64, 144A	No Opt. Call	272
39	(d)	0.000%, 1/01/65, 144A	No Opt. Call	252
39	(d)	0.000%, 1/01/66, 144A	No Opt. Call	229
501	(d)	0.000%, 1/01/67, 144A	No Opt. Call	2,679

1,950		Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated Group, Series 2021A, 4.000%, 7/01/56	1/31 at 100.00	1,292,414

8,335		Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	7,043,003

10,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43	5/28 at 100.00	8,648,192

		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Inc. Project, Series 2021:
9,830		4.000%, 8/15/46	8/31 at 100.00	7,953,391
8,000		4.000%, 8/15/51	8/31 at 100.00	6,276,829

10,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	8,894,994

2,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016B, 5.000%, 2/15/35	2/26 at 100.00	1,982,574

7,625		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	12/23 at 100.00	7,259,967

		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021:
2,415		4.000%, 10/01/51	10/28 at 102.00	1,574,260
2,470		4.000%, 10/01/61	10/28 at 102.00	1,500,094

5,155		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/34	5/26 at 100.00	4,906,779

		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017:
1,110		5.000%, 6/01/37	6/25 at 103.00	946,908
955		5.000%, 6/01/41	6/25 at 103.00	778,481

		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
1,000	(c)	5.000%, 9/01/30, (Pre-refunded 9/01/27)	9/27 at 100.00	1,040,029
1,110	(c)	5.000%, 9/01/31, (Pre-refunded 9/01/27)	9/27 at 100.00	1,154,433
1,100	(c)	5.000%, 9/01/32, (Pre-refunded 9/01/27)	9/27 at 100.00	1,144,032

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wisconsin (continued)
$1,725	(c)	5.000%, 9/01/33, (Pre-refunded 9/01/27)	9/27 at 100.00	$1,794,051
1,775	(c)	5.000%, 9/01/34, (Pre-refunded 9/01/27)	9/27 at 100.00	1,846,052
1,910	(c)	5.000%, 9/01/35, (Pre-refunded 9/01/27)	9/27 at 100.00	1,986,456
2,065	(c)	5.000%, 9/01/36, (Pre-refunded 9/01/27)	9/27 at 100.00	2,147,660

15,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2022A, 4.000%, 4/01/41	10/32 at 100.00	12,791,085

18,595		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marquette University, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	17,886,469

8,215		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42	2/26 at 100.00	7,573,030

5,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41	11/26 at 100.00	5,010,523

		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2022:
10,000		4.000%, 12/01/46	12/31 at 100.00	8,062,323
10,000		4.000%, 12/01/51	12/31 at 100.00	7,830,633

2,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood Lutheran Senior Ministries, Series 2021, 4.000%, 1/01/47	1/27 at 103.00	1,153,929

11,480		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/44	12/24 at 100.00	10,707,054

		Total Wisconsin		141,813,245

		Total Municipal Bonds (cost $6,018,040,876)		5,648,275,135

		Total Long-Term Investments (cost $6,018,040,876)		5,648,275,135

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		SHORT-TERM INVESTMENTS - 1.7% (1.0% of Total Investments)
		MUNICIPAL BONDS - 1.7% (1.0% of Total Investments)

		Colorado - 0.4% (0.2% of Total Investments)
$12,555	(h)	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Variable Rate Series 2018B, 4.050%, 11/15/35, (Mandatory Put 11/7/2023)	11/23 at 100.00	$12,555,000

		Total Colorado		12,555,000

		Missouri - 0.2% (0.2% of Total Investments)
6,000	(h)	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Variable Rate Demand Obligations, Series 2008C, 4.060%, 5/15/38, (Mandatory Put 11/7/2023)	10/23 at 100.00	6,000,000
2,400	(h)	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 2000B, 3.850%, 3/01/40, (Mandatory Put 10/31/2023)	11/23 at 100.00	2,400,000

		Total Missouri		8,400,000

		New York - 0.5% (0.3% of Total Investments)
16,715	(h)	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Variable Rate Obligation Series C-5, 4.090%, 11/01/41, (Mandatory Put 11/7/2023)	10/23 at 100.00	16,715,000

		Total New York		16,715,000

NEA
      Nuveen AMT-Free Quality Municipal Income Fund
(continued)
 Portfolio of Investments
October 31, 2023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Pennsylvania - 0.6% (0.3% of Total Investments)
$11,435	(h)	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Eighth Series, Variable Rate Demand Obligations, Series 2009D, 4.070%, 8/01/31, (Mandatory Put 11/7/2023)	11/23 at 100.00	$11,435,000
7,700	(h)	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Eighth Series, Variable Rate Demand Obligations, Series 2009E, 4.070%, 8/01/31, (Mandatory Put 11/7/2023)	11/23 at 100.00	7,700,000

		Total Pennsylvania		19,135,000

		Total Municipal Bonds (cost $56,805,000)		56,805,000

		Total Short-Term Investments (cost $56,805,000)		56,805,000

		Total Investments (cost $6,074,845,876) - 170.8%		5,705,080,135

		Floating Rate Obligations - (2.3)%		(78,320,000)

		AMTP Shares, Net- (5.2)%(i)		(172,921,697)

		MFP Shares, Net - (31.1)%(j)		(1,037,002,279)

		VRDP Shares, Net- (34.6)%(k)		(1,154,720,661)

		Other Assets & Liabilities, Net - 2.4%		77,481,318

		Net Assets Applicable to Common Shares - 100%		$3,339,596,816

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	For fair value measurement disclosure purposes, investment classified as Level 3.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(g)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(h)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(i)	AMTP Shares, Net as a percentage of Total Investments is 3.0%.
(j)	MFP Shares, Net as a percentage of Total Investments is 18.2%.
(k)	VRDP Shares, Net as a percentage of Total Investments is 20.2%.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind
(“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	When-issued or delayed delivery security.
See Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2023	NAD	NEA
ASSETS

Long-term investments, at value †	$4,553,145,556	$5,648,275,135

Short-term investments, at value à	72,015,000	56,805,000

Receivables:

Dividends	313	-

Interest	68,164,546	81,399,409

Investments sold	22,415,272	48,043,701
Other	1,487,254	2,449,104

Total assets	4,717,227,941	5,836,972,349

LIABILITIES

Cash overdraft	3,044,099	3,361,479

Floating rate obligations	78,400,000	78,320,000

AMTP Shares, Net *	727,262,648	172,921,697

MFP Shares, Net **	678,526,753	1,037,002,279

VRDP Shares, Net ***	503,596,953	1,154,720,661

Payables:

Dividends	8,400,258	10,016,533

Interest	955,864	857,154

Investments purchased - regular settlement	13,305,178	18,071,815

Investments purchased - when-issued/delayed-delivery settlement	2,435,050	17,216,209

Accrued expenses:

Custodian fees	300,251	315,138

Investor relations	76,947	96,411

Management fees	2,228,854	2,733,324

Trustees fees	1,175,535	1,583,399

Professional fees	23,765	24,978

Shareholder reporting expenses	71,541	88,677

Shareholder servicing agent fees	16,833	17,130

Other	21,584	28,649

Total liabilities	2,019,842,113	2,497,375,533

Commitments and contingencies (1)

Net assets applicable to common shares	$2,697,385,828	$3,339,596,816

Common shares outstanding	233,404,655	298,992,392
Net asset value (“NAV”) per common share outstanding	$11.56	$11.17
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:

Common shares, $0.01 par value per share	$2,334,047	$2,989,924

Paid-in capital	3,239,460,830	4,011,880,077

Total distributable earnings (loss)	(544,409,049)	(675,273,185)

Net assets applicable to common shares	$2,697,385,828	$3,339,596,816

Authorized shares:

Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

† Long-term investments, cost	$4,849,244,440	$6,018,040,876

à Short-term investments, cost	$72,015,000	$56,805,000

* AMTP Shares, liquidation preference	727,500,000	173,000,000

** MFP Shares, liquidation preference	679,000,000	1,038,900,000

*** VRDP Shares, liquidation preference	504,300,000	1,159,400,000

(1)	As disclosed in Notes to Financial Statements.
See Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2023	NAD	NEA

INVESTMENT INCOME
Dividends	$18,844	$–
Interest	223,302,061	268,077,695
Total investment income	223,320,905	268,077,695

EXPENSES
Management fees	27,569,986	33,960,346
Shareholder servicing agent fees	103,571	108,373
Interest expense and amortization of offering costs	78,407,806	88,368,911
Trustees fees	168,265	209,328
Custodian expenses, net	218,954	215,965
Investor relations expenses	180,793	214,241
Liquidity fees	3,924,692	10,648,571
Merger expenses	675	3,596
Professional fees	343,227	418,230
Remarketing fees	513,787	2,246,383
Shareholder reporting expenses	148,406	185,826
Stock exchange listing fees	70,116	101,765
Other	176,128	245,979

Total expenses	111,826,406	136,927,514

Net investment income (loss)	111,494,499	131,150,181

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(59,006,602)	(78,469,770)
Net realized gain (loss)	(59,006,602)	(78,469,770)

Change in unrealized appreciation (depreciation) on:
Investments	(9,283,730)	(18,105,892)
Net change in unrealized appreciation (depreciation)	(9,283,730)	(18,105,892)

Net realized and unrealized gain (loss)	(68,290,332)	(96,575,662)

Net increase (decrease) in net assets applicable to common shares from operations	$43,204,167	$34,574,519
See Notes to Financial Statements

Statement of Changes in Net Assets

	NAD		NEA
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
OPERATIONS
Net investment income (loss)	$111,494,499	$148,191,328	$131,150,181	$179,487,588
Net realized gain (loss)	(59,006,602)	(127,718,956)	(78,469,770)	(178,698,633)
Net change in unrealized appreciation (depreciation)	(9,283,730)	(854,448,481)	(18,105,892)	(1,066,387,164)

Net increase (decrease) in net assets applicable to common shares from operations	43,204,167	(833,976,109)	34,574,519	(1,065,598,209)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(111,450,722)	(159,765,489)	(131,275,845)	(194,972,381)

Total distributions	(111,450,722)	(159,765,489)	(131,275,845)	(194,972,381)

CAPITAL SHARE TRANSACTIONS

Cost of shares repurchased and retired	-	-	(445,350)	-

Net increase (decrease) applicable to common shares from capital share transactions	–	–	(445,350)	–
Net increase (decrease) in net assets applicable to common shares	(68,246,555)	(993,741,598)	(97,146,676)	(1,260,570,590)
Net assets applicable to common shares at the beginning of the period	2,765,632,383	3,759,373,981	3,436,743,492	4,697,314,082

Net assets applicable to common shares at the end of the period	$2,697,385,828	$2,765,632,383	$3,339,596,816	$3,436,743,492
See Notes to Financial Statements

Statement of Cash Flows

Year Ended October 31, 2023	NAD	NEA

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$43,204,167	$34,574,519
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,169,399,314)	(1,400,657,477)
Proceeds from sale and maturities of investments	1,269,107,818	1,550,684,595
Proceeds from (Purchase of) short-term investments, net	(72,015,000)	(56,805,000)
Taxes paid	(14,217)	(8,183)
Amortization (Accretion) of premiums and discounts, net	(7,099,630)	(5,396,779)
Amortization of deferred offering costs	598,921	924,660
(Increase) Decrease in:
Receivable for dividends	106	–
Receivable for interest	1,085,671	364,998
Receivable for investments sold	41,449,729	1,331,744
Other assets	(82,436)	(183,490)
Increase (Decrease) in:
Payable for interest	328,217	(12,127)
Payable for investments purchased - regular settlement	13,305,178	11,858,229
Payable for investments purchased - when-issued/delayed-delivery settlement	(5,946,853)	8,669,256
Accrued custodian fees	(111,860)	(124,612)
Accrued investor relations fees	(47,850)	(70,076)
Accrued management fees	(109,931)	(164,919)
Accrued Trustees fees	181,904	241,277
Accrued professional fees	(56,756)	(65,713)
Accrued shareholder reporting expenses	(11,932)	(11,861)
Accrued shareholder servicing agent fees	(1,031)	(3,257)
Accrued other expenses	(46,852)	(8,996)
Net realized (gain) loss from investments	59,006,602	78,469,770
Net realized (gain) loss from paydowns	(79,577)	(21,097)
Net change in unrealized (appreciation) depreciation of investments	9,283,730	18,105,892

Net cash provided by (used in) operating activities	182,528,804	241,691,353

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	27,771,121	40,692,539
(Repayments) of borrowings	(80,171,121)	(70,192,539)
Proceeds from floating rate obligations	10,095,000	8,875,000
(Repayments of) floating rate obligations	(28,380,000)	(42,120,000)
Proceeds from MFP Shares issued, at liquidation preference	–	(50,000,000)
(Repayments for) MFP Shares redeemed, at liquidation preference	–	(143,500,000)
(Repayments for) VRDP Shares redeemed, at liquidation preference	(127,700,000)	–
Increase (Decrease) in:
Cash overdraft	1,435,368	3,361,479
Cash distributions paid to common shareholders	(113,279,172)	(133,951,284)
Cost of common shares repurchased and retired	–	(445,350)

Net cash provided by (used in) financing activities	(310,228,804)	(387,280,155)

Net increase (decrease) in Cash	(127,700,000)	(145,588,802)

Cash at the beginning of period	127,700,000	145,588,802

Cash at the end of period	$–	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NAD	NEA

Cash paid for interest	$77,461,118	$87,444,740

See Notes to Financial Statements

[This page intentionally left blank.]

Financial Highlights
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period

NAD

10/31/23	$11.85	$0.48	$(0.29)	$0.19	$(0.48)	$–	$(0.48)	$–	$11.56	$9.81
10/31/22	16.11	0.63	(4.21)	(3.58)	(0.68)	–	(0.68)	–	11.85	10.63
10/31/21	15.75	0.72	0.35	1.07	(0.71)	–	(0.71)	–	16.11	15.63
10/31/20	15.91	0.70	(0.19)	0.51	(0.67)	–	(0.67)	–	15.75	14.44
10/31/19	14.42	0.67	1.46	2.13	(0.64)	–	(0.64)	–	15.91	14.42

NEA

10/31/23	11.49	0.44	(0.32)	0.12	(0.44)	–	(0.44)	–(c)	11.17	9.47
10/31/22	15.71	0.60	(4.17)	(3.57)	(0.65)	–	(0.65)	–	11.49	10.32
10/31/21	15.50	0.69	0.22	0.91	(0.70)	–	(0.70)	–	15.71	15.18
10/31/20	15.58	0.69	(0.11)	0.58	(0.66)	–	(0.66)	–	15.50	14.33
10/31/19	14.16	0.66	1.40	2.06	(0.64)	–	(0.64)	–	15.58	14.20

(a)	Percentage is not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(a)	Based on Share Price(a)	Net Assets, End of Period (000)	Expenses(b)	Net Investment Income (Loss)(b)	Portfolio Turnover Rate

1.26%	(3.68)%	$2,697,386	3.73%	3.72%	24%
(22.79)	(28.38)	2,765,632	2.02	4.44	37
6.85	13.31	3,759,374	1.44	4.43	10
3.27	4.89	3,334,252	1.87	4.47	15
15.03	21.78	3,211,273	2.45	4.35	8

0.72	(4.42)	3,339,597	3.68	3.53	23
(23.31)	(28.47)	3,436,743	2.01	4.31	36
5.91	10.92	4,697,314	1.44	4.31	12
3.84	5.74	4,318,384	1.85	4.46	16
14.81	22.78	4,093,389	2.40	4.41	8

(b)
●
Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

●
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares, borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

	NAD	NEA

10/31/23	2.77%	2.72%
10/31/22	1.06	1.06
10/31/21	0.53	0.53
10/31/20	0.94	0.94
10/31/19	1.50	1.47

(c)	Value rounded to zero.
See Notes to Financial Statements

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		MFP Shares		VRDP Shares

	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000 Share(b),(d)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000 Share(b)	Asset Coverage Per $1 Liquidation Preference(e)

NAD

10/31/23	$727,500	$241,165	$679,000	$241,165	$504,300	$241,165	$2.41
10/31/22	727,500	240,874	679,000	240,874	504,300	240,874	2.41
10/31/21	727,500	284,419	679,000	284,419	632,000	284,419	2.84
10/31/20	545,500	279,599	679,000	279,599	632,000	279,599	2.80
10/31/19	545,500	279,954	607,000	279,954	632,000	279,954	2.80

NEA

10/31/23	173,000	240,834	1,038,900	240,834	1,159,400	240,834	2.41
10/31/22	173,000	240,229	1,088,900	240,229	1,159,400	240,229	2.40
10/31/21	316,500	283,145	1,088,900	283,145	1,159,400	283,145	2.83
10/31/20	143,500	280,550	958,000	280,550	1,290,300	280,550	2.81
10/31/19	–	–	958,000	282,066	1,290,300	282,066	2.82

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(c)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(d)
NEA’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NEA’s Series D MFP Shares were as follows:

Asset Coverage Per $1,000 Share(c)

NEA

10/31/23	$2,408
10/31/22	2,402
10/31/21	2,831
10/31/20	2,805
10/31/19	2,800

(e)	Includes all preferred shares presented for the Fund.

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
●
Nuveen Quality Municipal Income Fund (NAD)
●
Nuveen
AMT-Free
Quality Municipal Income Fund (NEA)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end
management investment companies. NAD and NEA were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is October 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2023 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory
agreements with Nuveen Asset Management, LLC (the
“Sub-Adviser”),
a subsidiary of the Adviser, under which the
Sub-Adviser
manages the investment portfolios of the Funds.
Developments Regarding the Funds’ Control Share
By-Law:
On October 5, 2020, the Funds and certain other
closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On January 14, 2021, a shareholder of certain Nuveen
closed-end
funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share
By-Laws
violate the 1940 Act, rescission of such fund’s Control Share
By-Laws
and a permanent injunction against such funds applying the Control Share
By-Laws.
On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share
By-Laws
and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share
By-Laws
violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Funds’
by-laws
to provide that the Funds’ Control Share
By-Law
shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share
By-Law
will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit:
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Notes to Financial Statements
(continued)

Fund	Gross Custodian Fee Credits

NAD	$182,196

NEA	205,506

Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend
date.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financials.
New Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”)
2020-04,
Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU
2022-04
and issued ASU
2022-06,
Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAD	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$4,552,682,475	$108,508*	$4,552,790,983
Investment Companies	354,573	–	–	354,573
Short-Term Investments:
Municipal Bonds	–	72,015,000	–	72,015,000

Total	$354,573	$4,624,697,475	$108,508	$4,625,160,556

NEA	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$5,648,111,383	$163,752*	$5,648,275,135
Short-Term Investments:
Municipal Bonds	–	56,805,000	–	56,805,000

Total	$–	$5,704,916,383	$163,752	$5,705,080,135

*	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in these Notes to Financial Statements. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to Financial Statements.

4.	Portfolio Securities
Inverse Floating Rate Securities:
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt
interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

Notes to Financial Statements
(continued)

A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NAD	$78,400,000	$11,075,000	$89,475,000

NEA	78,320,000	26,425,000	104,745,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NAD	$89,160,863	3.67%

NEA	93,796,151	3.62

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NAD	$78,400,000	$5,450,000	$83,850,000

NEA	78,320,000	26,425,000	104,745,000

Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities

NAD	$1,169,399,314	$1,269,107,818

NEA	1,400,657,477	1,550,684,595

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6.	Fund Shares
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

Notes to Financial Statements
(continued)

	NEA
	Year Ended 10/31/23	Year Ended 10/31/22

Common Shares:
Repurchased and retired through tender offer	45,000	–
Total	45,000	–
Weighted average common share:
Price per share repurchased and retired	9.88	-
Discount per share repurchased and retired	(17.23)%	-%
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares:
The Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NAD and NEA had $727,262,648 and $172,921,697 of AMTP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference

NAD	2028	3,370	$337,000,000

	2028-1	2,085	$208,500,000

	2028-2	1,820	$182,000,000

NEA	2028-1	1,730	$173,000,000

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time
the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fails to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date	Premium Expiration Date

NAD	360-day	2028	December 1, 2028*	November 30, 2019

	360-day	2028-1	December 1, 2028*	November 30, 2019

	360-day	2028-2	December 1, 2028*	November 30, 2019

NEA	360-day	2028-1	December 1, 2028*	December 13, 2019

*	Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of AMTP Shares Outstanding	Annualized Dividend Rate

NAD	$727,500,000	4.06%

NEA	173,000,000	4.03

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, net” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares:
The Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NEA’s Series D) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified
mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
●
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up
dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
●
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
●
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements
(continued)

Costs incurred in connection with each Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares and are recognized as a component of MFP Shares, Net on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NAD and NEA had $678,526,753 and $1,037,002,279 of MFP Shares at liquidation preference, net of deferred available offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows.

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date

NAD	A	6,070	$607,000,000	January 3, 2028	VRM	January 3, 2028*

	B	720	$72,000,000	September 1, 2047	VRM	April 1, 2024

NEA	A	1,350	$135,000,000	February 3, 2048	VRM	February 3, 2048*

	B	3,350	$335,000,000	March 2, 2028	VRM	March 2, 2028*

	C	2,380	$238,000,000	March 2, 2028	VRDM	March 2, 2028*

	D	330,900	$330,900,000	March 1, 2029	VRRM	N/A

*	Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of MFP Shares Outstanding	Annualized Dividend Rate

NAD	$679,000,000	4.19%

NEA	1,041,639,726	3.80

Variable Rate Demand Preferred Shares:
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NAD and NEA had $503,596,953 and $1,154,720,661 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Remarketing Fees*	Liquidation Preference	Maturity

NAD	1	2,368	0.10%	$236,800,000	September 11, 2026
	2	2,675	0.10%	$267,500,000	September 11, 2026

NEA	1	2,190	0.10%	$219,000,000	June 1, 2040
	3	3,509	0.05%	$350,900,000	March 1, 2040
	4	4,895	0.10%	$489,500,000	September 11, 2026
	5	1,000	0.10%	$100,000,000	October 1, 2046

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate

NAD	$504,300,000	3.26%

NEA	1,159,400,000	3.23

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions:
Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2023
NEA	Series	Shares	Amount

AMTP Shares noticed for redemption	2028	(1,435)	$(143,500,000)

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2023
NEA	Series	Shares	Amount

MFP Shares redeemed	A	(500)	$(50,000,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2023
NAD	Series	Shares	Amount

VRDP Shares noticed for redemption	3	(1,277)	$(127,700,000)

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NEA the AMT applicable to individuals to retain such tax-exempt
status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Notes to Financial Statements
(continued)

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to investments in partnerships, nondeductible offering costs, nondeductible reorganization expenses, paydowns, taxable market discount, distressed PIK bond adjustments, tax basis earnings and profit adjustments, and taxes paid. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NAD	$4,838,186,453	$40,671,463	$(332,097,407)	$(291,425,944)

NEA	5,990,752,387	63,340,271	(427,332,476)	(363,992,205)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income 1	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NAD	$5,068,906	$103,948	$–	$(291,425,944)	$(249,286,582)	$–	$(8,869,377)	$(544,409,049)

NEA	–	4,217	–	(363,992,205)	(300,820,463)	–	(10,464,734)	(675,273,185)

1	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2023 and paid on November 1, 2023.
The tax character of distributions paid was as follows:

	10/31/23			10/31/22

Fund	Tax-Exempt Income 1	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains
NAD	$111,085,011	$365,711	$–	$159,533,710	$231,779	$–

NEA	130,286,846	988,999	–	193,772,024	1,200,357	–

1	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NAD 1	$137,780,533	$111,506,049	$249,286,582

NEA 1	155,077,579	145,742,884	300,820,463

1	A portion of NAD’s and NEA’s capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.

8.	Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The
Sub-Adviser
is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include
closed-end
fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end
and
closed-end
funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2023, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

NAD	0.1623%

NEA	0.1623%

Other Transactions with Affiliates:
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser
(“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule
17a-7
under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)

NAD	$192,067,978	$191,423,762	$(13,218,843)

NEA	214,700,323	222,870,897	(14,907,566)

Notes to Financial Statements
(continued)

9.	Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10.	Borrowing Arrangements
Committed Line of Credit:
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a
364-day,
$2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than ongoing leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The current credit facility was entered into on June 21, 2023 expiring on June 19, 2024, replacing the previous facility, which expired in June 2023.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance
NAD	$ 22,128,276

NEA	19,934,204

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NAD	18	$7,674,535	5.43%

NEA	32	10,044,119	5.33

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

11.	Subsequent Events
Updated Distribution Policy:
As noted in the Common Share information section of this report, effective with distributions payable on December 1, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.

Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN QUALITY MUNICIPAL INCOME FUND (NAD)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt
municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

●
The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest
on pre-refunded municipal
securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal
securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal
securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal
securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

Shareholder Update
(Unaudited) (continued)

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open-
or closed-end investment
companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion,
temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond
market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or
taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN
AMT-FREE
QUALITY MUNICIPAL INCOME FUND (NEA)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt
municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal income tax. Additionally, as a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets in a portfolio of securities, the income from which is exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental
investment policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Additionally, as a
non-fundamental
policy, the Fund:

●
May invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

●
May invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

●	May invest up to 15% of its Managed Assets in inverse floating rate securities.

●
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s fundamental policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests its assets in a portfolio of municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

Shareholder Update
(Unaudited) (continued)

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest
on pre-refunded municipal
securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal
securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal
securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal
securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other
open-or closed-end investment
companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed As se
ts in short-term investments, including high quality, short-term debt securities that may be either tax-exempt
or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update
(Unaudited) (continued)

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen Quality Municipal Income Fund (NAD)	Nuveen AMT-Free Quality Municipal Income Fund (NEA)

Portfolio Level Risks

Alternative Minimum Tax Risk	X	-

Below Investment Grade Risk	X	X

Call Risk	X	X

Credit Risk	X	X

Credit Spread Risk	X	X

Deflation Risk	X	X

Derivatives Risk	X	X

Distressed or Defaulted Securities Risk	X	X

Duration Risk	X	X

Economic Sector Risk	X	X

Financial Futures and Options Risk	X	X

Hedging Risk	X	X

Illiquid Investments Risk	X	X

Income Risk	X	X

Inflation Risk	X	X

Insurance Risk	X	X

Interest Rate Risk	X	X

Inverse Floating Rate Securities Risk	X	X

Municipal Securities Market Liquidity Risk	X	X

Municipal Securities Market Risk	X	X

Other Investment Companies Risk	X	X

Puerto Rico Municipal Securities Market Risk	X	X

Reinvestment Risk	X	X

Special Risks Related to Certain Municipal Obligations	X	X

Swap Transactions Risk	X	X

Tax Risk	X	X

Taxability Risk	X	X

Tobacco Settlement Bond Risk	X	X

Unrated Securities Risk	X	X

Valuation Risk	X	X

Zero Coupon Bonds Risk	X	X

Risk	Nuveen Quality Municipal Income Fund (NAD)	Nuveen AMT-Free Quality Municipal Income Fund (NEA)

Fund Level and Other Risks

Anti-Takeover Provisions	X	X

Counterparty Risk	X	X

Cybersecurity Risk	X	X

Economic and Political Events Risk	X	X

Fund Tax Risk	X	X

Global Economic Risk	X	X

Investment and Market Risk	X	X

Legislation and Regulatory Risk	X	X

Leverage Risk	X	X

Market Discount from Net Asset Value	X	X

Recent Market Conditions	X	X

Reverse Repurchase Agreement Risk	X	X

Shareholder Update
(Unaudited) (continued)

Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a
portion
of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment
and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability successfully use derivative instruments.
Distressed or Defaulted Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and
start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime
mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose tr us
ts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Shareholder Update
(Unaudited) (continued)

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

●	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

●	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

●	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser
than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.

To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of
“non-appropriation”
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation
or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation,
the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred
accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser
will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:

Shareholder Update
(Unaudited) (continued)

Anti-Takeover Provisions.
The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status, which include those commonly known as “Control Share Acquisition” provisions. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war and natural and environmental disasters, and the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as
COVID-19
that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions, composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the
sub-advisor
for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor
to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the im posi
tion of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade

Shareholder Update
(Unaudited) (continued)

tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Recently the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“ “FDIC” ”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second-and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2023 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2023) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Quality Municipal Income Fund (NAD)	Nuveen AMT-Free Quality Municipal Income Fund (NEA)

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	42.58%	42.58%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	3.92%	3.58%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.67%	1.52%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(20.32)%	(20.07)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(11.61)%	(11.36)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.91)%	(2.65)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.80%	6.05%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	14.51%	14.76%
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update
(Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Principal Risks
The following risk factor was added as a principal risk to the Funds:
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
The following principal risks were consolidated into a single risk factor entitled, “Economic Sector Risk,” and are therefore no longer included as stand-alone principal risks:
Sector and Industry Risk.
Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk.
At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
The following principal risk was removed as a principal risk of the Funds:
LIBOR Replacement Risk.
The London Inter-Offered Bank Rate (“LIBOR”) is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.
Developments Regarding the Funds’ Control Share
By-Law
On October 5, 2020, the Nuveen Quality Municipal Income Fund and the Nuveen
AMT-Free
Quality Municipal Income Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On January 14, 2021, a shareholder of certain Nuveen
closed-end
funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share
By-Laws
violate the 1940 Act, rescission of such fund’s Control Share
By-Laws
and a permanent injunction against such funds applying the Control Share
By-Laws.
On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share
By-Laws
and the plaintiff’s declaratory judgment claim, and declared that such funds’

Shareholder Update
(Unaudited) (continued)

Control Share
By-Laws
violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share
By-Law
shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share
By-Law
will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.
Investment Policies
Effective June 22, 2023, the Board of Trustees (the “Board”) of each Fund approved a change in each Fund’s maturity policy. Each Fund’s maturity policy effective as of June 22, 2023 is presented below:
“Under normal circumstances, the Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.”
Portfolio Managers
Effective October 13, 2023, Stephen J. Candido and Michael S. Hamilton were added as portfolio managers for each Fund. Christopher L. Drahn will retire from Nuveen April 1, 2024 and will continue to serve as portfolio manager for each Fund until that time.
Stephen J. Candido, CFA, is Managing Director and Portfolio Manager at Nuveen Asset Management, LLC (“NAM”). He began his career in the financial services industry when he joined NAM in 1996. He served as a research analyst specializing in high yield sectors before assuming portfolio management responsibilities in 2016.
Michael S. Hamilton is Managing Director and Portfolio Manager at NAM. He began his career in the financial services industry in 1989 and joined NAM in 2011. He assumed portfolio management responsibilities in 1992.

UPDATED DISCLOSURES FOR THE FUND’S EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT
The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2023.
NUVEEN
AMT-FREE
QUALITY MUNICIPAL INCOME FUND (NEA)
SENIOR SECURITIES
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of the Fund’s last ten fiscal years, as applicable. The Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table has been audited by KPMG LLP, independent registered public accounting firm. The Fund’s audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

	Adjustable Rate MuniFund Term Preferred (AMTP) Shares at the End of Period		MuniFund Preferred (MFP) Shares at the End of Period		MuniFund Term Preferred (MTP)Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period		Variable Rate Demand Preferred (VRDP) Shares at the End of Period		AMTP, MFP, MTP, VMTP and/or VRDP Shares at the End of Period

Year Ended 10/31:	Aggregate Amount	Asset Coverage Per $100,000 Share(2)	Aggregate Amount Outstanding (000)(1)	Asset Coverage Per $100,000 Share(2),(3)	Aggregate Amount Outstanding (000)(1)	Asset Coverage Per $10 Share(4)	Aggregate Amount Outstanding (000)(1)	Asset Coverage	Aggregate Amount Outstanding (000)(1)	Asset Coverage Per $100,000 Share(2)	Asset Coverage Per $1 Liquidation Preference

2023	$173,000	$240,834	$1,038,900	$240,834	$0	$0	$ 0	$ 0	$1,159,400	$240,834	$2.41
2022	$173,000	$240,229	$1,088,900	$240,229	$0	$0	$ 0	$ 0	$1,159,400	$240,229	$2.40
2021	$316,500	$283,145	$1,088,900	$283,145	$0	$0	$ 0	$ 0	$1,159,400	$283,145	$2.83
2020	$143,500	$280,550	$ 958,000	$280,550	$0	$0	$ 0	$ 0	$1,290,300	$280,550	$2.81
2019	$ 0	$ 0	$ 958,000	$282,066	$0	$0	$ 0	$ 0	$1,290,300	$282,066	$2.82
2018	$ 0	$ 0	$ 958,000	$265,448	$0	$0	$ 0	$ 0	$1,290,300	$265,448	$2.65
2017	$ 0	$ 0	$ 0	$ 0	$0	$0	$773,000	$291,919	$1,290,300	$291,919	$2.92
2016	$ 0	$ 0	$ 0	$ 0	$0	$0	$773,000	$295,667	$1,290,300	$295,667	$2.96
2015	$ 0	$ 0	$ 0	$ 0	$0	$0	$151,000	$333,349	$ 349,900	$333,349	$3.33
2014	$ 0	$ 0	$ 0	$ 0	$0	$0	$151,000	$338,193	$ 349,900	$338,193	$3.38

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.

(2)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(3)
The Fund’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for the Fund’s Series D MFP Shares were as follows:

	Fiscal Year Ended October 31
Series D MFP Shares	2023	2022	2021	2020	2019	2018
Asset Coverage Per $1,000 Share*	$2,408	$2,402	$2,831	$2,805	$2,800	$0

Shareholder Update
(Unaudited) (continued)

*
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

(4)
Asset Coverage Per $10: Asset coverage per $10 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 10. The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

Fiscal Year Ended October 31
Series 2015 (NEA PRCCL)	2014
Ending Market Value per Share	$0
Average Market Value per Share	$10.05**

**	For the period November 1, 2013 through December 20, 2013.
UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2023, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information
(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
NAD	$–
NEA	–

Additional Fund Information
(Unaudited)

Board of Trustees

Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAD	NEA

Common shares repurchased	0	45,000

FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt
interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded
Bond/Pre-Refunding:
Pre-Refunded
bond/Pre-Refunding,
also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding
generally raises a bond’s credit rating and thus its value.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond:
A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds

Glossary of Terms Users in the Report
(Unaudited) (continued)

generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May
23-25,
2023 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory
agreement (each, a
“Sub-Advisory
Agreement”) with Nuveen Asset Management, LLC (the
“Sub-Adviser”)
pursuant to which the
Sub-Adviser
serves as the
sub-adviser
to such Fund for an additional
one-year
term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial
two-year
period, the Board considers the renewal of each Investment Management Agreement and
Sub-Advisory
Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and
Sub-Advisory
Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the
Sub-Adviser
are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and the applicable sub-advisers
in their annual review of the advisory agreements. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers
to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end
funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end
funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’
sub-advisers
and/or portfolio teams, when feasible. The presentations, discussions, and meetings throughout the year also provide a means for the Board to evaluate the level, breadth and quality of services provided by the Adviser and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions advanced in 2022 for the benefit of particular Nuveen funds and/or the Nuveen fund complex; a review of each sub-adviser
to the Nuveen funds and/or the applicable investment team; an analysis of fund performance with a focus on any Nuveen funds considered performance outliers; an analysis of the fees and expense ratios of the Nuveen funds with a focus on any Nuveen funds considered expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end
funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end
funds); a description of the profitability or financial data of Nuveen and the sub-advisers
to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers
as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Independent Board Members.
As part of its review, the Board met on April
11-12,
2023 (the “April Meeting”) to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser
to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the
Sub-Adviser
were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the Board’s annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)

A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the
Sub-Advisory
Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the
Sub-Adviser
in providing services to the Funds.
The Board recognized that the Adviser provides a wide array of management, oversight and administrative services to manage and operate the Nuveen funds and that the scope and complexity of these services, along with the undertakings required of the Adviser in connection with providing these services, have expanded over time as a result of, among other things, regulatory, market and other developments. The Board noted the Adviser’s dedication of resources, time, personnel and capital and commitment to continuing to develop improvements and innovations that seek to enhance the Nuveen fund complex and meet the needs of the Nuveen funds in an increasingly complex regulatory environment. The Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services.
The Board considered the breadth and the quality of the services the Adviser and its various teams provide in overseeing the investment management of the Nuveen funds, including, among other things, overseeing and reviewing the services provided by the various sub-advisers
to the Nuveen funds and their investment teams; evaluating fund performance and market conditions; overseeing operational and investment risks; evaluating investment strategies and recommending any changes thereto; managing liquidity; managing the daily valuation of portfolio securities; overseeing trade execution and securities lending; and setting and managing distributions consistent with the respective fund’s product design. With respect to closed-end
funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end
fund investor relations program. The Board also reviewed the structure of investment personnel compensation of each Fund Adviser and considered whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
Given the Nuveen funds operate in a highly regulated industry, the Board further considered the extensive compliance, regulatory and administrative services the Adviser and its various teams provide to manage and operate the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, laws and regulations; devising internal compliance programs in seeking to enhance compliance with regulatory requirements and creating a framework to review and assess compliance programs; overseeing sub-adviser
compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board reviewed highlights of the various initiatives Nuveen compliance had taken in 2022 including, among other things, additional due diligence of service providers as their operating environments evolve post-Covid to more hybrid in-person
working arrangements; investments in supporting and expanding international trading capabilities; continuing efforts to enhance policies and controls to address compliance risks including those related to environmental, social and governance (“ESG”) matters and new regulatory developments or guidance; and establishing and maintaining compliance policies and comprehensive compliance training programs. The Board also considered information regarding the Adviser’s business continuity, disaster recovery and information security programs and the periodic testing and review of such programs.
In addition to the above functions, the Board considered the quality and extent of other non-advisory
services the Adviser provides including, among other things, various fund administration services (such as preparing, overseeing or assisting with the preparation of tax and regulatory filings); product management services (such as evaluating and enhancing products and strategies); legal support services; shareholder services and transfer agency function oversight services; and board support and reporting services. With respect to board support services, the Board reviewed a summary of the annual, quarterly, and special reports the Adviser and/or its affiliates provided to the Board throughout 2022.
The Board further acknowledged various initiatives the Adviser had undertaken or continued in 2022 in seeking to improve the effectiveness of its organization, the Nuveen funds product line-up
as well as particular Nuveen fund(s) through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; reopening certain funds previously closed to new investors; adding or modifying the share classes offered by certain funds; implementing fee waivers and expense cap changes for certain funds and evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are represented.
Aside from the services provided, the Board recognized the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the
Sub-Adviser
and recognized that the
Sub-Adviser
and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the
Sub-Adviser
provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes to such team, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised
by the
Sub-Adviser
over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised
by the
Sub-Adviser.
The Board further considered at the May Meeting or prior meetings evaluations of the
Sub-Adviser’s
compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the
Sub-Advisory
Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Nuveen funds prepared specifically for the annual review of the advisory agreements as well as the performance data the Board received throughout the year representing different time periods. In this regard, leading into the May Meeting, the Board reviewed, among other things, Fund performance over the quarter, one-,
three- and five-year periods ending December 31, 2022 and March 31, 2023. In addition, the Board reviewed and discussed performance data at its regularly scheduled quarterly meetings during the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that have been provided for the annual review as well as in prior meetings over time in evaluating fund performance, including the Adviser’s analysis of a fund’s performance with particular focus on performance outliers (both overperformance and underperformance), the factors contributing to performance (including relative to a fund’s benchmark and peers and the impact of market conditions) and any recommendations or steps that had been taken or were proposed to be taken to address significant performance concerns. In this regard, the Board noted, among other things, that certain Nuveen funds had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2020, and, as a result, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.
The Board recognized that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board noted that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.
In its evaluation, the Board reviewed Nuveen fund performance results from different perspectives. In general, subject to certain exceptions, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods and evaluated performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies and other characteristics of the peers in the Performance Peer Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable Nuveen fund. With respect to relative performance of a Nuveen fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The secondary market trading of shares of the Nuveen
closed-end
funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its
Closed-end
Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end
funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end
funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further acknowledged that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in helping to provide income.
The Board also evaluated Nuveen fund performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board recognized that longer periods of performance may reflect full market cycles.
In relation to recent general market conditions, the Board had recognized the general market volatility and underperformance of the market in 2022 in considering Nuveen fund performance. The Board took into account the Adviser’s assessment of a fund’s performance during the recent period of significant market volatility. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)

that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Quality Municipal Income Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark for the one-,
three- and five-year periods ended December 31, 2022 and March 31, 2023. The Fund, however, ranked in the second quartile of its Performance Peer Group for the one-
and three-year periods ended December 31, 2022 and March 31, 2023 and first quartile for the five-year periods ended December 31, 2022 and March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
For Nuveen
AMT-Free
Quality Municipal Income Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark for the one-,
three- and five-year periods ended December 31, 2022 and March 31, 2023. However, the Fund ranked in the third quartile of its Performance Peer Group for the one-year
period ended December 31, 2022 and second quartile for the three- and five-year periods ended December 31, 2022. In addition, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2023, the Fund ranked in the second quartile of its Performance Peer Group for the one-
and five-year periods ended March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
C. Fees, Expenses and Profitability
1.     Fees and Expenses
As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end
funds, the contractual management fee and actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund (after any fee waivers and/or expense reimbursements). More specifically, the Independent Board Members reviewed, among other things, each Nuveen closed-end
fund’s actual management fee rate (after fee waivers and/or expense reimbursements, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net total expense ratio (excluding investment-related costs of leverage for closed-end
funds) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net total expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end
funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end
funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
The Independent Board Members also considered, in relevant part, a Nuveen fund’s management fee and net total expense ratio in light of its performance history, including reviewing certain funds identified by the Adviser and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions. In addition, with respect to closed-end
funds that utilize leverage, the Independent Board Members recognized that certain assets attributable to a fund’s use of leverage may be included in the amount of assets upon which the advisory fee or sub-advisory
fee is calculated. The Independent Board Members acknowledged the fact that a decision to employ leverage or increase a fund’s leverage which has the effect, all other things being equal, of increasing the assets upon which an advisory or sub-advisory
fee is based (and, in turn, increasing the Adviser’s and applicable sub-adviser’s
management fees), means that the Adviser and applicable
sub-adviser
may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members recognized, however, that the Adviser and sub-advisers
would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the Adviser and/or sub-adviser,
as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members also considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $62.4 million and fund-level breakpoints reduced fees by approximately $76.1 million in 2022.

With respect to the
Sub-Adviser,
the Board also considered, among other things, the
sub-advisory
fee schedule paid to the
Sub-Adviser
in light of the
sub-advisory
services provided to the respective Fund and comparative data of the fees the
Sub-Adviser
charges to other clients, if any. In its review, the Board recognized that the compensation paid to the
Sub-Adviser
is the responsibility of the Adviser, not the Funds.
    The Independent Board Members noted that each Fund had an actual management fee and a net total expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2.     Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the municipal Nuveen funds, such other clients may include retail and institutional municipal managed accounts sub-advised
by the
Sub-Adviser,
municipal exchange-traded funds (“ETFs”)
sub-advised
by the
Sub-Adviser
that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and certain municipal private limited partnerships offered by Nuveen. The Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts, the sub-advisory
fee the
Sub-Adviser
received for serving as
sub-adviser
to certain municipal ETFs offered outside the Nuveen family and the management fee rates paid by the municipal private limited partnerships operated by Nuveen.
In considering the comparative fee data, the Board recognized that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the Nuveen funds compared to that provided to other clients as well as differences in investment policies; eligible portfolio assets and the manner of managing such assets; product structure; investor profiles; account sizes; and regulatory requirements contribute to the variations in the fee schedules. The Board acknowledged the wide range of services in addition to investment management that the Adviser had provided to the Nuveen funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the
Sub-Adviser’s
fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory
mandates. The Board concluded the varying levels of fees were justified given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.
3.     Profitability of Fund Advisers
In their review, the Independent Board Members considered estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds as well as profitability data of other publicly traded asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax
and
after-tax
basis for the 2022 and 2021 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution and certain other expenses) for the 2022 and 2021 calendar years. The Independent Board Members also considered a summary of some of the key factors that impacted Nuveen’s profitability in 2022. In addition, the Board reviewed the revenues, expenses and operating margin
(pre-
and
after-tax)
the Adviser derived from its ETF product line for the 2022 and 2021 calendar years.
In developing the profitability data of the Adviser for its advisory services to the Nuveen funds, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no perfect expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 through 2022, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax
net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2022. The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)

In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board recognized that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board also reviewed, among other things, the net revenue margins
(pre-tax)
of Nuveen Investments on a company-wide basis and the net revenue margins
(pre-tax)
of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2012 to 2022. Although the total company operating margins of Nuveen Investments were in the bottom half of the peer group range for 2022 and 2021, the Independent Board Members recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2022 and 2021 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the
Sub-Adviser
from its relationships with the respective Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the
Sub-Adviser’s
revenues, expenses and net revenue margins
(pre-
and
after-tax)
for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2022 and December 31, 2021. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin
(pre-
and
after-tax)
by asset type for the
Sub-Adviser
for the calendar years ending December 31, 2022 and December 31, 2021.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the
Sub-Adviser’s
level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the Board recognized that economies of scale are difficult to measure with any precision and certain expenses may not decline with a rise in assets, the Board considered that Nuveen shares the benefits of economies of scale, if any, in a number of ways including through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. With this structure, the Board noted that the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows. The Board noted, however, that although closed-end
funds may make additional share offerings from time to time, the closed-end
funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.
As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments in the Nuveen business were not specific to individual Nuveen funds but rather incurred across of a variety of products and services pursuant to which the family of Nuveen funds as a whole may benefit. In addition, the Board also considered that Nuveen has provided, without raising advisory fees to the Nuveen funds, certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, and this was also a means of sharing economies of scale with the funds and their shareholders.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board acknowledged that an affiliate of the Adviser may receive compensation for serving as a co-manager
in the initial public offerings of new Nuveen
closed-end
funds (if any) and for serving as an underwriter on shelf offerings of existing Nuveen closed-end
funds and reviewed the amounts paid for such services, if any, in 2021 and 2022.
In addition, the Independent Board Members noted that the various sub-advisers
to the Nuveen funds do not generally benefit from soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.
F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important
or controlling. The Independent Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one-year
period.

Board Members & Officers
(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2008 Class II	Formerly, a
Co-Founding
			Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), formerly, Chair of its Investment Committee (2017-2022); formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	132

Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President
Pro-Tem
			of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	132

William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	132

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	132

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	132

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	132

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	132

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide
®
(a
non-profit
			organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	132

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) formerly, Chair (2015- 2022) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	132

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	132

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015	Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017).

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director (since 2022), formerly, Vice President (2016-2022), and Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023).

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen (since 2023); Vice President, Associate General Counsel and Assistant Secretary (since 2023) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA- CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President (since 2022) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Senior Managing Director (2017- 2022); Executive Vice President (since 2023) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Senior Managing Director (2017-2023); Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC, formerly, Senior Managing Director (2017-2023), Secretary (2016-2023) and Co- General Counsel (2011-2020); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Senior Managing Director (2017-2023) and Associate General Counsel (2011-2020); Executive Vice President (since 2021) and Secretary (since 2023) of Teachers Advisors, LLC, formerly, General Counsel and Assistant Secretary (2021-2023); Executive Vice President (since 2017) and Secretary (since 2023) of TIAA-CREF Investment Management, LLC, formerly General Counsel and Assistant Secretary (2017- 2023); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Alternative Investments, LLC, formerly Senior Managing Director (2017-2023).

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups (2017-2022), at Nuveen; Managing Director of Nuveen Fund Advisors, LLC (since 2019); Managing Director (since 2021), formerly, Senior Director (2016-2021), of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account
VA-1
			and the CREF Accounts; has held various positions with TIAA since 2004.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen Asset Management, LLC; Senior Managing Director of Teachers Advisors, LLC (since 2021) and TIAA-CREF Investment Management, LLC (since 2016); Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account
VA-1
			and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; has held various positions with TIAA since 2006.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023) and Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019) of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account
VA-1,
			TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com EAN-B-1023P 3241318-INV-Y-12/24

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen AMT-Free Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
October 31, 2023	$40,000	$2,600	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2022	$37,620	$2,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2023	$0	$0	$0	$0
October 31, 2022	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a) (58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Albin F. Moschner, John K. Nelson, Chair, Margaret L. Wolff, and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Christopher L. Drahn, CFA, Managing Director at Nuveen Asset Management, manages tax-exempt fixed income portfolios as well as mutual funds and closed-end funds. He began working in the investment industry when he joined the firm in 1980. Chris became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Chris holds the Chartered Financial Analyst designation and is a member of the CFA Institute, the Minnesota Society of Municipal Analysts and the CFA Society of Minnesota.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Michael S. Hamilton, Managing Director, manages tax-exempt fixed income portfolios for Nuveen. He began working in the investment industry when he joined the firm in 1989, as a fixed-income fund manager and trader. He became a portfolio manager in 1992. He received a B.A. from the College of Idaho and an M.B.A. from Western Washington University. He is a member of the CFA Institute and the Portland Society of Financial Analysts.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	10	$12.57 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$152 million

Stephen J. Candido	Registered Investment Company	29	$43.63 billion
	Other Pooled Investment Vehicles	2	$482 million
	Other Accounts	3	$268 million

Michael S. Hamilton	Registered Investment Company	18	$9.37 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$189 million

*	Assets are as of October 31, 2023. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF NEA SECURITIES AS OF OCTOBER 31, 2023

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher L. Drahn	X
Stephen J. Candido	X
Michael S. Hamilton	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
NOVEMBER 1-30, 2022	0	0.0000	0	29,900,000

DECEMBER 1-31, 2022	0	0.0000	0	29,900,000

JANUARY 1-31, 2023	0	0.0000	0	29,900,000

FEBRUARY 1-28, 2023	0	0.0000	0	29,900,000

MARCH 1-31, 2023	0	0.0000	0	29,900,000

APRIL 1-30, 2023	0	0.0000	0	29,900,000

MAY 1-31, 2023	0	0.0000	0	29,900,000

JUNE 1-30, 2023	0	0.0000	0	29,900,000

JULY 1-31, 2023	0	0.0000	0	29,900,000

AUGUST 1-31, 2023	0	0.0000	0	29,900,000

SEPTEMBER 1-30, 2023	45,000	9.8767	45,000	29,855,000

OCTOBER 1-31, 2023	0	0.0000	0	29,855,000

TOTAL	45,000

*	The registrant’s repurchase program, for the repurchase of 29,900,000 shares, was authorized on August 3rd, 2022. The program was reauthorized for a maximum repurchase amount of 29,900,000 shares on February 14th, 2023. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14 (b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c)(4) Consent of Independent Registered Public Accounting Firm. EX99.IND PUB ACCT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Quality Municipal Income Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 5, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Funds Controller
(principal financial officer)

Date: January 5, 2024